                     Filed with Exhibits on July 3, 2002
                              File No.  811-9036

                            ----------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


                             REGISTRATION STATEMENT
                                   UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                               AMENDMENT NO. 21

                            UBS Relationship Funds
               (formerly known as the Brinson Relationship Funds)
                            ======================
               (Exact name of Registrant as Specified in Charter)

                            209 South LaSalle Street
                          Chicago, Illinois 60604-1295
               (Address of Principal Executive Offices)(Zip Code)


        Registrant's Telephone Number, including Area Code 312-220-7100
                                       ---------

                               Amy R. Doberman, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                         New York, New York  10019-6114
                         ------------------------------
                    (Name and Address of Agent for Service)

                                   COPIES TO:

                              Bruce G. Leto, Esq.
                    Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

============================================================================

EXPLANATORY NOTE


  This Registration Statement has been filed by the Registrant pursuant to
Section 8(b) of the Investment Company Act of 1940, as amended. However, shares of beneficial interest in the Registrant are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), because such shares will be issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. The shares have not been registered under any state securities laws in reliance upon various exemptions provided by those laws. Investments in the shares of the Registrant may only be made by "accredited investors" within the meaning of Regulation D under the Securities Act which include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any shares of the Registrant.

LOGO UBS Global Asset Management

                             UBS RELATIONSHIP FUNDS


                      DSI ENHANCED S&P 500 RELATIONSHIP FUND

                                     PART A


                                  JULY 3, 2002


DSI Enhanced S&P 500 Relationship Fund (formerly known as DSI Enhanced S&P 500 Fund)(the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds)(the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                               OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


INVESTMENT OBJECTIVE              Seek higher total return over the long term
AND GOALS                         than the Standard & Poor's Composite Index of
                                  500 Stocks (the "S&P 500 Index").

PERFORMANCE BENCHMARK             The S&P 500 Index is a broad-based,
                                  capitalization weighted index which primarily includes U.S. common stocks. Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

PRINCIPAL INVESTMENTS             The Fund seeks to achieve its objective
                                  through the use of a proprietary enhanced S&P
                                  500 strategy to invest in a selection of common stocks that are included in the S&P 500
                                  Index.  UBS Global Asset Management
                                  (Americas) Inc., the Fund's investment
                                  advisor (the "Advisor"), has selected DSI
                                  International Management, Inc. ("DSI" or the
                                  "Sub-Advisor") to serve as the Fund's
                                  sub-advisor.

PRINCIPAL STRATEGIES              Under normal circumstances, the Fund invests
                                  at least 80% of its net assets in common stocks that are included in the S&P 500
                                  Index. The Fund normally invests in
                                  approximately 250 to 500 stocks and weights its holdings of individual stocks based on DSI's proprietary enhanced S&P 500 strategy.
                                  Compared to the stock weightings in the S&P
                                  500 Index, the Fund overweights stocks that its strategy ranks positively and underweights stocks that its strategy ranks negatively.
                                  Generally, the Fund gives stocks with a
                                  neutral ranking the same weight as in the S&P
                                  500 Index.

                                  The Sub-Advisor seeks to control the risk of the portfolio by maintaining an overall close correlation between its performance and the performance of the S&P 500 Index over time, with a relatively low tracking error. To maintain this correlation, the Fund gives each stock in its portfolio a weighting that is close to the S&P 500 Index weighting and, if necessary, readjusts the weighting when it rebalances the portfolio. The Fund also considers relative industry and sector weightings and market capitalization. The Fund generally expects to rebalance its portfolio monthly, but may do so more often if DSI considers it appropriate to do so.

                                  In selecting securities for the Fund, DSI seeks to add value to the Fund's portfolio through stock selection while managing the Fund's risk profile. DSI believes that:

                                  -    undervalued securities with improving
                                       fundamentals should outperform the
                                       universe from which they are drawn;

                                  -    during different market environments,
                                       different factors can become more or less significant; and

                                  -    unintended deviations from the S&P 500
                                       Index in portfolio construction should be minimized.

                                  In deciding which stocks to buy and sell for the Fund, DSI uses its proprietary enhanced S&P 500 strategy, which consists of an adaptive stock ranking model and a portfolio construction model. DSI has developed a quantitative, dynamic, bottom up, multi-factor model to rank the stocks in the S&P 500 Index, using relatively independent factors (such as earnings expectations, earnings growth, valuation, yield, return on equity and margins). DSI believes that these factors have varying influences during different phases of the stock market cycle and DSI reevaluates the relative importance and weighting of each factor systematically. DSI applies this adaptive stock ranking model to the stocks in the S&P 500 Index, so that the relative rankings of these stocks may change from month to month.

PRINCIPAL INVESTMENT RISKS

                                  Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

MANAGEMENT RISK                   DSI's proprietary strategy may not result in
                                  outperformance of the S&P 500 Index and may even result in underperformance.

RISKS OF EQUITY INVESTMENTS       -   The U.S. stock market goes down.
                                  -   Value, growth, or large capitalization
                                  stocks are temporarily out of favor.
                                  - An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.


DERIVATIVES RISK                  The risk that the Fund's investments in
                                  derivatives may rise or fall more rapidly than other investments.


NO GOVERNMENT GUARANTEE           An investment in the Fund is NOT a bank
                                  deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FLUCTUATING VALUE                 The Fund's investments fluctuate in price and
                                  the value of your investment in the Fund will go up and down.


MORE ABOUT THE FUND'S INVESTMENTS

EQUITY SECURITIES

         Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

DERIVATIVE CONTRACTS

        The Fund may (but is not required to) use options, futures contracts and other derivatives. The Fund may use these instruments in strategies intended to simulate investment in the S&P 500 Index stocks while retaining a cash balance for Fund management purposes. The Fund also may use these instruments to reduce the risk of adverse price movements while investing cash received when investors buy shares, to facilitate trading and to reduce transaction costs.

         A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

         The Fund may, but is not required to, use derivative contracts for any of the following purposes:

- To hedge against adverse changes, caused by changing stock prices, in the market value of securities held by or to be bought for the Fund.

-        As a substitute for purchasing or selling securities.

         Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

         Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

         The Fund will invest in other series of the Trust only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

DEFENSIVE INVESTING

         In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

IMPACT OF HIGH PORTFOLIO TURNOVER

         The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


         The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


         Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor manages the investment and reinvestment of the Fund's assets. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to limit the Fund's total operating expenses at 0.10% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

         Investment decisions for the Fund are made by the investment management team of the Advisor. No member of the investment management team is responsible for making recommendations for portfolio purchases or sales.

THE SUB-ADVISOR


         The Advisor has appointed DSI International Management, Inc., to serve as sub-advisor to the Fund. DSI is responsible for the day-to-day management of the Fund under the supervision of the Advisor. DSI is located at 301 Merritt 7, Norwalk, Connecticut 06851. DSI is a wholly-owned asset management subsidiary of UBS Global Asset Management (US) Inc., which is a wholly-owned indirect subsidiary of UBS. As of March 31, 2002, DSI had approximately $4 billion in assets under management. DSI receives no compensation from the Fund in connection with the services it provides. For additional information about DSI, see Item 15 in Part B.


         Investment decisions for the Fund made by the Sub-Advisor are made by an investment management team of DSI. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

         The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

         As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

         When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

         A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

         An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

         The Fund will not be a "regulated investment company" for federal income tax purposes.

         For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

         Investor inquiries should be addressed to the Fund, c/o Joseph Mancini, 301 Merritt 7, Second Floor, Norwalk, Connecticut, 06851, or an Investor may call 203-845-2880.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

PURCHASE OF SECURITIES BEING OFFERED

         Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

         Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $5,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

         At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

NET ASSET VALUE

         The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time), on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

         Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Trust's Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in value of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

         All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

EXCHANGES OF SHARES

         Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

         By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transactions; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan") fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

         Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

REDEMPTION OR REPURCHASE OF SHARES

         As stated above in "PURCHASE OF SECURITIES BEING OFFERED," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

         An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

         If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

                                    APPENDIX

ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX.

         The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to DSI, the Advisor, or the Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, which is determined, composed, and calculated by S&P without regard to DSI, the Advisor, or the Fund. S&P has no obligation to take the needs of DSI or the Advisor or the shareholders of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the timing of the issuance or sale of the Fund's shares or the determination or calculation of the equation by which shares of the Fund are priced or converted into cash. S&P has no obligation or liability in connection with the administration of the Fund or the marketing or sale of the Fund's shares.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

LOGO UBS Global Asset Management


                             UBS RELATIONSHIP FUNDS

                      UBS U.S. CORE PLUS RELATIONSHIP FUND

                                    PART A


                                 JULY 3, 2002


UBS U.S. Core Plus Relationship Fund (formerly known as Brinson Bond Plus
Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment objective and goals          Maximize total U.S. dollar return,
                                        consisting of capital appreciation
                                        and current income, while controlling
                                        risk.

Performance benchmark                   Lehman Brothers Aggregate Bond Index.
                                        This benchmark is an unmanaged index
                                        of investment grade fixed-rate debt
                                        issues, including corporate,
                                        government, mortgage-backed and
                                        asset-backed securities with
                                        maturities of at least one year.
                                        Although the benchmark has been
                                        selected as a comparative measure of
                                        the securities markets in which the
                                        Fund invests, the Fund may not have
                                        the same performance record as the
                                        benchmark.

Principal investments                   The Fund invests mainly in a broad range
                                        of investment grade fixed income
                                        securities, including corporate,
                                        government, mortgage-backed and asset-
                                        backed securities. Under normal
                                        circumstances, the Fund invests at
                                        least 80% of its net assets in U.S.
                                        fixed income securities of investment
                                        grade quality.

                                        The Fund may invest up to 20% of its net assets in any combination of high yield securities, emerging market fixed income securities and fixed income securities of foreign issuers, including foreign governments. Depending on its assessment of market conditions, UBS Global Asset Management (Americas)
                                        Inc. (formerly known as Brinson
                                        Partners, Inc.) (the "Advisor") may
                                        choose to allocate the Fund's assets
                                        in any combination among these types
                                        of investments or may choose not to
                                        invest in these types of investments.

                                        CREDIT QUALITY: The Fund invests mainly
                                        in investment grade fixed income
                                        securities but may invest up to 20% of
                                        its net assets in high yield, below
                                        investment grade fixed income securities of all types. These securities are commonly known as "junk bonds."

                                        MATURITY/DURATION: Although the Fund may invest in securities of any maturity, the Fund normally invests in, and expects to maintain a duration similar to that of, intermediate to long-term bonds.

Principal strategies                    The Advisor's investment style is
                                        focused on investment fundamentals. The
                                        Advisor believes that investment
                                        fundamentals determine and define
                                        investment value. Market prices tend to
                                        be more volatile than fundamental value, and the Advisor seeks to identify and exploit these periodic differences.

                                        The Advisor considers many factors, in
                                        addition to maturity and current yield,
                                        in the evaluation of fixed income
                                        securities, including: duration
                                        management, yield curve analysis,
                                        sector selection, security selection and asset allocation. The Advisor employs a top-down strategy, including duration targets and sector allocation incorporating macroeconomic input.

PRINCIPAL INVESTMENT RISKS
================================================================================

                                        Investors can lose money in the Fund or
                                        the Fund's performance may fall below
                                        that of other possible investments.
                                        Below is a discussion of the potential
                                        risks of the Fund.

Management risk                         The Advisor's judgments about asset
                                        allocation or the fundamental value of
                                        securities acquired by the Fund may
                                        prove to be incorrect.

Risks of fixed income investments       [_] Interest rates in countries where
                                        the Fund's investments are
                                        principally traded may vary.  If
                                        interest rates rise, the prices of
                                        fixed income securities in the Fund's
                                        portfolio may fall. Generally, the
                                        longer the maturity of a fixed income
                                        security, the greater its sensitivity
                                        to changes in interest rates. This is
                                        known as interest rate risk.


                                        [_] The issuer of a fixed income
                                        security in the Fund's portfolio may
                                        default on its obligation to pay
                                        principal or interest, may have its
                                        credit rating downgraded by a rating
                                        organization or may be perceived by the
                                        market to be less creditworthy.
                                        Lower-rated bonds are more likely to be
                                        subject to an issuer's default than
                                        investment grade (higher rated) bonds.
                                        This is known as credit risk.


                                        [_] As a result of declining interest
                                        rates, the issuer of a security may
                                        exercise its right to prepay
                                        principal earlier than scheduled,
                                        forcing the Fund to reinvest in lower
                                        yielding securities.  This is known
                                        as call or prepayment risk.

                                        [_] When interest rates are rising, the
                                        average life of securities backed by
                                        debt obligations is extended because
                                        of slower than expected principal
                                        payments.  This will lock in a
                                        below-market interest rate, increase
                                        the security's duration and reduce
                                        the value of the security.  This is
                                        known as extension risk.

Foreign country risks                   Many foreign countries in which the
                                        Fund may invest have markets that are
                                        less liquid and more volatile than
                                        markets in the U.S.  In some foreign
                                        countries, less information is
                                        available about foreign issuers and
                                        markets because of less rigorous
                                        accounting and regulatory standards
                                        than in the U.S. Currency
                                        fluctuations could erase investment
                                        gains or add to investment losses.
                                        The risk of investing in foreign
                                        securities is greater in the case of
                                        emerging markets.


DERIVATIVES RISK                        The risk that the Fund's investments in
                                        derivatives may rise or fall more
                                        rapidly than other investments.


Non-diversification                     The Fund is not diversified, which
                                        means that it can invest a higher
                                        percentage of its assets in any one
                                        issuer than a diversified fund.
                                        Being non-diversified may magnify the
                                        Fund's losses from adverse events
                                        affecting a particular issuer.

No government guarantee                 An investment in the Fund is not a
                                        bank deposit and is not insured or
                                        guaranteed by the Federal Deposit
                                        Insurance Corporation or any other
                                        government agency.

Fluctuating value                       The Fund's investments fluctuate in
                                        price and the value of your
                                        investment in the Fund will go up and
                                        down.

MORE ABOUT THE FUND'S INVESTMENTS

Fixed Income Securities

     Fixed income securities purchased by the Fund may be U.S. dollar and non-U.S. dollar denominated, may have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay in kind and auction rate features. The Fund's non-U.S. dollar denominated fixed income securities will typically be invested in securities issued by governments, governmental entities, supranational issuers and corporations. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  real estate mortgage conduits
[_]  asset-backed securities
[_]  structured notes and leveraged derivative securities
[_]  convertible securities
[_]  preferred stock and trust certificates
[_]  participations in loans made by financial institutions
[_]  repurchase agreements
[_]  Eurodollar securities
[_]  Brady bonds

Credit Quality

Securities are investment grade if, at the time of purchase:

[_] They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
[_]  They have received a comparable short-term or other rating.
[_] They are unrated securities that the Advisor believes are of comparable quality.

The issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Below investment grade securities may become illiquid and hard to value in down markets. The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate and currency swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

The Fund may also invest a portion of its assets in securities of the series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest that portion of its assets allocated to emerging market investments by purchasing shares of UBS Emerging Markets Debt Relationship Fund.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.05% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS U.S. Core Plus Relationship Fund was known as Brinson Bond Plus Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities will be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets
will usually be closed prior to the time of the closing of the NYSE.   Thus,
values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.


     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.


     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management


                             UBS RELATIONSHIP FUNDS

               UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND

                                    PART A


                                July 3, 2002
                                      --


UBS U.S. Cash Management Prime Relationship Fund (formerly known as Brinson U.S. Cash Management Prime Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                              OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment objective and goals          Maximize current income consistent with
                                        liquidity and the preservation of
                                        capital. The Fund seeks to maintain a
                                        stable $1 share price.

Performance benchmark                   Salomon Smith Barney 1 Month Treasury
                                        Bill Rate. Although the benchmark has
                                        been selected as a comparative measure
                                        of the securities markets in which the
                                        Fund invests, the Fund may not have the
                                        same performance record as the
                                        benchmark.

Principal investments                   The Fund may invest in high quality
                                        money market instruments, including
                                        commercial paper, certificates of
                                        deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term fixed income securities.

Minimum credit quality                  The Fund may purchase only those
                                        obligations that the Board of
                                        Trustees (the "Board") of the Trust
                                        has determined present minimal
                                        credit risks and are "First Tier
                                        Securities" as defined in Rule 2a-7
                                        under the Investment Company Act of
                                        1940, as amended ("Investment Company
                                        Act"). First Tier Securities include
                                        U.S. government securities and
                                        securities of other market funds.
                                        Other First Tier Securities are
                                        either (1) rated in the highest
                                        short-term rating category by at
                                        least two nationally recognized
                                        statistical rating organizations
                                        ("rating agencies"), (2) rated in the
                                        highest short-term rating category by
                                        a single rating agency if only that
                                        rating agency has assigned the
                                        obligation a short-term rating, (3)
                                        issued by an issuer that has received
                                        such a short-term rating with respect
                                        to a security that is comparable in
                                        priority and security, (4) subject to
                                        a guarantee rated in the highest
                                        short-term rating category or issued
                                        by a guarantor that has received the
                                        highest short-term rating for a
                                        comparable debt obligation or (5)
                                        unrated, but determined by UBS Global
                                        Asset Management (Americas) Inc.
                                        (formerly known as Brinson Partners,
                                        Inc.) ("the Advisor") to be of
                                        comparable quality.

Maximum maturity                        The Fund invests in high quality
                                        money market instruments that have, or
                                        are deemed to have, remaining
                                        maturities of 13 months or less. Money
                                        market instruments are short-term
                                        debt-obligations and similar securities.
                                        They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) funding agreements and other insurance company obligations, (5) repurchase agreements and (6) shares of money market funds.

                                        The Fund maintains a dollar-weighted
                                        average portfolio maturity of 90 days
                                        or less. The Fund may invest in
                                        obligations (including certificates
                                        of deposit, bankers' acceptances,
                                        time deposits and similar
                                        obligations) of U.S. and foreign
                                        banks only if the institution has
                                        total assets at the time of purchase
                                        in excess of $1.5 billion. The Fund's
                                        investments in non-negotiable time
                                        deposits of these institutions will
                                        be considered illiquid if they have
                                        maturities greater than seven
                                        calendar days.

                                        The Fund may also invest substantially
                                        all of its assets in U.S. Cash
                                        Management Prime Fund, a series of UBS
                                        Supplementary Trust, an unregistered
                                        investment pool with the same investment objective as the Fund.

Principal strategies                    The Advisor generally intends to
                                        diversify the Fund's portfolio widely
                                        across issuers and sectors. The
                                        Advisor chooses investments for the
                                        Fund by:

                                        [_] Selecting securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, yield and price.

                                        [_]  Overweighting or emphasizing
                                        investments in particular types of
                                        issuers, securities or maturities to
                                        increase current yields.

PRINCIPAL INVESTMENT RISKS
================================================================================

                                        Investors can lose money by investing in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                         [_]  The Advisor's judgments about the
                                        relative value of securities acquired by the Fund may prove to be incorrect.

                                        [_]  The Advisor's judgments about the
                                        allocation of investments across types
                                        of issuers, securities or maturities may prove to be incorrect.

Interest rate risk                      A sudden or sharp movement in interest
                                        rates may cause the Fund's net asset
                                        value to deviate from $1.00.

Credit risk                             An issuer of the Fund's securities could
                                        default, or have its credit rating
                                        downgraded.

Foreign securities risk                 The value of the Fund's foreign
                                        securities go down because of
                                        unfavorable foreign government actions,
                                        political instability or the more
                                        limited availability of accurate
                                        information about foreign issuers.

No government guarantee                 An investment in the Fund is not a bank
                                        deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                        Corporation or any other government
                                        agency.

                                        THERE CAN BE NO ASSURANCE THAT THE FUND
                                        WILL BE ABLE TO MAINTAIN A STABLE NET
                                        ASSET VALUE OF $1.00 PER SHARE. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE ADVISOR


     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund currently intends to allocate income, gains and losses daily and to make distributions to Investors monthly. Unless J.P. Morgan Investor Services Co. ("J.P. Morgan") is notified otherwise, all Investor distributions will automatically be reinvested in additional Fund shares at net asset value.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS U.S. Cash Management Prime Relationship Fund was known as Brinson U.S. Cash Management Prime Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless:
(1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of two hours prior to the close of regular trading on the New York Stock Exchange ("NYSE") (generally 2:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding.

     In the absence of extraordinary or unusual circumstances, the Fund utilizes the amortized cost method of valuing the Fund's money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the Fund. The Board of the Trust will, from time to time, review the extent of any deviation from net asset value, as determined on the basis of the amortized cost method, from net asset value as determined on the basis of available market quotations. If a deviation of 1/2 of 1% or more were to occur or there were any other deviation that the Board believed would result in a material dilution to Investors or purchasers, the Board will promptly consider what action, if any, should be initiated. These actions may include: selling portfolio instruments prior to maturity to realize gains or losses or to shorten the Fund's average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares or calculating net asset value based on market quotations rather than amortized cost.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan, fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, two hours prior to the close of regular trading hours (generally 2:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after 2:00 p.m. will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 2:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after 2:00 p.m. will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management

                            UBS RELATIONSHIP FUNDS

                   UBS EMERGING MARKETS DEBT RELATIONSHIP FUND
                  UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

                                    PART A

                                  July 3, 2002
                                      --


UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund (formerly known as Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund, respectively) (the "Funds") issue beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. Each Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of either Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Funds' shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
====================================================================================================================================

                                 UBS EMERGING                              UBS EMERGING
                                 MARKETS DEBT RELATIONSHIP FUND            MARKETS EQUITY RELATIONSHIP FUND
Investment objective     To maximize total return, consisting of capital appreciation and current income,
and goals                while controlling risk.

Performance              J.P. Morgan Emerging Markets Bond                 Morgan Stanley Capital International Emerging Markets
benchmark                Index Global. This benchmark tracks total         (Free) Index (MSCI-EMF). MSCI-EMF is a market
                         returns for U.S. dollar-denominated debt          capitalization weighted index which captures 60% of a
                         instruments issued by emerging market             country's total capitalization while maintaining the
                         sovereign and quasi-sovereign entities:           overall risk structure of the market.
                         Brady bonds, loans, Eurobonds, and local
                         market instruments.

                         Although each benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal                Under normal circumstances, the Fund              Under normal circumstances, the Fund invests at least
investments              invests at least 80% of its net assets            80% of its net assets in equity securities that are
                         in debt securities that are tied                  tied economically to emerging market countries.
                         economically to emerging market
                         countries.                                        Securities tied economically to emerging market
                                                                           countries include securities on which the return is
                         Securities tied economically to emerging          derived from issuers in emerging market countries,
                         market countries include debt securities          such as equity swap contracts and equity swap index
                         issued by governments, government-related         contracts.
                         entities (including participations in
                         loans between governments and financial           The Fund may invest up to 20% of its net assets in
                         institutions), corporations and entities          the same types of securities that UBS Emerging
                         organized to restructure outstanding debt         Markets Debt Relationship Fund may purchase,
                         of issuers in emerging markets and                including higher risk, below investment grade
                         instruments whose return is derived from          securities.
                         any of the foregoing.

                         The Fund may invest without limit in higher risk, below investment grade securities.

                         Maturity: Individual securities may be of any maturity.

Where the funds          In issuers located in at least three emerging market countries, which may be located in Asia, Europe,
invest                   Latin America, Africa or the Middle East.

What is an emerging      A country defined as an emerging or developing economy by any of the World Bank, the International
market?                  Finance Corporation or the United Nations or its authorities.  The countries included in this definition will change over time.

What is an emerging      A security issued by a government or other issuer that, in the opinion of the Funds' investment advisor,
market security?         has one or more of the following characteristics:

                         [_]  The security's principal trading market is an emerging market.

                         [_]  At least 50% of the issuer's revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries.

                         [_]  At least 50% of the issuer's assets are located in emerging market countries.

Principal strategies     UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) is the Funds'
                         investment advisor (the "Advisor"). The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                         To implement this style, the Advisor purchases for each Fund those securities (generally contained in the
                         Fund's benchmark) that appear to be underpriced relative to their fundamental values. The Advisor attempts to identify and exploit discrepancies between market price and fundamental value by analyzing investment fundamentals that determine future cash flows.


                                 UBS EMERGING                                                   UBS EMERGING
                                 MARKETS DEBT RELATIONSHIP FUND                                 MARKETS EQUITY RELATIONSHIP FUND

                         In selecting individual securities for investment, the Advisor considers:

                         [_]  Current credit quality and possible          [_]  A company's potential cash generation
                              credit upgrades or downgrades
                                                                           [_]  Above average long-term earnings outlook
                         [_]  Interest rate exposure
                                                                           [_]  Expected sustainable return on investments
                         [_]  Narrowing or widening of spreads between
                              sectors, securities of different credit      [_]  Expected sustainable growth rates
                              qualities or securities of different
                              maturities                                   [_]  Stock prices versus a company's asset or franchise
                                                                                values

PRINCIPAL INVESTMENT RISKS
====================================================================================================================================

                         Investors can lose money in a Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of each Fund.

Management risk          The Advisor's judgments about the fundamental value of securities acquired by a Fund may prove to be incorrect.

Risks of equity          - The stock markets where investments are principally traded may go down, or go down more than the
investments              U.S. or other developed countries' markets.

                         - An adverse event, such as negative press reports about a company may depress the value of the company's stock.

Risks of fixed income    - Interest rates in emerging market countries may vary, or rates may move faster than in the U.S. and
investments              other developed markets. If interest rates rise, the prices of fixed income securities may fall.
                         Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. This is known as interest rate risk.

                         - The issuer of a fixed income security may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds. This is known as credit risk.

                         - As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                         - When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Special risks of small   Securities of small capitalization companies present greater risks than securities of larger, capitalization companies more established companies.

Foreign country and      The values of a Fund's foreign and emerging market investments may go down or be very volatile because of:
emerging market
risks                    [_]  A decline in the value of foreign currencies relative to the U.S. dollar.

                         [_]  Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances;
                         inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.

                         [_]  Adverse governmental actions such as nationalization or expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                         [_]  Political and social instability, war and civil unrest.

                         [_]  Less liquid and efficient securities markets; higher transaction costs; settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.

Derivatives risk         The risk that the Fund's investments in derivatives may rise or fall more rapidly than other investments.

Non-diversification      The Funds are not diversified, which means that each Fund can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify each Fund's losses from adverse events affecting a particular issuer.

No government            An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
guarantee                Insurance Corporation or any other government agency.

Fluctuating value        The Funds' investments fluctuate in price and the value of your investment in the Funds will go up and down.

MORE ABOUT THE FUNDS' INVESTMENTS

Equity Securities

     Equity securities in which the UBS Emerging Markets Equity Relationship Fund may invest include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. The UBS Emerging Markets Equity Relationship Fund may invest in issuers at all capitalization levels.

Fixed Income Securities

     In selecting fixed income securities for each Fund's portfolio, the Advisor looks for securities that provide both a high level of current income and the potential for capital appreciation due to a perceived or actual improvement in the creditworthiness of the issuer. Each Fund may invest in all types of fixed income securities of issuers from all countries, including emerging markets. These include:

[_] Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
[_] Participations in loans between emerging market governments and financial institutions.
[_] Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
[_] Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
[_]  Brady Bonds.
[_] Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
[_] Fixed income securities issued by supranational entities such as the World Bank. (A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

     Fixed income securities purchased by a Fund may be denominated or have coupons payable in any currency and may be of any maturity or duration. Each Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay in kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  asset-backed securities
[_]  structured notes and leveraged derivative securities
[_]  convertible securities
[_]  zero coupon securities
[_]  pay-in-kind and when-issued securities

[_]  preferred stock and trust certificates
[_]  participations in loans made by financial institutions
[_]  repurchase and reverse repurchase agreements

     The UBS Emerging Markets Equity Relationship Fund may invest up to 20% of its net assets and the UBS Emerging Markets Debt Relationship Fund may invest substantially all of its assets in U.S. and non-U.S. dollar denominated, fixed income securities that are higher risk, below investment grade securities rated by a nationally recognized statistical rating organization below its top four long-term rating categories or determined by the Advisor to be of comparable quality. Below investment grade securities are commonly known as "junk bonds". The issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of these securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Below investment grade securities may become illiquid and hard to value in down markets.

Management of Currency Exposure

     Each Fund's allocation among different currencies will be identical to that of its benchmark index. However, each Fund may actively depart from this normal currency allocation when, based on the Advisor's research, the Advisor believes that currency prices deviate from their fundamental values. As described below, each Fund may use derivatives to manage its currency exposure.

Derivative Contracts

     A derivative contract will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Each Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates, stock market prices or currency exchange rates, in the market value of securities held by or to be bought for a Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of a Fund's fixed income portfolio.

     Even a small investment in derivative contracts, if it is leveraged, can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENTS IN SECURITIES OF OTHER SERIES

     Each Fund may invest a portion of its assests in securities of other series offered by the Trust. Each Fund will invest in the other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, each Fund may depart from its principal investment strategies by taking temporary defensive positions. Each Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, a Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     Each Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if a Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap each Fund's total operating expenses at 0.50% of each Fund's average net assets. The Advisor may discontinue these expense limitations at any time.

     Investment decisions for the Funds are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     Neither UBS Emerging Markets Equity Relationship Fund nor UBS Emerging Markets Debt Relationship Fund currently intends to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, neither Fund is subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of a Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on a Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from a Fund. In general, distributions of money by a Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. Neither Fund, however, currently intends to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of either Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in a Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in either Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in a Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that either Fund borrows money to acquire property or invests in assets that produce UBTI.

     Neither Fund will be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Funds, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund were known as Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund, respectively.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Funds are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in a Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of each Fund may be purchased directly by eligible Investors at the respective net asset value next determined after receipt of the order in proper form by the Trust plus the applicable transaction charge described below. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Funds.

          At the discretion of a Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

TRANSACTION CHARGES

Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge on all purchases equal to 1.50% of the net asset value of purchases of the Fund's shares. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge upon redemption of the Fund's shares equal to 1.50% of the net asset value of the redeemed shares.

Investors in UBS Emerging Markets Debt Relationship Fund are subject to a transaction charge on all purchases equal to 0.50% of the net asset value of purchases of the Fund's shares. There is no transaction charge for redeeming shares of UBS Emerging Markets Debt Relationship Fund.

Shares of each Fund are sold at net asset value plus the applicable transaction charge. Redemption requests for UBS Emerging Markets Equity Relationship Fund are paid at net asset value less the transaction charge. The proceeds of the transaction charges are retained by the Funds to offset trading costs associated with purchases and redemptions.

Purchases of shares by other series of the Trust investing in UBS Emerging Markets Equity Relationship Fund or in UBS Emerging Markets Debt Relationship Fund are subject to a transaction charge as set forth above. Redemptions of shares owned by other series of the Trust investing in UBS Emerging Markets Equity Relationship Fund are not subject to a transaction charge. Purchases and redemptions made in-kind with securities are not subject to the transaction charges.

Net Asset Value

     The net asset value of each Fund is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and a Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share of each Fund is computed by adding the value of all securities and other assets in each Fund's portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of each Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that a Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by each Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of each Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of each Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. Each Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.


     By exercising the telephone exchange privilege, the Investor agrees that a Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. Each Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), J.P. Morgan, fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Funds' shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of either Fund without charge (except as noted below) on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests for UBS Emerging Markets Equity Relationship Fund are paid at net asset value less a transaction charge equal to 1.50% of the net asset value of the redeemed shares. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. Each Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If a Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management


                             UBS RELATIONSHIP FUNDS

                       UBS GLOBAL BOND RELATIONSHIP FUND

                                     PART A

                                  July 3, 2002
                                      --



UBS Global Bond Relationship Fund (formerly known as Brinson Global Bond
Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                              OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and Goals     Maximize total return, consisting
                                   of capital appreciation and current income, while controlling risk.

Performance Benchmark              Schroder-Salomon Smith Barney World
                                   Government Bond Index. The benchmark is a broad-based, market capitalization weighted index which measures the broad global markets for fixed income securities of U.S. and non-U.S. governments. UBS Global Asset
                                   Management (Americas) Inc. (formerly known as Brinson Partners, Inc.), the Fund's investment advisor (the "Advisor"), may change the benchmark to one or more indices that the Advisor believes more accurately reflect the investable global markets.
                                   Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments              The Fund maintains a global portfolio by
                                   investing in the fixed income securities of issuers located throughout the world. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities. The Fund may invest in fixed income securities issued by U.S. and non-U.S.
                                   governments, governmental agencies, entities organized to restructure outstanding emerging market debt and supranational entities such as the World Bank. These securities include participations in loans between governments and financial institutions and Brady Bonds.

                                   CREDIT QUALITY: The Fund may purchase fixed income securities of any quality. The Fund may invest up to 15% of its net assets in U.S. dollar denominated, higher risk, below investment grade securities and it may invest up to an additional 15% of its net assets in non-U.S. dollar denominated, higher risk, below investment grade securities.

                                   MATURITY/DURATION: The Fund will invest in fixed income securities with an initial maturity of over one year.

Principal Strategies               The Advisor's investment style is singularly
                                   focused on investment fundamentals. The
                                   Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The
                                   Advisor tries to identify and exploit
                                   periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                                   To implement this style the Advisor purchases for the Fund securities (generally contained in the Fund's benchmark index) by using active asset allocation strategies across global fixed income markets and active security selection within each market. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                                   When determining fundamental value, the
                                   Advisor considers broadly based indices that represent asset classes or markets and economic variables such as productivity, inflation and global competitiveness. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

                                   The Fund's allocation among different
                                   currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when the Advisor deems it prudent to do so.

                                   The Fund may invest in all types of fixed income securities of U.S. and foreign issuers. The Advisor emphasizes those fixed income market sectors and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

                                   [_] Duration.

                                   [_] Yield.

                                   [_] Potential for capital appreciation.

                                   [_] Current credit quality as well as
                                   possible credit upgrades or downgrades.

                                   [_] Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities.

                                   [_] For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates.

PRINCIPAL INVESTMENT RISKS
================================================================================

                                   Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                    The Advisor's judgments about asset or
                                   currency allocations or the fundamental value of securities acquired by the Fund may prove to be incorrect.

Risks of fixed income investments  [_] Interest rates in countries where the
                                   Fund's investments are principally traded may vary. If interest rates rise, the prices of fixed income securities in the Fund's portfolio may fall. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. This is known as interest rate risk.

                                   [_] The issuer of a fixed income security in the Fund's portfolio may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds. This is known as credit risk.

                                   [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest. This risk is higher for below investment grade securities. This is known as default risk.

                                   [_] As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, requiring the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                                   [_] When interest rates are rising, the
                                   average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Foreign country and                The values of the Fund's foreign and
emerging market risks              emerging market investments may go down or
                                   be very volatile because of:

                                   [_] A decline in the value of foreign
                                   currencies relative to the U.S. dollar.

                                   [_] Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances; inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.

                                   [_] Adverse governmental actions such as nationalization or expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                                   [_] Political and social instability, war and civil unrest.

                                   [_] Less liquid and efficient securities markets; higher transaction costs; settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.

Derivatives risk                   The risk that the Fund's investments in
                                   derivatives may rise or fall more rapidly than other investments.

Non-diversification                The Fund is not diversified, which means that
                                   it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee            An investment in the Fund is not a bank
                                   deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value                  The Fund's investments fluctuate in price and
                                   the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Fixed Income Securities

     The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay in kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  asset-backed securities
[_]  structured notes and leveraged derivative securities

[_]  inflation indexed securities
[_]  convertible securities
[_]  zero coupon securities

[_]  pay in kind and when-issued securities

[_]  preferred stock and trust certificates
[_]  participations in loans made by financial institutions
[_]  repurchase agreements
[_]  Brady bonds

Credit Quality

     Securities are investment grade if, at the time of purchase:

[_] they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
[_]  they have received a comparable short-term or other raing; or
[_] they are unrated securities that the Advisor believes are of comparable quality.

The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment(s) that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest that portion of its assets allocated to emerging market investments by purchasing shares of UBS Emerging Markets Debt Relationship Fund.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.05% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS Global Bond Relationship Fund was known as Brinson Global Bond Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $25,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), J.P. Morgan, fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management

                           UBS RELATIONSHIP FUNDS

                  UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

                                    PART A


                                  July 3, 2002
                                       --


UBS International Equity Relationship Fund (formerly known as Brinson International Equity Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and Goals     Maximize total return, consisting of capital
                                   appreciation and current income, while
                                   controlling risk.

Performance Benchmark              Morgan Stanley Capital International (MSCI)
                                   World ex-USA (Free) Index ("MSCI Index").
                                   The MSCI Index is a broad, capitalization-weighted measure of foreign stocks.
                                   Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments              The Fund will principally invest in:


                                   [_] Equity securities of issuers outside of the United States.

                                   [_] Securities whose return is derived
                                   primarily from foreign instruments.

Where the Fund Invests             The Fund maintains an international
                                   portfolio by investing in issuers
                                   located throughout the world. Under
                                   normal circumstances, the Fund invests at least 80% of its net assets in equity securities.

Principal Strategies               UBS Global Asset Management (Americas) Inc.
                                   (formerly known as Brinson Partners, Inc.)
                                   is the Fund's investment advisor (the
                                   "Advisor"). The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                                   To implement this style, the Advisor
                                   generally purchases for the Fund securities contained in the Fund's benchmark index, the MSCI Index. The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

PRINCIPAL INVESTMENT RISKS
================================================================================

                                   Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                    The Advisor's judgments about the fundamental
                                   value of securities acquired by the Fund may prove to be incorrect.

Risks of equity investments        [_] The stock markets where the Fund's
                                   investments are principally traded go down.

                                   [_] An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Foreign country                    The values of the Fund's foreign
risks                              investments may go down or be very
                                   volatile because of:

                                   [_] A decline in the value of foreign
                                   currencies relative to the U.S. dollar.

                                   [_] Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances; inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.

                                   [_] Adverse governmental actions such as nationalization or expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                                   [_] Political and social instability, war and civil unrest.

                                   [_] Less liquid and efficient securities markets; higher transaction costs; settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.


Derivatives risk                   The risk that the Fund's investments in
                                   derivatives may rise or fall more rapidly than other investments.


Non-diversification                The Fund is not diversified, which means that
                                   it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee            An investment in the Fund is not a bank
                                   deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value                  The Fund's investments fluctuate in price and
                                   the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. The Fund may invest in issuers of any size.

Management of Currency Exposure

     The Fund's allocation among different currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when, based on the Advisor's research, the Advisor believes that currency prices deviate from their fundamental values. As described below, the Fund may use derivatives to manage its currency exposure.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; foreign forward currency contracts or forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing stock market prices or currency exchange rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENTS IN SECURITIES OF OTHER SERIES

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest its assets in emerging market investments by purchasing shares of UBS Emerging Markets Equity Relationship Fund.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.06% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS International Equity Relationship Fund was known as Brinson International Equity Fund. Until October 30, 2000, the Fund was known as Brinson Global (Ex-U.S.) Equity Fund. Until March 1, 1999, the Fund was known as Brinson Non-U.S. Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The Fund will also calculate its net asset value as of 4:00 p.m. Eastern time on weekdays when the Fund is open for business. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management

                            UBS RELATIONSHIP FUNDS

                  UBS GLOBAL SECURITIES RELATIONSHIP FUND

                                    PART A


                                July 3, 2002
                                     --



UBS Global Securities Relationship Fund (formerly known as Brinson Global Securities Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================


Investment Objective          Maximize total return, consisting of capital
and Goals                     appreciation and current income, without
                              assuming undue risk, through a portfolio of U.S. and non-U.S. stocks and fixed income securities.

Performance                   GSMI Relationship Funds Index. This benchmark
Benchmark                     is compiled by UBS Global Asset Management
                              (Americas) Inc. (formerly known as Brinson
                              Partners, Inc.), the Fund's investment advisor
                              (the "Advisor"), and consists of seven indexes:
                              Wilshire 5000 Index, MSCI World Ex USA (Free)
                              Index, Salomon Smith Barney Broad Investment
                              Grade (BIG) Bond Index, Salomon Smith Barney
                              Non-U.S. Government Bond Index, MSCI Emerging
                              Markets Free Index, JP Morgan Emerging Markets
                              Bond Index Global and Merrill Lynch High Yield
                              Master Index, each representing a distinct asset class of the primary wealth-holding public securities markets. These asset classes are: U.S.
                              equity, global (ex-U.S.) equity, U.S. fixed income, global (ex-U.S.) fixed income, emerging market equities, emerging market debt, high yield fixed income and cash equivalents. Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments         The Fund will principally invest in:

                              [_] Equity securities of both U.S. and non-U.S. issuers.

                              [_] Fixed income securities issued by foreign and domestic governments, government-related entities, corporations and entities organized to restructure outstanding emerging market debt. These include participations in loans between governments and financial institutions and Brady Bonds.

                              [_]  Securities whose return is derived
                              primarily from foreign instruments.

Principal Strategies          The Advisor's investment style is singularly
                              focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                              To implement this style, the Advisor purchases for the Fund securities (generally contained in the Fund's benchmark, the GSMI Relationship Funds Index) by using active asset allocation strategies across global equity, fixed income and money markets and active security selection within each market. The Advisor chooses investments for the Fund by:

                              [_] Identifying asset classes that appear to be temporarily underpriced.

                              [_] Analyzing the fundamental value of individual securities in order to estimate their relative value and attractiveness, and to identify securities for investment that are underpriced relative to their fundamental value.

Under normal market conditions, the Fund expects to allocate assets according to the following mix:

    --------------------------------------------------------------------------------------
                                                                     Asset Class Strategy
          Asset Class                       Normal Allocation Mix            Ranges
    --------------------------------------------------------------------------------------
     U.S. Equities                                    40%                  +/-30%
    --------------------------------------------------------------------------------------
     Global (ex-U.S.) Equities                        22%               0 to +30%
    --------------------------------------------------------------------------------------
     Emerging Market Equities                          3%               0 to +10%
    --------------------------------------------------------------------------------------
     U.S. Fixed Income                                21%               0 to +30%
    --------------------------------------------------------------------------------------
     Global Ex-U.S. Fixed Income                       9%               0 to +30%
    --------------------------------------------------------------------------------------
     High Yield Fixed Income                           3%               0 to +10%
    --------------------------------------------------------------------------------------
     Emerging Market Debt                              2%               0 to +10%
    --------------------------------------------------------------------------------------
     Cash Equivalents                                  0%               0 to +50%
    --------------------------------------------------------------------------------------

The "Asset Class Strategy Ranges" indicated above are the ranges within which the Fund expects to make its active asset allocations to specific asset classes. However, the Fund may exceed its strategy ranges under unusual market conditions and may change them in the future.

PRINCIPAL INVESTMENT RISKS
================================================================================

                              Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               [_]  The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove to be incorrect.

                              [_] The Advisor's judgments about the Fund's asset allocation may prove to be incorrect.

Risks of equity               [_]  The stock markets where the Fund's
investments                   investments are principally traded go down.

                              [_] An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Risks of fixed income         [_]  Interest rates in countries where the Fund's
investments                   investments are principally traded may vary.
                              If interest rates rise, the prices of fixed income securities in the Fund's portfolio may fall.
                              Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. This is known as interest rate risk.


                              [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds. This is known as credit risk.

                              [_] As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              [_] As a result of rising interest rates, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

Foreign country               The values of the Fund's foreign investments may
risks                         go down or be very volatile because of:

                              [_] A decline in the value of foreign currencies relative to the U.S. dollar.

                              [_] Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances; inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.

                              [_] Adverse governmental actions such as nationalization or expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                              [_] Political and social instability, war and civil unrest.

                              [_] Less liquid and efficient securities markets; higher transaction costs; settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.


Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than other investments.


Non-diversification           The Fund is not diversified, which means that it
                              can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government                 An investment in the Fund is not a bank deposit
guarantee                     and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other government agency.

Fluctuating value             The Fund's investments fluctuate in price and the
                              value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. The Fund may invest in issuers at all capitalization levels.


Fixed Income Securities

     In selecting fixed income securities for the Fund's portfolio, the Advisor looks for fixed income securities that provide both a high level of current income and the potential for capital appreciation due to a perceived improvement in the creditworthiness of the issuer. The Fund may invest in all types of fixed income securities of issuers from all countries, including emerging markets. These include:

[_] Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions.

[_]  Participations in loans between governments and financial institutions.

[_] Fixed income securities issued by government owned, controlled or sponsored entities.

[_] Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

[_]  Brady Bonds

[_] Fixed income securities issued by corporate issuers, banks and finance companies.

[_] Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. (A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

     Fixed income securities purchased by the Fund may be denominated or have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay in kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds

[_]  government agency and privately issued mortgage-backed securities

[_]  collateralized mortgage and bond obligations

[_]  asset-backed securities

[_]  structured notes and leveraged derivative securities

[_]  convertible securities

[_]  preferred stock and trust certificates

[_]  participations in loans made by financial institutions

[_]  repurchase agreements

[_]  inflation indexed securities

Credit Quality

     The Fund may invest in U.S. dollar denominated, fixed income securities of any quality, including fixed income securities that are lower rated, high yield securities rated by a rating organization below its top four long term rating categories or determined by the Advisor to be of equivalent quality. Below investment grade securities are commonly known as "junk bonds." The issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Below investment grade securities may become illiquid and hard to value in down markets. The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Emerging Market Securities

The Fund may invest in a broad range of equity and fixed income securities of foreign issuers, including emerging market issuers. An emerging market is any country defined as an emerging or developing economy by the World Bank, International Finance Corporation or United Nations.

Management of Currency Exposure

     The Fund's allocation among different currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when, based on the Advisor's research, the Advisor believes that currency prices deviate from their fundamental values. As described below, the Fund may use derivatives to manage its currency exposure.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates, stock market prices or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

[_]  As a substitute for purchasing or selling securities.

[_] To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of debt securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENTS IN OTHER SERIES

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest that portion of its assets allocated to emerging market investments by purchasing shares of UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking such temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.05% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different Fund is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invest in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B of this Registration Statement.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS Global Securities Relationship Fund was known as Brinson Global Securities Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $25,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange, that trades on weekends or other days when the Fund does not price its shares. Changes in value of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan, Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management

                            UBS RELATIONSHIP FUNDS

                        UBS HIGH YIELD RELATIONSHIP FUND

                                    PART A


                                July 3, 2002
                                      --


UBS High Yield Relationship Fund (formerly known as Brinson High Yield Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                               OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective          Maximize total return, consisting of capital
and goals                     appreciation and current income, while
                              controlling risk.

Performance                   Merrill Lynch High Yield Master Index. The
Benchmark                     benchmark is a broad-based index of high yield
                              securities consisting of issues in the form of publicly placed nonconvertible, coupon-bearing
                              U.S. domestic debt carrying a term to maturity of at least one year. The benchmark has been designed to provide a representative indication of the performance of the high yield market in the United
                              States. Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments         The Fund invests in dollar denominated, high
                              yield securities of U.S. and foreign companies, banks and governments, including those in emerging markets. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities that provide higher yields and are lower rated. High yield, lower rated fixed income securities are those rated below investment grade. The Fund invests in cash payment, zero coupon and pay-in-kind fixed income securities, and may also invest in convertibles, preferred stock and common stock equivalents and in bank loans.

                              CREDIT QUALITY:  The Fund invests in
                              below investment grade, high yield securities including corporate fixed income securities that are commonly known as "junk bonds."

                              MATURITY: Individual securities may be of any maturity.

                              The Fund may invest in all types of fixed income securities of issuers from all countries, including emerging markets. These securities include fixed income securities issued by corporations, governments, governmental entities, entities organized to restructure outstanding emerging market debt and supranational entities such as the World Bank or the European Economic Community. These also include participations in loans between governments and financial institutions, and Brady Bonds.

Principal Strategies          UBS Global Asset Management (Americas) Inc.
                              (formerly known as Brinson Partners, Inc.) is the Fund's investment advisor (the "Advisor"). The
                              Advisor's investment style is based on the premise that inefficiencies exist within the high yield bond market that a fundamental value-based investment process can exploit. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value.

                              The Advisor combines both a top-down and bottom-up analysis. The Advisor may invest in securities of any quality, including unrated securities. The Advisor believes that diversifying the Fund's portfolio by security type, industry, quality and maturity as opposed to investing in any one sector will better enable the Fund to control risk. The Advisor will consider investments across a wide spectrum of industries.

                              The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                              In selecting fixed income securities for the Fund's portfolio, the Advisor looks for fixed income securities that provide both a high level of current income and the potential for capital appreciation due to a perceived improvement in the creditworthiness of the issuer. The Advisor also compiles and considers the following data to assess the issuer's future cash flows:

                              [_]  Management strength

                              [_]  Market position

                              [_]  Competitive environment

                              [_]  Financial flexibility

                              [_]  Ability to deleverage

                              [_]  Historical operating results

PRINCIPAL INVESTMENT RISKS
================================================================================

                              Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               [_]  The Advisor's judgments about the fundamental
                              values of securities acquired by the Fund may prove to be incorrect.

                              [_] The Advisor's judgments about the allocation of the Fund's portfolio across industries, maturities or credit categories may prove to be incorrect.

Risks of high                 [_]  The Fund's investments in below investment
yield/higher risk             grade securities may be considered speculative
securities                    because they have a higher risk of default, tend
                              to be less liquid, and may be more difficult to value.

                              [_] Changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments.

                              [_] Issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates.

                              [_] Prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions.

                              [_] Below investment grade securities may become illiquid and hard to value in down markets.

Risks of fixed income         [_]  Interest rates in countries in whose
investments                   currencies the Fund's investments are denominated
                              may vary. If interest rates rise, the prices of fixed income securities in the Fund's portfolio may fall. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. This is known as interest rate risk.


                              [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds. This is credit risk.


                              [_] When interest rates are declining, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              [_] As a result of rising interest rates, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

Foreign country and           The values of the Fund's foreign and emerging
emerging market               market investments may go down or be very
risks                         volatile because of unfavorable foreign government
                              actions, political, economic or market instability or the absence of accurate information about foreign companies.

                              Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.


Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than other investments.


Non-diversification           The Fund is not diversified, which means that it
                              can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other government agency.

Fluctuating value             The Fund's investments fluctuate in price and the
                              value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Fixed Income Securities

     Fixed income securities purchased by the Fund are U.S. dollar denominated and may have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds

[_]  government agency and privately issued mortgage-backed securities

[_]  collateralized mortgage and bond obligations

[_]  asset-backed securities

[_]  convertible securities

[_]  preferred stock and trust certificates

[_]  repurchase agreements

[_]  bank loans (generally in the form of loan participations and assignments)


Credit Quality

Securities are below investment grade if, at time of purchase:

[_] They are rated below the top four long-term rating categories of a nationally recognized statistical rating organization.

[_]  They have received a comparable short-term or other rating.

[_] They are unrated securities that the Advisor believes are of comparable quality.

Foreign Securities

     The Fund may invest in a broad range of securities of foreign issuers, including emerging market issuers. An emerging market is any country defined as an emerging or developing economy by the World Bank, International Finance Corporation or United Nations.

Equity Securities

     The Fund's investments in equity securities will occur primarily as a result of the purchase of unit offerings of fixed income securities which include equity components. The Fund may invest in equity securities of U.S. and non-U.S. issuers including common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights and warrants.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

[_]  As a substitute for purchasing or selling securities.

[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor manages the investment and reinvestment of the assets of the Fund. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to pay all of the Fund's total operating expenses. The Advisor may discontinue this assumption of expenses at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

THE SUB-ADVISOR


     The Advisor employs UBS Global Asset Management (New York) Inc.
(formerly known as Brinson Partners (NY), Inc.) to serve as sub-advisor to the Fund (the "Sub-Advisor"). The Sub-Advisor is a subsidiary of UBS. As of March 31, 2002, the Sub-Advisor had approximately $15 billion in assets under management. The Sub-Advisor has offices worldwide in addition to its principal office at 10 East 50/th/ Street, New York, NY. Subject to the Advisor's control and supervision, the Sub-Advisor is responsible for managing the investment and reinvestment of that portion of the Fund's portfolio that the Advisor designates from time to time, including placing orders for the purchase and sale of portfolio securities. The Sub-Advisor also furnishes the Advisor with investment recommendations, asset allocation advice, research and other investment services subject to the direction of the Trust's Board of Trustees (the "Board") and officers. The Sub-Advisor does not receive any compensation pursuant to the Sub-Advisory Agreement between the Advisor and the Sub-Advisor. For additional information about the Sub-Advisor, see Item 15 in Part B.


     Investment decisions for the Fund are made by an investment management team of the Sub-Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of the Trust.

FEDERAL INCOME TAX

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS High Yield Relationship Fund was known as Brinson High Yield Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets
will usually be closed prior to the time of the closing of the NYSE.   Thus,
values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

    Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.
                                   A-9

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management

                            UBS RELATIONSHIP FUNDS

                UBS U.S. INTERMEDIATE CAP EQUITY RELATIONSHIP FUND

                                    PART A


                                 July 3, 2002
                                      --



UBS U.S. Intermediate Cap Equity Relationship Fund (formerly known as Brinson U.S. Intermediate Capitalization Equity Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and Goals        Maximize total return, consisting of
                                      capital appreciation and current income, while controlling risk.

Performance Benchmark                 Frank Russell Mid-Cap Index.  This
                                      benchmark is a broad capitalization
                                      weighted index which primarily
                                      includes U.S. common stocks in a
                                      defined capitalization range. Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments                 Under normal circumstances, the Fund
                                      invests at least 80% of its net assets
                                      in equity securities of U.S. intermediate capitalization companies. The Fund may invest up to 20% of its net assets in equity securities of small or large capitalization companies.

                                      Intermediate capitalization companies are those with a market capitalization of between $1.5 billion and $8 billion at the time of purchase. The Advisor may modify this definition as market conditions require. In addition, if changes in the market value cause a security to move outside these levels, the Fund is not required to dispose of the security.

Principal Strategies                  UBS Global Asset Management (Americas)
                                      Inc. (formerly known as Brinson Partners,
                                      Inc.) is the Fund's investment advisor
                                      (the "Advisor"). The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                                      The Advisor will attempt to enhance the
                                      Fund's long-term return and risk
                                      relative to the benchmark. This active
                                      management process is intended to
                                      produce superior performance relative to the benchmark. In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                                      In selecting individual companies for
                                      investment, a team of equity
                                      professionals and security analysts
                                      utilize both quantitative and
                                      fundamental research to determine the
                                      long-term valuation of an individual
                                      security.  Additionally, company
                                      visits and other sources of information
                                      are utilized to determine a company's
                                      ability to generate profit and to
                                      grow its business into the future.
                                      Some of the factors considered in the
                                      Advisor's valuation are the following:

                                      [_] Low market valuations measured by
                                      the Advisor's fundamental analysis
                                      and valuation models
                                      [_] Experienced and effective management
                                      [_] Effective research, product
                                      development and marketing
                                      [_] Global competitive advantages
                                      [_] Future strong cash flow
                                      [_] Innovative and positive changes in
                                      management, products and strategy
                                      [_] Long-term focus

PRINCIPAL INVESTMENT RISKS
================================================================================

                                        Investors can lose money in the Fund or
                                        the Fund's performance may fall below
                                        that of other possible investments.
                                        Below is a discussion of the potential
                                        risks of the Fund.

Management risk                         The Advisor's judgments about the
                                        fundamental value of securities
                                        acquired by the Fund may prove to be
                                        incorrect.

Risks of equity investments             [_] The U.S. stock market goes down.

                                        [_] Intermediate or small
                                        capitalization stocks are temporarily
                                        out of favor.

                                        [_] An adverse event, such as negative
                                        press reports about a company in the
                                        Fund's portfolio, depresses the value
                                        of the company's stock.

                                        [_] While intermediate capitalization
                                        companies may be less volatile than
                                        small capitalization companies, they
                                        may be less well established and
                                        capitalized and their securities may
                                        be less liquid than those of large
                                        capitalization companies.

Special risks of unseasoned and small   The Fund may invest in relatively new
capitalization companies                or unseasoned companies that are in
                                        their early stages of development.
                                        Securities of unseasoned companies
                                        present greater risks than securities
                                        of larger, more established
                                        companies. The companies may have
                                        greater risks because they:

                                        [_] May be dependent on a small number
                                        of products or services

                                        [_] May lack substantial capital
                                        reserves

                                        [_] Do not have proven track records

                                        Small companies are often volatile
                                        and may suffer significant losses as
                                        well as realize substantial growth.
                                        In a declining market, these stocks
                                        may be harder to sell, which may
                                        further depress their prices.


Derivatives risk                        The risk that the Fund's investments in
                                        derivatives may rise or fall more
                                        rapidly than other investments.


Non-diversification                     The Fund is not diversified, which
                                        means that it can invest a higher
                                        percentage of its assets in any one
                                        issuer than a diversified fund.
                                        Being non-diversified may magnify the
                                        Fund's losses from adverse events
                                        affecting a particular issuer.

No government guarantee                 An investment in the Fund is not a
                                        bank deposit and is not insured or
                                        guaranteed by the Federal Deposit
                                        Insurance Corporation or any other
                                        government agency.

Fluctuating value                       The Fund's investments fluctuate in
                                        price and the value of your
                                        investment in the Fund will go up and
                                        down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENTS IN SECURITIES OF OTHER SERIES

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest that portion of its assets allocated to investments in post-venture companies by purchasing shares of UBS Small Equity Relationship Fund.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS U.S. Intermediate Cap Equity Relationship Fund was known as Brinson U.S. Intermediate Capitalization Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Debt securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.


     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

    Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management

                            UBS RELATIONSHIP FUNDS

                    UBS U.S. VALUE EQUITY RELATIONSHIP FUND

                                    PART A


                                 July 3, 2002
                                      --


UBS U.S. Value Equity Relationship Fund (formerly known as Brinson U.S. Value Equity Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                               OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and Goals     Maximize total return, consisting of capital
                                   appreciation and current income, while
                                   controlling risk.

Performance Benchmark              Russell 1000 Value Index. This benchmark is a
                                   broad-based, capitalization weighted index which primarily includes U.S. common stocks.
                                   Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments              Under normal circumstances, the Fund
                                   invests at least 80% of its net assets in U.S. equity securities. The Fund generally invests in value oriented securities of large capitalization companies. Value oriented securities tend to exhibit higher price-to-book and price earnings ratios, higher dividend yields and lower forecasted growth values than securities in a growth universe.

Principal Strategies               UBS Global Asset Management (Americas)
                                   Inc. (formerly known as Brinson Partners,
                                   Inc.) is the Fund's investment advisor
                                   (the "Advisor"). The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.


                                   Most of the Fund's investments will be stocks in the Fund's benchmark index. The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                                   In selecting individual companies for
                                   investment, a team of equity professionals and security analysts utilize both quantitative and fundamental research to determine the long-term valuation of an individual security. Additionally, company visits and other sources of information are utilized to determine a company's ability to generate profit and to grow its business into the future. Some of the factors considered in the Advisor's valuation are the following:

                                   .    Low market valuations measured by the
                                        Advisor's fundamental analysis and
                                        valuation models
                                   .    Experienced and effective management
                                   .    Effective research, product development
                                        and marketing
                                   .    Global competitive advantages
                                   .    Future strong cash flow
                                   .    Liquidity
                                   .    Innovative and positive changes in
                                        management, products and strategy
                                   .    Long-term focus

                                   The Advisor also employs a disciplined review process to identify and remove from the Fund's portfolio any investment if the Advisor determines the company's stock has reached full or excessive valuation levels.

PRINCIPAL INVESTMENT RISKS
================================================================================

                                   Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                    The Advisor's judgments about the fundamental
                                   value of securities acquired by the Fund may prove to be incorrect.

Risks of equity investments        [_] The U.S. stock market goes down.

                                   [_] Value or large capitalization stocks are temporarily out of favor.

                                   [_] An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.


Derivatives risk                   The risk that the Fund's investments in
                                   derivatives may rise or fall more rapidly than other investments.


Non-diversification                The Fund is not diversified, which means that
                                   it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee            An investment in the Fund is not a bank
                                   deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value                  The Fund's investments fluctuate in price and
                                   the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing stock market prices, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS U.S. Value Equity Relationship Fund was known as Brinson U.S. Value Equity Fund. Prior to April 14, 2000, the Fund was known as Brinson U.S. Large Capitalization Value Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") generally 4:00 p.m. Eastern time on days when the NYSE is open. The NYSE is normally not open, and a Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

    Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management

                           UBS RELATIONSHIP FUNDS

                 UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

                                    PART A

                                July 3, 2002
                                      --

UBS U.S. Large Cap Equity Relationship Fund (formerly known as Brinson U.S. Large Capitalization Equity Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                               OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS
================================================================================

Investment Objective and Goals     Maximize total return, consisting of capital
                                   appreciation and current income, while
                                   controlling risk.

Performance Benchmark              Standard & Poor's 500 Stock Index. This
                                   benchmark is a broad-based, capitalization weighted index which includes primarily U.S.
                                   common stocks. Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments              Under normal circumstances the Fund invests
                                   at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Fund may also invest up to 20% of its net assets in intermediate capitalization companies.

                                   Large capitalization companies are those with a market capitalization of $6 billion or greater at the time of purchase. Intermediate capitalization companies are those with a market capitalization between $1.5 billion and $6 billion at the time of purchase. The Advisor may modify these definitions as market conditions require. In addition, if changes in the market value cause a security to move outside these levels, the Fund is not required to dispose of the security.

Principal Strategies               UBS Global Asset Management (Americas)
                                   Inc. (formerly known as Brinson Partners,
                                   Inc.) is the Fund's investment advisor (the
                                   "Advisor"). The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                                   Most of the Fund's investments will be stocks contained in the Fund's benchmark index. The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                                   In selecting individual companies for
                                   investment, a team of equity professionals and security analysts utilize both quantitative and fundamental research to determine the long-term valuation of an individual security. Additionally, company visits and other sources of information are utilized to determine a company's ability to generate profit and to grow its business into the future. Some of the factors considered in the Advisor's valuation are the following:

                                   [_]  Low market valuations measured by the
                                        Advisor's fundamental analysis and
                                        valuation models

                                   [_]  Experienced and effective management

                                   [_]  Effective research, product development
                                        and marketing

                                   [_]  Global competitive advantages

                                   [_]  Future strong cash flow

                                   [_]  Liquidity

                                   [_]  Innovative and positive changes in
                                        management, products and strategy

                                   [_]  Long-term focus

PRINCIPAL INVESTMENT RISKS
================================================================================

                                   Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                    The Advisor's judgments about the fundamental
                                   value of securities acquired by the Fund may prove to be incorrect.

Risks of equity investments        [_] The U.S. stock market goes down.

                                   [_] Value or large capitalization
                                   stocks are temporarily out of favor.

                                   [_] An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

                                   [_] While intermediate capitalization
                                   companies may be less volatile than small capitalization companies, they may be less well established and capitalized and their securities may be less liquid than those of large capitalization companies.

Derivatives risk                   The risk that the Fund's investments in
                                   derivatives may rise or fall more rapidly than other investments.


Non-diversification                The Fund is not diversified, which means that
                                   it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee            An investment in the Fund is not a bank
                                   deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value                  The Fund's investments fluctuate in price and
                                   the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing stock market prices, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS U.S. Large Cap Equity Relationship Fund was known as Brinson U.S. Large Capitalization Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding.
Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.


     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management

                             UBS RELATIONSHIP FUNDS

                        UBS SHORT-TERM RELATIONSHIP FUND

                                    PART A

                                 July 3, 2002
                                      --



UBS Short-Term Relationship Fund (formerly known as Brinson Short-Term Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
===============================================================================

Investment Objective and Goals     Maximize total return, consisting of capital
                                   appreciation and current income, while
                                   controlling risk.

Performance Benchmark              The Fund's benchmark is the Salomon Smith
                                   Barney 1-Month Treasury Bill Rate. The
                                   Index consists of the last one-month Treasury
                                   Bill issue and measures monthly return
                                   equivalents of yield averages that are not marked-to-market. Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments              The Fund will normally invest at least 80% of
                                   its net assets in short-term fixed
                                   income securities. The Fund may also
                                   invest in master notes, repurchase agreements and reverse repurchase agreements.

                                   CREDIT QUALITY: The Fund may invest in
                                   securities rated investment grade at the time of purchase (those rated investment grade in the short-term rating categories of a nationally recognized statistical rating organization, or unrated securities deemed to be of equivalent quality). Investments in long-term notes and bonds must be rated at least BBB- or Baa3, at the time of purchase, or if unrated, be deemed to be of equivalent quality.

                                   MATURITY: The Fund will maintain a dollar weighted average maturity of 90 days or less.

                                   The Fund may invest in all types of fixed income securities, including:

                                   [_] Fixed income securities issued by
                                   corporate issuers, banks and finance
                                   companies

                                   [_] Fixed income securities issued or
                                   guaranteed by governments, governmental
                                   agencies or instrumentalities and political subdivisions, including loan participations

                                   [_] Fixed income securities issued by
                                   government owned, controlled or sponsored entities, or supranational entities, such as the World Bank or the European Economic Community

Principal Strategies               UBS Global Asset Management (Americas) Inc.
                                   (formerly known as Brinson Partners, Inc.)
                                   is the Fund's investment advisor (the
                                   "Advisor"). The Advisor actively manages the Fund by using a fundamental value-based process. This involves identifying fixed income securities that appear to be temporarily underpriced relative to their value and attractiveness. The Advisor also compares the relative yields and risk characteristics of various obligations.
                                   In selecting individual securities, the
                                   Advisor considers many factors, including maturity, current yield, interest rate sensitivity, credit quality, yield curve analysis and individual issue selection.

                                   The Advisor attempts to enhance the long-
                                   term return and risk performance of the
                                   Fund by:

                                   [_] Actively managing portfolio maturity structure

                                   [_] Emphasizing careful security selection, credit risk management and efficient execution of transactions

PRINCIPAL INVESTMENT RISKS
================================================================================

                                   Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                    The Advisor's judgments about the fundamental
                                   value of securities acquired by the Fund may prove to be incorrect.

Risks of fixed income investments  [_] U.S. interest rates may vary.
                                   If interest rates rise, the prices of fixed income securities in the Fund's portfolio may fall. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. This is known as interest rate risk.

                                   [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds. This is known as credit risk.

                                   [_] As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                                   [_] When interest rates are rising, the
                                   average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Non-diversification                The Fund is not diversified, which means that
                                   it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee            An investment in the Fund is not a bank
                                   deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value                  The Fund's investments fluctuate in price and
                                   the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Fixed Income Securities

     Fixed income securities purchased by the Fund will be U.S. dollar denominated or have coupons payable U.S. dollars. The Fund may invest in fixed income securities of U.S. and non-U.S. issuers. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, and when-issued features. These fixed income securities may include:

[_]  demand notes
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  collateralized mortgage-backed securities
[_]  asset-backed securities
[_]  bank instruments
[_]  master notes and funding agreements
[_]  convertible securities
[_]  repurchase agreements and reverse repurchase agreements
[_]  corporate securities including commercial paper
[_]  when-issued securities
[_]  Eurodollar securities
[_]  securities issued by supranational organizations and sovereign governments

Credit Quality

Securities are investment grade if, at the time of purchase:

[_] They are rated in one of the top four short-term rating categories of a nationally recognized statistical rating organization.

[_]  They are long-term notes or bonds that are rated at least BBB- or Baa3.
[_] They are unrated securities that the Advisor believes are of equivalent quality.

The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.05% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS Short-Term Relationship Fund was known as Brinson Short-Term Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein, but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management

                            UBS RELATIONSHIP FUNDS

                        UBS U.S. BOND RELATIONSHIP FUND

                                    PART A


                                 JULY 3, 2002
                                      --



UBS U.S. Bond Relationship Fund (formerly known as Brinson U.S. Bond Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective             Maximize total return, consisting of capital
and Goals                        appreciation and current income, while
                                 controlling risk.

Performance Benchmark            Lehman Brothers Aggregate Bond Index.
                                 This benchmark is an unmanaged index of
                                 investment grade fixed-rate debt issues, including corporate, government, mortgage-backed and asset-backed securities with maturities of at least one year. Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments            Under normal circumstances, the Fund invests
                                 at least 80% of its net assets in U.S. fixed income securities.

                                 CREDIT QUALITY: The Fund will invest only in investment grade securities.

                                 MATURITY/DURATION: The Fund will invest in U.S. fixed income securities with an initial maturity of over one year.

Principal Strategies             UBS Global Asset Management (Americas) Inc.
                                 (formerly known as Brinson Partners, Inc.), the Fund's investment advisor (the "Advisor"), uses an investment style focused on investment fundamentals. The Advisor believes that investment fundamentals determine and define investment value.
                                 Market prices tend to be more volatile than fundamental value, and the Advisor seeks to identify and exploit these periodic differences.

                                 The Advisor considers many factors, in
                                 addition to maturity and current yield, in the evaluation of fixed income securities, including: duration management, yield curve analysis, sector selection, security selection and asset allocation. The Advisor employs a top-down strategy, including duration targets and sector allocations incorporating macroeconomic input.

PRINCIPAL INVESTMENT RISKS
================================================================================

                                 Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.


Management risk                  The Advisor's judgments about the fundamental
                                 value of securities acquired by the Fund may prove to be incorrect.

Risks of fixed income            [_]  Interest rates may vary. If interest rates
                                 rise, the prices of fixed income securities in the Fund's portfolio may fall. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. This is known as interest rate risk.


                                 [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds. This is known as credit risk.


                                 [_] As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                                 [_] When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.


Derivatives risk                 The risk that the Fund's investments in
                                 derivatives may rise or fall more rapidly than other investments.


Non-diversification              The Fund is not diversified, which means that
                                 it can invest a higher percentage of its assets in any one issuer than a diversified fund.
                                 Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee          An investment in the Fund is not a bank deposit
                                 and is not insured or guaranteed by the Federal
                                 Deposit Insurance Corporation or any other government agency.

Fluctuating value                The Fund's investments fluctuate in price and
                                 the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Fixed Income Securities

     The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  real estate mortgage conduits
[_]  asset-backed securities
[_]  leveraged derivative securities
[_]  convertible securities
[_]  when-issued securities
[_]  Eurodollar securities
[_]  repurchase agreements

Credit Quality

Securities are investment grade if, at the time of purchase:

[_] They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
[_]  They have received a comparable short-term or other rating.
[_] They are unrated securities that the Advisor believes are of comparable quality.

     The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Foreign Securities

     The values of the Fund's foreign investments may go down or be volatile due to unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

     While the Fund will not normally invest in equity securities the Fund is permitted to invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series of the Trust only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

  Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

  Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

  The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

  As a partnership, the Fund is not subject to U.S. federal income tax.
Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

  When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

  A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

  An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

  The Fund will not be a "regulated investment company" for federal income tax purposes.

  For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

  Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

  Until April 8, 2002, UBS U.S. Bond Relationship Fund was known as Brinson U.S. Bond Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

  Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

  Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

  At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

  The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Trust's Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange, that trades on weekends or other days when the Fund does not price its shares. Changes in value of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

  All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

  Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

  By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

  Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange.

Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net assets value.

Redemption or Repurchase of Shares

  As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

  An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

  If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management


                            UBS RELATIONSHIP FUNDS

                       UBS U.S. EQUITY RELATIONSHIP FUND

                                    PART A


                                 July 3, 2002
                                      --



UBS U.S. Equity Relationship Fund (formerly known as Brinson U.S. Equity Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                               OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================


Investment Objective               Maximize total return, consisting of
and Goals                          capital appreciation and current income,
                                   while controlling risk.

Performance Benchmark              Wilshire 5000 Index. This benchmark is a
                                   broad-based, capitalization weighted index which includes all U.S. common stocks.
                                   Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments              Under normal circumstances, the Fund invests
                                   at lease 80% of its net assets in U.S. equity securities. Equity securities include exchange traded and over-the-counter common stocks and preferred stock, fixed income securities convertible into equity securities and warrants and rights relating to equity securities. The Fund may also invest in depositary receipts representing interests in securities of foreign issuers.

                                   The Fund focuses on large and medium
                                   capitalization companies but may also invest in small capitalization companies.

Principal Strategies               UBS Global Asset Management (Americas) Inc.
                                   (formerly known as Brinson Partners, Inc.)
                                   is the Fund's investment advisor (the
                                   "Advisor"). The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                                   Most of the Fund's investments will be in securities contained in the Fund's benchmark index. However, the Fund's portfolio may deviate from the mix of stocks in the index by overweighting some of these stocks while underweighting or excluding other index stocks. The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which index stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                                   In selecting individual companies for
                                   investment, the Advisor looks for:
                                   . Low market valuations measured by the
                                     Advisor's fundamental analysis and
                                     valuation models
                                   . Experienced and effective management
                                   . Effective research, product development and
                                     marketing
                                   . Competitive advantages
                                   . Strong cash flow
                                   . Positive changes in management, products or
                                     strategy not yet recognized by the
                                     marketplace

PRINCIPAL INVESTMENT RISKS
================================================================================

                                   Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                    The Advisor's judgments about the fundamental
                                   value of securities acquired by the Fund may prove to be incorrect.

Risks of equity investments        [_] The U.S. stock market goes down.

                                   [_] Value stocks are temporarily out of
                                   favor.

                                   [_] An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Foreign country risks              Many foreign countries in which the Fund
                                   may invest have markets that are less
                                   liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.

Special risks of small             Securities of small capitalization companies
capitalization companies           present greater risks than securities of
                                   larger, more established companies.

Derivatives risk                   The risk that the Fund's investments in
                                   derivatives may rise or fall more rapidly than other investments.


Non-diversification                The Fund is not diversified, which means that
                                   it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee            An investment in the Fund is not a bank
                                   deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value                  The Fund's investments fluctuate in price and
                                   the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. The Fund may invest in issuers at all capitalization levels.

Special Risks of Small Capitalization Issuers

     The Fund may invest in relatively new or unseasoned companies that are in their early stages of development. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies may have greater risks because they:

[_]  May have recently commenced operations
[_]  May be dependent on a small number of products or services
[_]  May lack substantial capital reserves
[_]  Do not have proven track records

     Due to these and other factors, small capitalization companies may suffer significant losses as well as realize substantial growth. Investments in these companies tend to be volatile and therefore, speculative.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing stock market prices, in the market value of securities held by or to be bought for the Fund.

[_]  As a substitute for purchasing or selling securities.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Investment in a Equity Securities of Other Series

     The Fund's equity investment may include investment in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest a portion of its assets in shares of UBS U.S. Large Equity Relationship Fund, UBS U.S. Intermediate Cap Equity Relationship Fund and UBS U.S. Small Equity Relationship Fund.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS U.S. Equity Relationship Fund was known as Brinson U.S. Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.


     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.


     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management


                            UBS RELATIONSHIP FUNDS

                      UBS SHORT DURATION RELATIONSHIP FUND

                                    PART A

                                 July 3, 2002
                                     --



UBS Short Duration Relationship Fund (formerly known as Brinson Short Duration Fund and Brinson U.S. Short/Intermediate Fixed Income Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                               OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective          Maximize total return, consisting of capital
and Goals                     appreciation and current income, while
                              controlling risk.

Performance Benchmark         The Fund's benchmark is the Merrill Lynch 1-3 Year
                              U.S. Treasury Index. Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments         The Fund will normally invest at least 80% of its
                              net assets in fixed income securities.

                              CREDIT QUALITY: The Fund will invest in fixed income securities that are rated A- to A3 at the time or purchase.

                              DURATION: The Fund will maintain a duration of 3 years or less.

Principal Strategies          UBS Global Asset Management (Americas) Inc.
                              (formerly known as Brinson Partners, Inc.), the
                              Fund's investment advisor (the "Advisor"), uses an investment style that is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.


                              The Fund may invest in all types of fixed income securities of U.S. issuers. The Advisor emphasizes those fixed income market sectors and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

                              [_] Available yields
                              [_] Potential for capital appreciation
                              [_] Current credit quality as well as possible
                                  credit upgrades or downgrades
                              [_] Narrowing or widening of spreads between
                                  sectors, securities of different credit
                                  qualities or securities of different
                                  maturities
                              [_] For mortgage-related and asset-backed
                                  securities, anticipated changes in average prepayment rates

PRINCIPAL INVESTMENT RISKS
================================================================================

                              While investing in fixed income securities can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove to be incorrect.

Risks of fixed income         [_] U.S. interest rates may vary. If interest
investments                   rates rise, the prices of fixed income securities
                              in the Fund's portfolio may fall. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. This is known as interest rate risk.


                              [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds.
                              This is known as credit risk.


                              [_] As a result of declining interest rates, the issuer of a security may exercise its right to prepayprincipal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              [_] When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than other investments.


Non-diversification           The Fund is not diversified, which means that it
                              can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other government agency.

Fluctuating value             The Fund's investments fluctuate in price and the
                              value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Fixed Income Securities

     Fixed income securities purchased by the Fund will be U.S. dollar denominated or have coupons payable in U.S. dollars. The Fund may invest in all types of fixed income securities of U.S. and non-U.S. issuers. The Fund's investments will represent a range of maturities and sectors. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, variable rate, floating rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities

[_]  collateralized mortgage and bond obligations
[_]  collateralized mortgage-backed securities
[_]  asset-backed securities
[_]  leveraged derivative securities
[_]  convertible securities
[_]  when-issued securities
[_]  repurchase agreements
[_]  Eurodollar securities
[_]  corporate securities
[_]  securities issued by supranational organizations and sovereign governments

Credit Quality

Securities are eligible for purchase by the Fund if, at the time or purchase:

[_] They are rated A- to A3 or its equivalent by a nationally recognized statistical rating organization
[_]  They have received an equivalent short-term or other rating
[_] They are unrated securities that the Advisor believes are of equivalent quality

The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security or index. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

     Although the Fund will not ordinarily invest in equity securities, it is permitted to invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series of the Trust only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of the Fund's assets in money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS Short Duration Relationship Fund was known as Brinson Short Duration Fund. Prior to January 16, 2002, the Fund was known as Brinson U.S. Short/Intermediate Fixed Income Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.


     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.


    Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company
Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management


                            UBS RELATIONSHIP FUNDS

                  UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND

                                    PART A


                                 July 3, 2002
                                      --


UBS U.S. Small Cap Equity Relationship Fund (formerly known as Brinson U.S. Small Capitalization Equity Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                               OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective          Maximize total return, consisting of capital
and Goals                     appreciation and current income, while
                              controlling risk.

Performance                   Russell 2000 Index. This benchmark is an index
Benchmark                     composed of the 2,000 smallest companies in the
                              Russell 3000 Index, which represents approximately
                              8% of the total market capitalization of the Russell 3000 Index. Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.


Principal Investments         Under normal circumstances, the Fund invests at
                              least 80% of its net assets in equity securities of U.S. small capitalization companies.

                              Small capitalization companies are companies with market capitalizations of $2 billion or less at the time of purchase. The Advisor may modify this definition as market conditions require. In addition, if changes in market value cause a security to move above this level, the Fund is not required to dispose of the security.

                              The Fund may invest up to 20% of its net assets in small capitalization equity securities of publicly traded foreign corporations that were financed by venture capital partnerships. The Fund may also invest up to 10% of its net assets in equity securities or interests in non-public companies that are expected to have an initial public offering within 18 months.

Principal Strategies          UBS Global Asset Management (Americas) Inc.
                              (formerly known as Brinson Partners, Inc.), the
                              Fund's investment advisor (the "Advisor"), selects for the Fund those equity securities that appear to be undervalued based upon internal research and proprietary valuation systems. The Advisor's research focuses on several levels of analysis, including understanding wealth shifts that occur within the equity market and researching individual companies.

                              Generally, the Advisor will select for the Fund those securities in the Fund's benchmark. However, the Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which index stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                              In deciding whether to buy a company for the Fund, the Advisor:

                              [_] Quantifies its expectations of a company's ability to generate profit and to grow business into the future.

                              [_] Calculates an expected rate of return from the investment in order to estimate intrinsic value.

                              [_] Compares the estimated intrinsic value to observed market price and ranks the company against other stocks accordingly.

                              The Advisor looks for companies with the following characteristics:

                              [_]  Strong management teams

                              [_] Significant competitive strengths in growing markets

                              [_]  Strong financial positions

                              The Advisor attempts to identify target companies that exhibit:

                              [_]  Innovative management

                              [_] Reasonable price-earnings multiples in relation to long-term earnings prospects

                              [_]  Strong balance sheets




PRINCIPAL INVESTMENT RISKS
================================================================================

                              Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove
                              to be incorrect.
Risks of equity               [_]  The U.S. stock market goes down.
investments
                              [_] Small capitalization stocks are temporarily out of favor.

                              [_] An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Special risks of              The Fund invests primarily in relatively new or
unseasoned and small          unseasoned companies when compared to companies
capitalization companies      included in the Standard & Poor's 500 Stock Index.
                              Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies may have greater risks because they:

                              [_] May be dependent on a small number of products or services

                              [_]  May lack substantial capital reserves

                              [_]  Do not have proven track records

                              Small companies are often volatile and may suffer significant losses as well as realize substantial growth. In a declining market, these stocks may be harder to sell, which may further depress their prices.

Special risks of non-         Investing in unlisted securities, including
publicly traded               investments in new and early stage companies, may
securities                    involve a high degree of business and financial
                              risk that can result in substantial losses.
                              Investing in securities of non-public companies involves risks such as:

                              [_] A less liquid market for the securities than for publicly traded securities. The Fund may not be able to resell its investments.

                              [_] Less disclosure is required from non-public companies.

                              [_] Although the securities may be resold in private transactions, the prices realized from the sale may be less than what the Fund considers the fair value of the securities.

Foreign country risks         The values of the Fund's foreign investments may
                              go down or be very volatile because of:

                              [_] A decline in the value of foreign currencies relative to the U.S. dollar.

                              [_] Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances; inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.

                              [_] Adverse governmental actions such as nationalization or expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                              [_] Political and social instability, war and civil unrest.

                              [_] Less liquid and efficient securities markets; higher transaction costs; settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.


Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than other investments.


Non-diversification           The Fund is not diversified, which means that it
                              can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government                 An investment in the Fund is not a bank deposit
guarantee                     and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other government agency.

Fluctuating value             The Fund's investments fluctuate in price and the
                              value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing stock market prices or currency exchange rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.


Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to pay all of the Fund's total operating expenses. The Advisor may discontinue this assumption of expenses at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS U.S. Small Cap Equity Relationship Fund was known as Brinson U.S. Small Capitalization Equity Fund. Prior to April 14, 2000, the Fund was known as Brinson Post-Venture Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding.
Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan") fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management


                           UBS RELATIONSHIP FUNDS

               UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND

                                    PART A


                               July 3, 2002
                                      --


UBS Defensive High Yield Relationship Fund (formerly known as Brinson Defensive High Yield Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                               OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and      Maximize total return, consisting of capital
Goals                         appreciation and current income, while
                              controlling risk.

Performance Benchmark         The benchmark is a customized index consisting of
                              a 70% weighting of the London 30 day U.S. dollar
                              InterBank Bid Rate ("LIBID") plus 200 basis points and a 30% weighting of the Merrill Lynch High
                              Yield Master Index (the "Index"). LIBID is the rate at which major international banks are willing to take deposits from other international banks. The Index is a broad-based index of high yield securities consisting of issues in the form of publicly-placed nonconvertible, coupon-bearing
                              U.S. domestic debt carrying a term to maturity of at least one year. The benchmark has been designed to provide a representative indication of the performance of the defensive high yield market in the United States. Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments         Under normal circumstances, the Fund invests at
                              least 80% of its net assets in fixed income securities that provide higher yields and are lower rated. High yield, lower rated fixed income securities are those rated below investment grade.

                              Credit quality: The Fund predominantly invests in below investment grade, high yield securities including corporate fixed income securities that are commonly known as "junk bonds."

                              Maturity: Individual securities may be of any maturity.

                              The Fund may invest in all types of fixed income securities of issuers from all countries, including emerging markets. These securities include fixed income securities issued by corporations, governments, governmental entities, entities organized to restructure outstanding emerging market debt and supranational entities such as the World Bank or the European Economic Community. These securities also include participations in loans between governments and financial institutions, and Brady Bonds. The
                              Fund also invests in cash payment, zero coupon and pay-in-kind fixed income securities, and may invest in convertibles, preferred stock and common stock equivalents and in bank loans.

Principal Strategies          UBS Global Asset Management (Americas) Inc.
                              (formerly known as Brinson Partners, Inc.) is the Fund's investment advisor (the "Advisor"). The
                              Advisor's investment style is based on the premise that inefficiencies exist within the high yield bond market that a fundamental value-based investment process can exploit.
                              The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. To implement this style, the Advisor purchases securities for the Fund using active asset allocation strategies. Two asset classes that the Fund predominantly invests in are high yield securities and defensive high yield strategies.

                              The Advisor combines both a top-down and bottom-up analysis. The Advisor may invest in securities of any quality, including unrated securities. The Advisor believes that diversifying the Fund's portfolio by security type, industry, quality and maturity as opposed to investing in any one sector will better enable the Fund to control risk. The Advisor will consider investments across a wide spectrum of industries.

                              The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                              Fundamental analysis of a company's capital structure may identify relative mispricing of the company's securities. Defensive high yield investing strategies attempt to take advantage of these opportunities. Examples of such strategic opportunities include the following:

                              [_] Capital Structure Arbitrage: Two securities of a single issuer may be so mispriced relative to one another that superior returns can be achieved by selling short the overpriced security and buying the undervalued security. The risk associated with these positions may be moderate when compared with an outright long or short position.

                              [_] Low Volatility High Yield: From time to time, securities in the high yield market become available which offer attractive yields. However, due to features such as collateralization, sinking funds, monthly paydowns, short maturities or other characteristics of the issuer, these securities are relatively insensitive to interest rates and overall market movements. These securities, when carefully selected, can enhance the Fund's returns without significantly increasing volatility.

                              [_] "Yield-to-Call" High Yield: Most high yield bonds are callable prior to their final maturity date. Investors may opportunistically refinance high-coupon bonds at the call date with lower cost debt. High yield bonds priced to the call date usually produce low volatility returns.

                              [_] Intra-Industry Bond Positions: If the ratings of Moody's Investors Service, Inc. or Standard & Poor's Ratings Group does not accurately reflect the credit quality of an issuer, its bonds may be relatively over or under priced. The Fund expects to take advantage of its credit research capabilities to short bonds of relatively overvalued securities and buy bonds of undervalued securities within the same industry.

                              [_] Bank Loans: The Fund may invest in bank loans through participations or assignments. Many high yield companies borrow through the bond market and the loan market. Typically the bank loan is a floating interest rate coupon structure and has senior creditor status; both features tend to reduce price volatility.

                              In selecting fixed income securities for the Fund's portfolio, the Advisor looks for fixed income securities that provide both a high level of current income and the potential for capital appreciation due to a perceived improvement in the creditworthiness of the issuer. The Advisor also compiles and considers the following data to assess the issuer's future cash flows:

                              [_]  Management strength
                              [_]  Market position
                              [_]  Competitive environment
                              [_]  Financial flexibility
                              [_]  Ability to deleverage
                              [_]  Historical operating results

PRINCIPAL INVESTMENT RISKS
================================================================================

                              Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               [_]  The Advisor's judgments about the fundamental
                              values of securities acquired by the Fund may prove to be incorrect.
                              [_] The Advisor's judgments about the allocation of the Fund's portfolio across industries, maturities or credit categories may prove to be incorrect.

Risks of high                 [_]  The Fund's investments in below investment
yield/higher risk             grade securities may be considered speculative
securities                    because they have a higher risk of default, tend
                              to be less liquid, and may be more difficult to value.
                              [_] Changes in economic conditions or other circumstances may lead to a weakened capacity by an issuer to make principal and interest payments.
                              [_] Issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates.
                              [_] Prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions.
                              [_] Below investment grade securities may become illiquid and hard to value in down markets.

Risks of fixed income         [_]  Interest rates may vary. If interest rates
investments                   rise, the prices of fixed income securities in
                              the Fund's portfolio may fall. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. This is known as interest rate risk.
                              [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds. This is known as credit risk.

                              [_] When interest rates are declining, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              As a result of rising interest rates, the average life of securities backed by debt obligations may be extended because of slower than expected principal payments. This will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

Foreign country and           The values of the Fund's foreign and emerging
emerging market risks         market investments may go down or be very volatile
                              because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. This is known as foreign investing risk.

                              Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.


Derivatives risk              The risk that the Fund's investments in
                              derivatives may rise or fall more rapidly than other investments.


Non-diversification           The Fund is not diversified, which means that it
                              can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other government agency.

Fluctuating value             The Fund's investments fluctuate in price and the
                              value of your investment in the Fund will go up and down.

More About the Fund's Investments

Fixed Income Securities

     Fixed income securities purchased by the Fund may have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and corporate bonds
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  asset-backed securities
[_]  convertible securities
[_]  preferred stock and trust certificates
[_]  repurchase agreements
[_]  bank loans

Credit Quality

Securities are below investment grade if, at the time of purchase:

[_] They are rated below the top four long-term rating categories of a nationally recognized statistical rating organization;
[_]  they have received a comparable short-term or other rating; or
[_] they are unrated securities that the Advisor believes are of comparable quality.

Foreign Securities

     The Fund may invest in a broad range of securities of foreign issuers, including emerging market issuers. An emerging market is any country defined as an emerging or developing economy by the World Bank, International Finance Corporation or United Nations.

Equity Securities

     The Fund's investments in equity securities will occur primarily as a result of the purchase of unit offerings of fixed income securities which include equity components. The Fund may invest in equity securities of U.S. and non-U.S. issuers, including common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights and warrants.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings. For example, if the value of securities sold short by the Fund increases, the Fund will lose the opportunity to participate in the gain.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result in the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately $39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.


     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor manages the investment and reinvestment of the assets of the Fund. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

THE SUB-ADVISOR


     The Advisor employs UBS Global Asset Management (New York) Inc. (formerly known as Brinson Partners (NY), Inc.) to serve as sub-advisor to the Fund
(the "Sub-Advisor"). The Sub-Advisor is a subsidiary of UBS AG. As of
March 31, 2002, the Sub-Advisor had approximately $15 billion in assets under management. The Sub-Advisor has offices worldwide in addition to its principal office at 10 East 50/th/ Street, New York, NY. Subject to the Advisor's control and supervision, the Sub-Advisor is responsible for managing the investment and reinvestment of that portion of the Fund's portfolio that the Advisor designates from time to time, including placing orders for the purchase and sale of portfolio securities. The Sub-Advisor also furnishes the Advisor with investment recommendations, asset allocation advice, research and other investment services subject to the direction of the Board of Trustees (the "Board") of the Trust and officers. The
Sub-Advisor does not receive any compensation pursuant to the Sub-Advisory Agreement between the Advisor and the Sub-Advisor. For additional information about the Sub-Advisor, see Item 15 in Part B.


     Investment decisions for the Fund made by the Sub-Advisor are made by an investment management team of the Sub-Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of the Trust.

FEDERAL INCOME TAX

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS Defensive High Yield Relationship Fund was known as Brinson High Yield Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management


                            UBS RELATIONSHIP FUNDS

        UBS U.S. TREASURY INFLATION PROTECTED SECURITIES RELATIONSHIP FUND

                                    PART A

                                 July 3, 2002
                                      --



UBS U.S. Treasury Inflation Protected Securities Relationship Fund (formerly known as Brinson U.S. Treasury Inflation Protected Securities Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                               OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================================================
Investment Objective       Maximize total return, consisting of capital appreciation and current income,
and Goals                  while controlling risk.

Performance                Salomon Smith Barney Inflation Linked Securities Index.  The benchmark is a
Benchmark                  broad-based index comprised of U.S. Treasury securities that measures the return of debentures with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index. Although the benchmark has been selected as a comparative measure of the securities markets in which the
                           Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments      Under normal circumstances, the Fund invests at least 80% of its net assets in Treasury
                           Inflation Protected Securities ("TIPS") issued by the U.S. Treasury.  The Fund may also invest up to 20% of its net assets in fixed income securities issued by U.S.
                           corporations and the U.S. government, its agencies and its instrumentalities.

                           Credit quality:  The Fund will invest only in investment grade securities.

                           Maturity:  UBS Global Asset Management (Americas) Inc. (formerly known as Brinson
                           Partners, Inc.), the Fund's investment advisor (the "Advisor"), does not manage the Fund with a target  maturity or duration. The Fund's securities may be of any maturity.

Principal Strategies       The Advisor uses an investment style that is singularly focused on investment fundamentals.  The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value.  The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value.  These price/value discrepancies are used as the building blocks for portfolio construction.

                           The Fund may invest in all types of fixed income securities of U.S. issuers.
                           The Advisor emphasizes those fixed income market sectors and selects for the
                           Fund those securities that appear to be most undervalued relative to their yields and potential risks.  In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

                           [_]  Available yields
                           [_]  For TIPS, the anticipated rate of inflation
                           [_]  Potential for capital appreciation
                           [_]  Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities
                           [_]  Current credit quality as well as possible credit upgrades or downgrades

PRINCIPAL INVESTMENT RISKS
===================================================================================================
                           Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments.  Below is a discussion of the potential risks of the Fund.

Management risk            The Advisor's judgments about the fundamental value of securities acquired by the Fund may prove to be incorrect.

Risks of fixed income      [_]  U.S. interest rates may vary.  If interest rates rise, the prices of
investments                fixed income securities in the Fund's portfolio may fall.  This is known as interest rate risk.
                           [_]  The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy.  Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds. This is known as credit risk.
                           [_]  As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the
                           Fund to reinvest in lower yielding securities.  This is known as call or prepayment risk.
                           [_]  When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected payments.  This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security.  This is known as extension risk.


Derivatives risk           The risk that the Fund's investments in derivatives may rise or fall more rapidly than other investments.

Non-diversification        The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund.  Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value          The Fund's investments fluctuate in price and the value of your investment in the Fund will go up and down.

More About the Fund's Investments

Treasury Inflation Protected Securities

     TIPS are securities issued by the U.S. Treasury designed to provide investors a long-term vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed while the principal value rises or falls based on changes in a published Consumer Price Index. If inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.

Fixed Income Securities

     Fixed income securities purchased by the Fund will be U.S. dollar denominated or have coupons payable in U.S. dollars. The Fund may invest in all types of fixed income securities of U.S. issuers. The Fund's investments will represent a range of maturities, credit qualities and sectors. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, variable rate, floating rate, inflation-indexed, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  asset-backed securities
[_]  leveraged derivative securities
[_]  convertible securities
[_]  when-issued securities
[_]  repurchase agreements

Credit Quality

Securities are investment grade if, at the time of purchase:

[_] They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization
[_]  They have received a comparable short-term or other rating
[_] They are unrated securities that the Advisor believes are of comparable quality

The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

     Although the Fund will not ordinarily invest in equity securities, it is permitted to invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series of the Trust only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.
Defensive Investing

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of the Fund's assets in money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS U.S. Treasury Inflation Protected Securities Relationship Fund was known as Brinson U.S. Treasury Inflation Protected Securities Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management


                            UBS RELATIONSHIP FUNDS

                      UBS ENHANCED YIELD RELATIONSHIP FUND

                                    PART A

                                 July 3, 2002
                                      --



UBS Enhanced Yield Relationship Fund (formerly known as Brinson Enhanced Yield Fund and formerly known as Brinson Limited Duration Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                               OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and     Maximize total return, consisting of capital
Goals                        appreciation and current income, while
                             controlling risk.

Performance Benchmark        Salomon Smith Barney 1 Year Treasury Bill Rate.
                             Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal Investments        The Fund will normally invest at least 80% of its
                             net assets in fixed income securities.

                             Credit quality: The Fund will invest only in investment grade securities and may invest in securities rated as low as BBB- at the time of purchase (or, if unrated, deemed to be of equivalent quality). The Fund will maintain an average portfolio quality of A or better.

                             Maturity: The Fund will normally have a maximum weighted average maturity of 5 years. The duration of the Fund will generally range from .5 to 2 times the duration of the Salomon Smith Barney 1 Year Treasury Bill Rate. As of March 31, 2002, the duration of the Salomon Smith Barney 1 Year Treasury Bill Rate was 0.977 years.

Principal Strategies         UBS Global Asset Management (Americas) Inc.
                             (formerly known as Brinson Partners, Inc.) (the
                             "Advisor") uses an investment style that is singularly focused on investment fundamentals. The
                             Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                             The Fund may invest in all types of fixed income securities of U.S. issuers. The Advisor emphasizes those fixed income market sectors and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

                             [_]  Available yields
                             [_]  Potential for capital appreciation
                             [_] Current credit quality as well as possible credit upgrades or downgrades

                             [_] Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities
                             [_] For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

PRINCIPAL INVESTMENT RISKS
================================================================================

                         Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk          The Advisor's judgments about the fundamental value of
                         securities acquired by the Fund may prove to be incorrect.

Risks of fixed income    [_]  U.S. interest rates may vary. If interest
investments              rates rise, the prices of fixed income securities
                         in the Fund's portfolio may fall. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.
                         This is known as interest rate risk.

                         [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds. This is known as credit risk.

                         [_] As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                         [_] When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Derivatives risk         The risk that the Fund's investments in derivatives may
                         rise or fall more rapidly than other investments.

Non-diversification      The Fund is not diversified, which means that it can
                         invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value        The Fund's investments fluctuate in price and the value
                         of your investment in the Fund will go up and down.

More About the Fund's Investments

Fixed Income Securities

     Fixed income securities purchased by the Fund will be U.S. dollar denominated or have coupons payable in U.S. dollars. The Fund may invest in all types of fixed income securities of U.S. and non-U.S. issuers. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, variable rate, floating rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities

[_]  collateralized mortgage and bond obligations
[_]  collateralized mortgage-backed securities
[_]  asset-backed securities
[_]  leveraged derivative securities
[_]  convertible securities
[_]  when-issued securities
[_]  repurchase agreements
[_]  Eurodollar securities
[_]  corporate securities
[_]  securities issued by supranational organizations and sovereign governments

Credit Quality

Securities are investment grade if, at the time of purchase:

[_] They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization
[_]  They have received an equivalent short-term or other rating
[_] They are unrated securities that the Advisor believes are of equivalent quality

The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of a designated security or index. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes caused by changing interest rates in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

     Although the Fund will not ordinarily invest in equity securities, it is permitted to invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series of the Trust only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of the Fund's assets in money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o, Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS Enhanced Yield Relationship Fund was known as Brinson Enhanced Yield Fund. Prior to January 16, 2002, the Fund was known as Brinson Limited Duration Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

LOGO UBS Global Asset Management


                             UBS Relationship Funds

                  UBS U.S. Securitized Mortgage Relationship Fund

                                    PART A

                                July 3, 2002
                                      --


UBS U.S. Securitized Mortgage Relationship Fund (formerly known as Brinson Securitized Mortgage Fund) (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                            OFFEREE NO. _______

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================


Investment objective and   Maximize total return, consisting of capital
goals                      appreciation and current income, while controlling
                           risk.

Performance benchmark      Lehman Brothers MBS Fixed Rate Index (the "Lehman
                           Index"). The benchmark covers the 15-year, 30-year, and balloon mortgage-backed pass-through securities of the Government National Mortgage Association
                           (GNMA), Freddie Mac (formerly known as Federal Home
                           Loan Mortgage Corporation or FHLMC), and Fannie Mae
                           (formerly known as Federal National Mortgage
                           Association or FNMA). Although the benchmark has been selected as a comparative measure of the securities markets in which the Fund invests, the Fund may not have the same performance record as the benchmark.

Principal investments      Under normal circumstances, the Fund invests at
                           least 80% of its net assets in mortgage-related and mortgage-backed securities of U.S. issuers. The
                           Fund may also invest up to 20% of its net assets in U.S. dollar denominated fixed income securities of foreign issuers.


                           Credit quality: The Fund will invest in
                           investment grade securities.

                           Duration: The effective duration of the Fund will be maintained within +/- 20% of the duration of the Lehman Index. As of December 31, 2001 the duration of the Lehman Index was 3.10.

Principal strategies       UBS Global Asset Management (Americas) Inc.
                           (formerly known as  Brinson Partners, Inc.), the
                           Fund's investment advisor (the "Advisor"), uses an investment style singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                           To implement this strategy, the Advisor generally purchases for the Fund the types of securities contained in the Fund's benchmark, the Lehman Index. The Advisor will attempt to enhance the Fund's long-term return and risk relative to that of the benchmark. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                           The Fund may invest in all types of mortgage-related and mortgage-backed securities, primarily of U.S. issuers. The Advisor emphasizes those fixed income market sectors and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. In analyzing the relative attractiveness of sectors and selecting securities, the Advisor considers:

                           .  Potential for capital appreciation.
                           .  Anticipated changes in average prepayment rates.

                         .  Anticipated changes in interest rate volatility.
                         .  Current yield.
                         . Current credit quality as well as possible credit upgrades or downgrades.
                         . Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities.
                         .  Duration.

PRINCIPAL INVESTMENT RISKS
================================================================================

                         Investors can lose money in the Fund or the Fund's performance may fall below other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk          The Advisor's judgments about the fundamental value of
                         securities acquired by the Fund may prove to be incorrect.

Risks of mortgage-       .  Interest rates may vary. If interest rates rise,
related and mortgage-    the prices of mortgage-backed, mortgage-related and
backed securities and    other fixed income securities in the Fund's portfolio
fixed income             may fall. The value of some mortgage-backed,
investments              mortgage-related and other fixed income securities may
                         be particularly sensitive to changes in prevailing interest rates. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. This is known as interest rate risk.

                         . The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds. This is known as credit risk.

                         . As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                         . When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Derivatives risk         The risk that the Fund's investments in derivatives may
                         rise or fall more rapidly than other investments.


Non-diversification      The Fund is not diversified, which means that it can
                         invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government            An investment in the Fund is not a bank deposit and is
guarantee                not insured or guaranteed by the Federal Deposit
                         Insurance Corporation or any other government agency.

Fluctuating value        The Fund's investments fluctuate in price and the value
                         of your investment in the Fund will go up and down.

More About the Fund's Investments

Mortgage-Backed and Mortgage-Related Securities

     The Fund's mortgage-backed, mortgage-related and asset-backed securities are collateralized or backed by mortgages or other real property and may have all types of interest rate payment and reset terms, including fixed rate, adjustable and floating rate, pay-in-kind and auction rate features. These fixed income securities may include:

..    government agency and privately issued mortgage-backed securities
..    commercial mortgage-backed securities
..    collateralized mortgage and bond obligations
..    residential and agency and whole loan pass-through securities
..    Real Estate Mortgage Investment Conduits (REMICs) collateralized by agency and private label pass-through securities (fixed and adjustable rate)
..    home equity loan asset-backed securities
..    manufactured housing asset-backed securities

Other Fixed Income Securities

     In addition to mortgage-backed and mortgage-related securities, the Fund may invest in a variety of other fixed income securities, which also may have all types of interest rate payment and reset terms, including fixed rate, adjustable and floating rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

..    U.S. Treasury and agency bills, notes and bonds
..    convertible securities
..    when-issued securities
..    repurchase agreements
..    financial futures and options based on the Fund's permitted fixed income investments

..    money market instruments (such as commercial paper and bank instruments)

Credit Quality

Securities are investment grade if, at the time of purchase:

..    They are rated "investment grade" by at least one nationally recognized statistical rating organization.
..    They are unrated securities that the Advisor believes are of comparable quality at the time of purchase.

     The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; interest rate swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

..    To hedge against adverse changes, caused by changing interest rates, in the market value of securities held by or to be bought for the Fund.
..    As a substitute for purchasing or selling securities.
..    To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

     The Fund will invest in other series of the Trust only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to pursue its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately
$39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.10% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 8, 2002, UBS U.S. Securitized Mortgage Relationship Fund was known as Brinson Securitized Mortgage Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Trust's Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in value of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[LOGO] UBS
       Global Asset Management


                             UBS RELATIONSHIP FUNDS

            UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND

                                     PART A

                                  JULY 3, 2002


UBS Opportunistic Emerging Markets Debt Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.







                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

INVESTMENT OBJECTIVE AND          To maximize total return, consisting of
GOALS                             capital appreciation and current income, while
                                  controlling risk.

ASSET                             The Fund is designed as an investment
CLASS EXPOSURE                    vehicle for use by other Series of
                                  the Trust and clients of UBS Global Asset
                                  Management (Americas) Inc., the Fund's
                                  investment advisor, (the "Advisor") that use the Advisor's core plus investment strategy to provide opportunistic exposure to the emerging markets debt asset class. The Fund is not a long-term investment option.

                                  When the Advisor determines that an allocation to the emerging market debt asset class is appropriate, the Advisor will invest client assets in the Fund. If the Advisor's investment outlook changes, the Advisor may reallocate client assets to another asset class, and will redeem all or a portion of client assets invested in the Fund.

PRINCIPAL                         Under normal circumstances, the Fund invests
INVESTMENTS                       at least 80% of its net assets in debt
                                  securities that are tied economically to emerging market countries.

                                  Securities tied economically to emerging market countries include debt securities issued by governments, government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets and instruments whose return is derived from any of the foregoing.

                                  The Fund may invest, without limit, in higher yield, below investment grade securities commonly known as "junk bonds."

                                  MATURITY: Individual securities may be of any maturity.

WHERE THE FUND INVESTS            The Fund invests in issuers located in at
                                  least three emerging market countries,
                                  which may be located in Asia, Europe,
                                  Latin America, Africa or the Middle East.

WHAT IS AN EMERGING MARKET?       A country defined as an emerging or
                                  developing economy by any of the
                                  World Bank, the International Finance
                                  Corporation or the United Nations or its authorities. The countries included in this definition will change over time.

WHAT IS AN EMERGING MARKET        A security issued by a government or other
SECURITY?                         issuer that, in the opinion of the Advisor,
                                  has one or more of the following
                                  characteristics:

                                  - The security's principal trading market is an emerging market.

                                  - At least 50% of the issuer's revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries.

PRINCIPAL STRATEGIES              The Advisor's investment style is singularly
                                  focused on investment fundamentals.
                                  The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction. At least 50% of the issuer's assets are located in emerging market countries.

                                  To implement this style, the Advisor purchases for the Fund those securities that appear to be underpriced relative to their fundamental values. The Advisor attempts to identify and exploit discrepancies between market price and fundamental value by analyzing investment fundamentals that determine future cash flows. In addition, the Advisor considers the following data for its portfolio construction:

                                  - Country analysis based on macroeconomic and political factors
                                  - Current credit quality and possible credit upgrades or downgrades
                                  - Interest rate exposure
                                  - Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities



PRINCIPAL INVESTMENT RISKS
================================================================================

                                  Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

MANAGEMENT RISK                   The Advisor's judgments about the
                                  fundamental value of securities acquired by the Fund may prove to be incorrect.

RISKS OF FIXED INCOME             - Interest rates in emerging market countries
INVESTMENTS                       may vary, or rates may move faster than in the
                                  U.S. and other developed markets. If interest rates rise, the prices of fixed income securities in the Fund's portfolio may fall.
                                  Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. This is known as interest rate risk.

                                  - The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds. This is known as credit risk.

                                  - As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                                  - When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

FOREIGN COUNTRY AND               - The values of the Fund's foreign and
EMERGING MARKET RISKS             emerging market investments may go down or
                                  be very volatile because of a decline in the value of foreign currencies relative to the U.S. dollar.
                                  - Vulnerability to economic downturns and instability due to undiversified economies;
                                  trade imbalances; inadequate infrastructure;
                                  heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms. Adverse governmental actions such as nationalization or expropriation of property;
                                  confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.
                                  - Political and social instability, war and civil unrest.
                                  - Less liquid and efficient securities
                                  markets; higher transaction costs;
                                  settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions;
                                  and less effective governmental supervision.

DERIVATIVES RISK                  The risk that the Fund's investments in
                                  derivatives may rise or fall more rapidly than other investments.

NON-DIVERSIFICATION               The Fund is NOT diversified, which means that
                                  it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

NO GOVERNMENT GUARANTEE           An investment in the Fund is NOT a bank
                                  deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FLUCTUATING VALUE                 The Fund's investments fluctuate in price and
                                  the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

FIXED INCOME SECURITIES

         In selecting fixed income securities for the Fund's portfolio, the Advisor looks for securities that provide both a high level of current income and the potential for capital appreciation due to a perceived or actual improvement in the creditworthiness of the issuer. The Fund may invest in all types of fixed income securities of issuers from all countries, in addition to emerging markets. These include:

- Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
- Participations in loans between emerging market governments and financial institutions.
- Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
- Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
-        Brady Bonds.
- Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
- Fixed income securities issued by supranational entities such as the World Bank. (A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

         Fixed income securities purchased by the Fund may be denominated or have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

-        bills, notes and bonds
-        government agency and privately issued mortgage-backed securities
-        collateralized mortgage and bond obligations
-        asset-backed securities
-        structured notes and leveraged derivative securities
-        convertible securities
-        zero coupon securities
-        pay-in-kind and when-issued securities
-        preferred stock and trust certificates
-        participations in loans made by financial institutions
-        repurchase and reverse repurchase agreements

         The Fund may invest substantially all of its assets in U.S. and non-U.S. dollar denominated, fixed income securities that are higher risk, below investment grade securities rated by a nationally recognized statistical rating organization below its top four long-term rating categories or determined by the Advisor to be of comparable quality. Below investment grade securities are commonly known as "junk bonds". The issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of these securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Below investment grade securities may become illiquid and hard to value in down markets.

DERIVATIVE CONTRACTS

         A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

         The Fund may, but is not required to, use derivative contracts for any of the following purposes:

- To hedge against adverse changes, caused by changing interest rates, stock market prices or currency exchange rates, in the market value of securities held by or to be bought for the Fund.
-        As a substitute for purchasing or selling securities.
- To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

         Even a small investment in derivative contracts, if it is leveraged, can have a big impact on a Fund's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

         Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

         The Fund may invest a portion of its assets in securities of other series offered by the Trust.

DEFENSIVE INVESTING

         In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking a temporary defensive position, the Fund may affect its ability to achieve its investment objective.

IMPACT OF HIGH PORTFOLIO TURNOVER

         The Fund may liquidate its entire portfolio in the event of a change in the Advisor's outlook regarding its asset allocation decision. In addition, the Fund may engage in active and frequent trading to pursue its principal investment strategies. These factors increase transaction costs, including brokerage commissions, and may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

         The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately $39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

         Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.50% of its average net assets. The Advisor may discontinue this expense limitation at any time.

         Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

         The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

         As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

         When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

         A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

         An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

         The Fund will not be a "regulated investment company" for federal income tax purposes.

         For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

         Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

PURCHASE OF SECURITIES BEING OFFERED

         Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

         Shares of the Fund may be purchased directly by eligible Investors at the respective net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $1,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

         At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

NET ASSET VALUE

         The net asset value of the Fund is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

         Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

         All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

EXCHANGES OF SHARES

         Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

         By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

         Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

REDEMPTION OR REPURCHASE OF SHARES

         As stated above in "PURCHASE OF SECURITIES BEING OFFERED," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

         An Investor may redeem its shares of the Fund without charge (except as noted below) on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

         If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


                             UBS RELATIONSHIP FUNDS

                 UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND

                                     PART A

                                  JULY 3, 2002


UBS Opportunistic High Yield Relationship Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of UBS Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                                                                OFFEREE NO. ____

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

INVESTMENT OBJECTIVE            Maximize total return, consisting of capital
AND GOALS                       appreciation and current income, while
                                controlling risk.

ASSET CLASS EXPOSURE            The Fund is designed as an investment vehicle
                                for use by other Series of the Trust and clients of UBS Global Asset Management (Americas) Inc., the Fund's investment advisor, (the "Advisor") that use th core plus investment strategy to provide opportunistic exposure to the high yield debt asset class. The Fund is not designed to be a long-term investment option.

                                When the Advisor determines that an allocation to the high yield debt asset class is appropriate for the Advisor's core plus strategy, the Advisor will invest client assets in the Fund. If the Advisor's investment outlook changes, the Advisor may reallocate client assets to another asset class, and will redeem all or a portion of client assets invested in the Fund.


PRINCIPAL INVESTMENTS           Under normal circumstances, the Fund invests at
                                least 80% of its net assets in fixed income securities that provide higher yields and are lower rated. High yield, lower rated fixed income securities are those rated below investment grade. The Fund invests in cash payment, zero coupon and pay-in-kind fixed income securities, and may also invest in convertibles, preferred stock and common stock equivalents and in bank loans.

                                CREDIT QUALITY: The Fund invests primarily in below investment grade, high yield securities, including corporate fixed income securities that are commonly known as "junk bonds," although the Fund may invest in securities of any quality, including unrated securities.

                                MATURITY: Individual securities may be of any maturity.

                                The Fund may invest in all types of fixed income securities of issuers from all countries. These securities include fixed income securities issued by corporations, governments, governmental entities and supranational entities such as the World Bank or the European Economic Community. These securities also include participations in loans between governments and financial institutions.

PRINCIPAL STRATEGIES            The Advisor's investment style is based on the
                                premise that inefficiencies exist within the high yield bond market that a fundamental value-based investment process can exploit. The
                                Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value.

                                The Advisor combines both a top-down and bottom-up analysis. The Advisor believes that diversifying the Fund's portfolio by security type, industry, quality and maturity, as opposed to investing in any one sector, will better enable the Fund to control risk. The Advisor will consider investments across a wide spectrum of industries.

                                In selecting fixed income securities for the Fund's portfolio, the Advisor looks for fixed income securities that provide both a high level of current income and the potential for capital appreciation due to a perceived improvement in the creditworthiness of the issuer. The Advisor also compiles and considers the following data to assess the issuer's future cash flows:

                                -    Management strength
                                -    Market position
                                -    Competitive environment
                                -    Financial flexibility
                                -    Ability to deleverage
                                -    Historical operating results

PRINCIPAL INVESTMENT RISKS
================================================================================

                                Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

MANAGEMENT RISK                 - The Advisor's judgments about the fundamental
                                values of securities acquired by the Fund may prove to be incorrect.

                                - The Advisor's judgments about the allocation of the Fund's portfolio across industries, maturities or credit categories may prove to be incorrect.

RISKS OF HIGH                   - The Fund's investments in below investment
YIELD/HIGHER                    grade securities may be  considered speculative
RISK SECURITIES                 because they have a higher risk of default,
                                tend to be less liquid, and may be more
                                difficult to value.

                                - Changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments.

                                - Issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates.

                                - Prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions.

                                - Below investment grade securities may become illiquid and hard to value in down markets.

RISKS OF FIXED INCOME           - Interest rates in countries in whose
INVESTMENTS                     currencies the Fund's investments are
                                denominated may vary. If interest rates rise, the prices of fixed income securities in the Fund's portfolio may fall. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates. This is known as interest rate risk.

                                - The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. Lower-rated bonds are more likely to be subject to an issuer's default than investment grade (higher rated) bonds. This is known as credit risk.

                                - When interest rates are declining, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                                - As a result of rising interest rates, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

FOREIGN COUNTRY RISKS           The values of the Fund's foreign investments may
                                go down or be very volatile because of
                                unfavorable foreign government actions,
                                political, economic or market instability or the absence of accurate information about foreign companies.

                                Also, a decline in the value of foreign
                                currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

DERIVATIVES RISK                The risk that the Fund's investments in
                                derivatives may rise or fall more rapidly than other investments.

NON-DIVERSIFICATION             The Fund is NOT diversified, which means that it
                                can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

NO GOVERNMENT GUARANTEE         An investment in the Fund is NOT a bank deposit
                                and is not insured or guaranteed by the Federal
                                Deposit Insurance Corporation or any other government agency.

FLUCTUATING VALUE               The Fund's investments fluctuate in price and
                                the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

FIXED INCOME SECURITIES

         Fixed income securities purchased by the Fund may be U.S. dollar and non-U.S. dollar denominated, may have coupons payable in any currency, and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

-        bills, notes and bonds
-        government agency and privately issued mortgage-backed securities
-        collateralized mortgage and bond obligations
-        asset-backed securities
-        convertible securities
-        preferred stock and trust certificates
-        repurchase agreements
- bank loans (generally in the form of loan participations and assignments)

CREDIT QUALITY

Securities are below investment grade if, at the time of purchase:

- They are rated below the top four long-term rating categories of a nationally recognized statistical rating organization.
-        They have received a comparable short-term or other rating.
- They are unrated securities that the Advisor believes are of comparable quality.

DERIVATIVE CONTRACTS

         A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

         The Fund may, but is not required to, use derivative contracts for any of the following purposes:

- To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.
-        As a substitute for purchasing or selling securities.
- To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

         Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

         Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

INVESTMENT IN SECURITIES OF OTHER SERIES

         The Fund may invest a portion of its assets in securities of other series offered by the Trust.

DEFENSIVE INVESTING

         In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

IMPACT OF HIGH PORTFOLIO TURNOVER

         The Fund may liquidate its entire portfolio in the event of a change in the Advisor's outlook regarding its asset allocation decision. In addition, the Fund may engage in active and frequent trading to pursue its principal investment strategies. These factors increase transaction costs, including brokerage commissions and may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

         The Advisor has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 209 South LaSalle Street, Chicago, IL 60604-1295, is an investment advisor registered with the U.S. Securities and Exchange Commission. As of March 31, 2002, the Advisor had approximately $39 billion in assets under management. The Advisor is an indirect wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. UBS is an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many areas of the financial services industry.

         Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.10% of its average net assets. The Advisor may discontinue this assumption of expenses at any time.

         Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

         The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of the Trust.

FEDERAL INCOME TAX

         As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

         When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

         A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

         An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

         The Fund will not be a "regulated investment company" for federal income tax purposes.

         For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

         Investor inquiries should be addressed to the Trust, c/o Joseph Anderson, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

PURCHASE OF SECURITIES BEING OFFERED

         Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

         Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $1,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

         At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

NET ASSET VALUE

         The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The NYSE is normally not open, and the Fund does not price its shares, on most national holidays and on Good Friday. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

         Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

         All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

EXCHANGES OF SHARES

         Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

         By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, J.P. Morgan Investor Services Co. ("J.P. Morgan"), fails to employ this and other appropriate procedures, the Fund or J.P. Morgan may be liable for any losses incurred.

         Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, J.P. Morgan, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

REDEMPTION OR REPURCHASE OF SHARES

         As stated above in "PURCHASE OF SECURITIES BEING OFFERED," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

         An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's financial institution may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, as amended, if an emergency exists.

         If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

                             UBS RELATIONSHIP FUNDS
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 3, 2002

ITEM 10. COVER PAGE AND TABLE OF CONTENTS.

UBS Relationship Funds (formerly known as Brinson Relationship Funds) (the "Trust") is a no-load, open-end management investment company which currently offers shares of twenty-three separate and distinct series representing separate portfolios of investments (individually referred to as a "Fund" and collectively referred to as the "Funds"). Each Fund has its own investment objective and is non-diversified (except for the DSI Enhanced S&P 500 Relationship Fund and UBS U.S. Cash Management Prime Relationship Fund, which are diversified) as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). The twenty-three Funds are: UBS Global Securities Relationship Fund (formerly known as the Brinson Global Securities Fund), UBS Global Bond Relationship Fund (formerly known as the Brinson Global Bond Fund), UBS U.S. Equity Relationship Fund (formerly known as the Brinson U.S. Equity Fund), UBS U.S. Large Cap Equity Relationship Fund (formerly known as the Brinson U.S. Large Capitalization Equity Fund), UBS U.S. Intermediate Cap Equity Relationship Fund (formerly known as the Brinson U.S. Intermediate Capitalization Equity
Fund), UBS U.S. Value Equity Relationship Fund (formerly known as the Brinson U.S. Value Equity Fund), UBS U.S. Small Cap Equity Relationship Fund (formerly known as the Brinson U.S. Small Capitalization Equity Fund), UBS International Equity Relationship Fund (formerly known as the Brinson International Equity
Fund), UBS Emerging Markets Equity Relationship Fund (formerly known as the Brinson Emerging Markets Equity Fund), DSI Enhanced S&P 500 Relationship Fund (formerly known as the DSI Enhanced S&P 500 Fund), UBS U.S. Core Plus Relationship Fund (formerly known as the Brinson Bond Plus Fund), UBS U.S. Bond Relationship Fund (formerly known as the Brinson U.S. Bond Fund), UBS U.S. Securitized Mortgage Relationship Fund (formerly known as the Brinson Securitized Mortgage Fund), UBS Short Duration Relationship Fund (formerly known as the Brinson Short Duration Fund), UBS Enhanced Yield Relationship Fund (formerly known as the Brinson Enhanced Yield Fund), UBS Short-Term Relationship Fund (formerly known as the Brinson Short-Term Fund), UBS U.S. Treasury Inflation Protected Securities Relationship Fund (formerly known as the Brinson U.S. Treasury Inflation Protected Securities Fund), UBS U.S. Cash Management Prime Relationship Fund (formerly known as the Brinson U.S. Cash Management Prime Fund), UBS High Yield Relationship Fund (formerly known as the Brinson High Yield Fund), UBS Defensive High Yield Relationship Fund (formerly known as the Brinson Defensive High Yield Fund), UBS Emerging Markets Debt Relationship Fund (formerly known as the Brinson Emerging Markets Debt Fund), UBS Opportunistic High Yield Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund. Information concerning the Funds is included in the separate Parts A of this Registration Statement (each, a "Part A" and collectively, the "Parts A") dated July 3, 2002.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's current Parts A relating to the Funds dated July 2, 2002. Much of the information contained herein expands upon subjects discussed in the Parts A. No investment in shares of the Funds should be made without first reading the applicable Part A. A free copy of each Fund's Part A, Annual Report and Semi-Annual Report may be obtained from the Trust at 209 South LaSalle Street, Chicago, IL 60604-1295, or by calling the Trust collect at 312-220-7100.

All terms used in this Part B and not otherwise defined herein have the meanings assigned to them in the Parts A. Certain information from the Funds' Annual Report is incorporated herein by reference.

Item 11. Trust History...............................................................................B-2
Item 12. Description of the Funds and Their Investments and Risks....................................B-2
Item 13. Management of the Trust....................................................................B-27
Item 14. Control Persons and Principal Holders of Securities........................................B-34
Item 15. Investment Advisory and Other Services.....................................................B-39
Item 16. Brokerage Allocation and Other Practices...................................................B-45
Item 17. Capital Stock and Other Securities.........................................................B-48
Item 18. Purchase, Redemption and Pricing of Shares.................................................B-49
Item 19. Tax Status.................................................................................B-51
Item 20. Underwriters...............................................................................B-54
Item 21. Calculation of Performance Data............................................................B-54
Item 22. Financial Statements.......................................................................B-57
Appendix A - Investment Practices...................................................................B-58
Appendix B - Corporate Debt Ratings.................................................................B-69

ITEM 11. TRUST HISTORY.

The Trust is a Delaware business trust established on August 16, 1994.

ITEM 12. DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.

Each of the Funds, except the DSI Enhanced S&P 500 Relationship Fund and the UBS U.S. Cash Management Prime Relationship Fund (the "UBS Prime Relationship Fund"), is classified as "non-diversified," as defined in the Investment Company Act so that it does not limit the proportion of a Fund's assets that it may invest in the obligations of a single issuer. To the extent that a Fund's investment portfolio at times includes the securities of a smaller number of issuers than permissible if the Fund were "diversified" (as defined in the Investment Company Act), the Fund may be subject to greater investment and credit risk than an investment company that invests in a broader range of securities. In particular, changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Fund's shares.

The Funds do not concentrate investments in a particular industry. Each Fund does not issue senior securities except to the extent consistent with its policies described below and only as permitted under the Investment Company Act. Each Fund's investment objective, its policies concerning the percentage of the Fund's portfolio securities that may be loaned, and its policies concerning borrowing, the issuance of senior securities and concentration are "fundamental." This means that they may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting shares. As used in this Part B, a vote of "a majority of the outstanding voting shares" of the Trust or a Fund means the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Trust or Fund, or (ii) 67% of the shares of the Trust or Fund present at a meeting at which more than 50% of the outstanding shares of the Trust or Fund are represented in person or by proxy.

INVESTMENT OBJECTIVES AND POLICIES

The following disclosure supplements disclosure contained in the applicable Parts A relating to the Funds:

UBS GLOBAL SECURITIES RELATIONSHIP FUND. The Fund's benchmark (the "Benchmark") consists of seven indices of varying weight that are compiled by an independent data provider. The indices comprising the Benchmark are as follows:

-        Wilshire 5000 Index;

-        MSCI World Ex USA (Free) Index;
-        Salomon Smith Barney Broad Investment Grade (BIG) Bond Index;
-        Salomon Smith Barney Non-U.S. Government Bond Index;
-        MSCI Emerging Markets Free Index;
-        JP Morgan Emerging Markets Bond Index Global; and
-        Merrill Lynch High Yield Master Index.

Each index represents a distinct asset class of the primary wealth-holding public securities markets. These asset classes are U.S. equity, global (ex-U.S. equity), U.S. fixed income securities, global (ex-U.S.) fixed income securities, emerging market equities, emerging market fixed income securities, high yield fixed income securities and cash equivalents. From time to time, the Funds' investment advisor, UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) (the "Advisor"), may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market. In order to compile the Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equity, non-U.S. equity, U.S. bond, non-U.S. bond and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relevant indices, applies the index weighting and then determines the return of the Benchmark.

The Advisor will attempt to enhance the long-term return and risk performance of the Fund relative to the Benchmark by deviating from the normal Benchmark mix of asset classes and currencies in reaction to discrepancies between current market prices and fundamental values. Active asset allocation strategy for the Fund will be defined relative to the Benchmark weights, which represent the Fund's normal mix. Decisions to deviate from the normal mix are a blend of rigorous quantitative analysis, an understanding of the fundamental relationships among global markets and the expertise of investment professionals. In the absence of views as to the relative attractiveness across asset classes, the actual Fund weights will be equal to the Benchmark weights. The active management process is intended, by the Advisor, to produce superior performance relative to the Benchmark. The Advisor believes that, over the long term, investing across global equity and fixed income markets based upon discrepancies between market prices and intrinsic values may achieve enhanced return while maintaining the same risk relative to the Benchmark.

Fundamental value is considered to be the current value of long-term sustainable future cash flows derived from a given asset class or security. In determining fundamental value, the Advisor takes into consideration broadly based indices representing asset classes or markets and various economic variables such as productivity, inflation and global competitiveness. The valuation of asset classes reflects an integrated, fundamental analysis of global markets. Investment decisions are based on comparisons of current market prices to fundamental values.

The normal asset allocation mix represents the asset allocation that the Fund would expect to maintain when, in the judgment of the Advisor, global capital markets are fairly priced relative to each other and relative to the associated risks.

EQUITY INVESTMENTS. The Fund expects its U.S. equity investments to emphasize both large and intermediate capitalization companies. In addition, the U.S. equity component may invest in small capitalization issues. The equity markets in the non-U.S. component of the Fund will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets. Thus large and intermediate capitalization ranges vary country-by-country and may, with respect to certain countries, include capitalization levels that would be included in the small capitalization range in the U.S. market.

The Fund may invest in a broad range of equity securities of emerging market issuers, or securities with respect to which the return is derived primarily from the equity securities of issuers in emerging markets, including common and preferred stocks. The Fund considers a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund may invest indirectly in emerging market equity securities by purchasing securities of open-end and closed-end investment companies.

FIXED INCOME INVESTMENTS. The Fund may invest in all types of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities and supranational issuers as well as corporations and other business organizations. The Fund may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors.

The non-U.S. fixed income component of the Fund will typically be invested in government and supranational issues. The Fund may also invest in all debt securities of emerging market issuers, including government and government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities on which the return is derived primarily from other emerging market instruments. The Fund may invest indirectly in emerging market debt securities by purchasing securities of open-end and closed-end investment companies.

UBS GLOBAL BOND RELATIONSHIP FUND. The Advisor's perspective for the Fund is that periodically there are exploitable discrepancies between market price and fundamental value. Those price/value discrepancies then become the building blocks for portfolio construction. The successful identification of price/value discrepancies should result in enhanced total performance.

The Fund maintains a global portfolio by investing in the fixed income securities of issuers located throughout the world. The Fund may invest in fixed income securities issued by U.S. and non-U.S. governments, governmental agencies, entities organized to restructure outstanding emerging market debt and supranational entities such as the World Bank. These securities include participations in loans between governments and financial institutions and Brady Bonds.

UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND. Each company selected for inclusion in the Fund's portfolio is scrutinized through on-site visits, discussions with investment banking firms and venture capitalists and intensive valuation techniques. The Fund's portfolio emphasizes companies that were developed with the assistance of professional venture capitalists. The Advisor monitors and assesses the degree to which the Fund's portfolio emphasizes industries or common types of stocks, and adjusts the portfolio to balance the price/value opportunities with such industries. The Advisor imposes limits on the degree of investment in specific industries, although the Fund does not intend to concentrate its investments in a particular industry.

UBS HIGH YIELD RELATIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND AND UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND. Each Fund will maintain a high yield portfolio and under normal market conditions, at least 80% of each Fund's net assets will be invested in fixed income securities that provide higher yields and are lower rated. The Funds do not intend to limit their respective investments in below investment grade, U.S. dollar denominated fixed income securities. The Advisor believes that inefficiencies exist within the high yield bond market that a fundamental value-based investment process can exploit. The Advisor's portfolios are constructed using both top-down and bottom-up investment processes. The Advisor considers macroeconomic variables and industry outlooks in its top-down analysis. The bottom-up approach is the most integral to portfolio construction and forms the basis for credit selection. The Advisor will identify those securities which are believed to have market prices that differ from their fundamental value and invest accordingly. The Advisor uses a disciplined investment approach to pursue each Fund's investment objective. The Advisor believes that diversification is one of the most important components in the construction of a high yield portfolio.

UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND. The UBS Prime Relationship Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than U.S. government securities, rated in the highest rating category by the requisite NRSROs. The UBS Prime Relationship Fund may not invest more than 5% of its total assets (taken at amortized cost) in securities of issuers not in the highest rating category as determined by the requisite number of NRSROs or, if unrated, of comparable quality, with investment in any one such issuer being limited to no more than 1% of such total assets or $1 million, whichever is greater.

U.S.  GOVERNMENT  SECURITIES.  The UBS Prime  Relationship Fund may invest in
U.S. government securities, which consist of marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. government, its agencies, or by various instrumentalities which have been established or sponsored by the U.S. government ("U.S. government securities"). Certain of these obligations, including U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association (popularly called "GNMAs" or "Ginnie Maes") and the Federal Housing Administration, are issued or guaranteed by the U.S. government and supported by the full faith and credit of the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or U.S. government-sponsored enterprises and are not direct obligations of the U.S. government, but involve sponsorship or guarantees by government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported by the credit of the instrumentality, such as Fannie Mae
("FNMA," formerly known as the Federal National Mortgage Association) bonds. In this connection, the UBS Prime Relationship Fund may use any portion of its assets invested in U.S. government securities to concurrently enter into repurchase agreements with respect to such securities.

BANK OBLIGATIONS. The UBS Prime Relationship Fund may also invest in bank obligations or instruments secured by bank obligations. These instruments consist of fixed, floating or variable rate certificates of deposit, letters of credit, time deposits and bankers' acceptances issued by banks and savings institutions with assets of at least one billion dollars. Bank obligations may be obligations of U.S. banks, foreign branches of U.S. banks (referred to as "Eurodollar Investments"), U.S. branches of foreign banks (referred to as "Yankee Dollar Investments"), and foreign branches of foreign banks ("Foreign Bank Investment"). When investing in a bank obligation issued by a branch, the parent bank must have assets of at least five billion dollars.

The UBS Prime Relationship Fund may invest only up to 25% of its assets in Eurodollar Investments or Foreign Bank Investments. Investments in Yankee Dollar Investments which are considered domestic banks may only be made if such branches have a federal or state charter to do business in the United States and are subject to U.S. regulatory authorities.

Time deposits are non-negotiable deposits maintained in a foreign branch of a U.S. banking institution for a specified period of time at a stated interest rate. The UBS Prime Relationship Fund may invest not more than 10% of its net assets in time deposits with maturities in excess of seven days.

COMMERCIAL PAPER. The UBS Prime Relationship Fund may invest in commercial paper of domestic or foreign issuers which is considered by the Fund to present minimal credit risks. Commercial paper must be rated within the two highest rating categories by NRSROs or, if unrated, determined by the Advisor to be of comparable quality.

CORPORATE OBLIGATIONS. The corporate obligations which the UBS Prime Relationship Fund may purchase are fixed, floating or variable rate bonds, debentures or notes which are considered by the UBS Prime Relationship Fund to present minimal credit risks. They must be rated within the two highest rating categories by NRSROs, or if unrated, determined by the Advisor to be of comparable quality. These corporate obligations must mature in 397 calendar days or less. Generally, the higher an instrument is rated, the greater its safety and the lower its yield.

GUARANTEED INVESTMENT CONTRACTS. A "guaranteed investment contract" (also known as a "guaranteed interest contract," "guaranteed income contract," "guaranteed insurance contract," or "guaranteed return contract") ("GIC") is a deferred annuity contract issued by an insurance company under which (a) the contract holder places funds on deposit with the insurer, and (b) the insurer promises to repay the contract holder's deposit(s) plus interest at a guaranteed rate according to a schedule specified in the contract. The terms and conditions of GICs can vary in a variety of ways, including, by way of example, the length of the guarantee period, the period during which the contract holder may make deposits which will be subject to the same guarantee, the extent to which withdrawals are permitted during the guarantee period, and the timing of the insurer's repayment obligation. To the extent that the UBS Prime Relationship Fund cannot dispose of a GIC in the ordinary course of business within seven days at approximately the value at which the Fund has valued the GIC, it will treat the GIC as illiquid and subject to its overall limit on illiquid investments of 10% of the Fund's net assets.

DSI ENHANCED S&P 500 RELATIONSHIP FUND. The Fund seeks to achieve its investment objective by investing primarily in a selection of common stocks that are included in the Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") and weights its holdings of individual stocks based on the proprietary enhanced S&P 500 strategy developed by DSI International Management, Inc. ("DSI"), the Fund's sub-advisor. The Fund normally invests in approximately 250 to 500 stocks. Relative to the stock weightings in the S&P 500 Index, the Fund overweights stocks that the model ranks positively and underweights stocks that the model ranks negatively. Generally, the Fund gives stocks with a neutral ranking the same weight as in the S&P 500 Index.

The Fund seeks to control the risk of its portfolio by maintaining an overall close correlation of at least 95% between its performance and the performance of the S&P 500 Index over time, with a relatively low tracking error. To maintain this close correlation, the Fund gives each stock in its portfolio a weighting that is close to the S&P 500 Index weighting and, if necessary, readjusts the weighting when it rebalances the portfolio. The Fund also considers relative industry sector weighting and market capitalization.

DSI, as the Fund's sub-advisor, monitors the Fund's performance relative to the S&P 500 Index at least weekly. At least monthly, DSI reviews the Fund's stock holdings and rebalances the Fund's portfolio by increasing the weightings of the stocks that are more highly ranked by its model and reducing the weightings of the lower ranked stocks. If appropriate, DSI also buys or sells stocks for the Fund to reflect the revised rankings.

Under normal circumstances, the Fund invests at least 80% of its assets in common stocks that are included in the S&P 500 Index and usually invests a higher percentage of its total assets in these securities. For liquidity and cash management purposes, the Fund may invest up to 20% of its assets in short-term investment grade bonds and money market instruments, although it expects these investments usually to represent a much smaller portion of its total assets. The Fund may invest in U.S. dollar denominated foreign securities that are included in the S&P 500 Index and traded on U.S. exchanges or in the U.S. over-the-counter market.

UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND. The Funds are designed specifically to provide exposure to particular asset classes and will be employed opportunistically when, in the opinion of the Advisor, exposure to such asset classes is desirable. The Funds invest in a limited number of issuers and are not appropriate for, or available for purchase by, long-term investors. When in the Advisor's opinion, market conditions warrant the allocation of assets into the high yield or emerging markets debt asset classes, the Advisor may allocate assets of other Funds or other advisory clients to the UBS Opportunistic High Yield Relationship Fund and/or UBS Opportunistic Emerging Markets Debt Relationship Fund.

INVESTMENT PRACTICES

The following disclosure supplements disclosure contained in the applicable Parts A relating to the Funds:

U.S. AND NON-U.S. EQUITY SECURITIES

Each Fund (except the UBS Prime Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund) may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stock of companies or closed-end investment companies, preferred stock, fixed income securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") for those securities.

ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs also represent securities of foreign issuers and are designated for use in European markets. A GDR represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of depositary receipts in respect of the deposited securities.

ISSUER LOCATION

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether: the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions, or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

SPECIAL RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES

Certain Funds may invest in relatively new or unseasoned companies which are in their early stages of development (sometimes referred to as "post-venture companies"), or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average.

Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which a Fund may invest may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Post-venture companies may lack depth of management or may be unable to internally generate funds necessary for growth or potential development or to generate these funds through external financing on favorable terms. Post-venture companies may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, these companies may suffer significant losses as well as realize substantial growth. Investments in these companies tend to be volatile and are therefore speculative.

Historically, small capitalization stocks have been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, the values of post-venture company stocks may, to a degree, fluctuate independently of prices for larger company stocks. Therefore, the value of a Fund's shares may be more volatile than the shares of a fund that invests in larger capitalization stocks.

CONVERTIBLE SECURITIES (EACH FUND EXCEPT UBS U.S. EQUITY RELATIONSHIP FUND)

Each Fund may, to varying degrees, invest in convertible securities. Convertible securities are fixed income securities (i.e., a bond or preferred stock) which may be exchanged for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. The provisions of any convertible security determine its seniority in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on the company's assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on the company's assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders. While providing a fixed income (generally higher in yield than the income derivable from common stock but lower than the income afforded by a similar non-convertible security) a convertible security enables the investor also to participate in capital appreciation should the market price of the underlying common stock rise.

U.S. AND NON-U.S. FIXED INCOME SECURITIES (ALL FUNDS)

Each Fund may invest in all types of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities and supranational issuers (the only government securities in which the UBS Prime Relationship Fund may invest are U.S. government securities) as well as corporations and other issuers. The Funds may purchase U.S. dollar denominated securities that reflect a broad range of investment securities, qualities and sectors. The UBS U.S. Treasury Inflation
Protected Securities Relationship Fund will only invest in securities of U.S. issuers.

Each Fund's non-U.S. fixed income component (except the UBS Prime Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund) will typically be invested in government and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Intra-Development Bank, the Export-Import Bank and the Asian Development Bank.

The Funds (except the UBS Prime Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund) may also invest in debt securities of emerging market issuers, including government and government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities on which the return is derived primarily from other emerging market instruments. The Funds may invest indirectly in emerging market debt securities by purchasing securities of open-end and closed-end investment companies. The Funds may also invest a portion of their assets in securities of other series offered by the Trust. A Fund will invest in other series of the Trust only to the extent the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, a Fund may invest its assets in emerging market investments by purchasing shares of UBS Emerging Markets Debt Relationship Fund.

HIGH YIELD/LOWER RATED DEBT SECURITIES (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS GLOBAL BOND RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND, UBS HIGH YIELD RELATIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND, UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND AND UBS
OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)

As set forth in the Parts A, these Funds may invest, to varying extent, a portion of their net assets in convertible and other debt securities rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Group ("S&P") or, if unrated, deemed to be of comparable quality by the Advisor (referred to herein as "below investment grade securities"). Ratings represent S&P's and Moody's respective opinions as to the quality of the debt securities they undertake to rate. However, the ratings are general and are not absolute standards of quality. Securities rated below "Baa" by Moody's and "BBB" by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds." These securities are considered to be of poor standing and predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the debt securities and involve major risk exposure to adverse conditions. Such securities are subject to a substantial degree of credit risk. Below investment grade securities held by the Funds may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, below investment grade securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Below investment grade securities generally offer a higher current yield than that available from higher grade securities, but involve greater risk. In the past, the high yields from below investment grade securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that the Funds will be protected from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on below investment grade securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Past economic recessions have resulted in default levels with respect to such securities in excess of historic averages.

The value of below investment grade securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, below investment grade securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for below investment grade securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for below investment grade securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of below investment grade securities are concentrated among a smaller group of securities dealers and institutional investors.

In periods of reduced secondary market liquidity, below investment grade securities' prices may become more volatile and the Funds' ability to dispose of particular issues when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

Below investment grade securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Funds. If a call were exercised by the issuer during a period of declining interest rates, the Funds likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Funds.

Besides credit and liquidity concerns, prices for below investment grade securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding below investment grade securities.

Below investment grade securities issued by foreign issuers also entail greater risks than higher rated securities, including the risk of untimely interest and principal payments, default and price volatility. These securities may present problems of liquidity and valuation. A description of various bond ratings appears in Appendix B.

TREASURY INFLATION PROTECTED SECURITIES (ALL FUNDS)

Each Fund may, to varying degrees, invest in Treasury Inflation Protected Securities ("TIPS") which are securities issued by the U.S. Treasury. The UBS U.S. Treasury Inflation Protected Securities Relationship Fund will invest, under normal circumstances, at least 80% of its net assets in TIPS. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amount will not drop below its face amount at maturity.

In exchange for the inflation protection, TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for Federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.

CASH EQUIVALENTS (ALL FUNDS)

Each Fund may invest a portion of its assets in short-term debt securities of corporations, governments or agencies and banks and finance companies which may be denominated in U.S. or non-U.S. currencies (except for the UBS Prime Relationship Fund and the UBS U.S. Securitized Mortgage Relationship Fund, which may invest only in U.S. dollar denominated securities, and the UBS U.S. Treasury Inflation Protected Securities Relationship Fund, which may invest only in U.S. dollar denominated securities and Eurodollar securities). When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents up to a maximum exposure of 100% of the Fund's assets. A Fund's investment in temporary defensive investments may affect the Fund's ability to attain its investment objective.

The short-term debt securities in which a Fund may invest include demand notes, bank instruments, commercial paper and floating rate instruments. Demand notes are securities issued with a maturity date but callable for repayment by the lender or the borrower at a predetermined interval. Bank instruments in which the Fund may invest include bank loan participations, bank holding company commercial paper, deposits, bank notes and other bank related securities. Bank loan participations are loans sold by lending banks to investors. Bank holding company commercial paper is a form of short-term promissory note which is a direct obligation of a bank holding company. Deposits are obligations of a bank or its branches. Corporate commercial paper is a form of short-term promissory note issued by corporations primarily to finance short-term credit needs. Rates vary according to the credit standing of the issuers and money market conditions. Floating rate instruments are obligations with various final maturities and interest rates that are tied to other assorted market indices. Each Fund will not invest more than 15% of the value of its net assets (except the UBS Prime Relationship Fund, which will not invest more than 10% of the value of its net assets) in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable.

Pursuant to an exemptive order (the "Cash Management Order") issued by the U.S. Securities and Exchange Commission (the "SEC" or the "Commission"), in lieu of investing directly in the cash and cash equivalents described above, each Fund may invest a portion of its assets in UBS Short-Term Realtionship Fund, a series of the Trust. Any investment by a Fund in the UBS Short-Term Relationship Fund would not be subject to the limitations imposed by the Investment Company Act on investments in other investment companies. See the discussion below under "Investment Company Securities" for a description of these limitations.

Under the terms of a second exemptive order issued by the Commission, certain Funds may invest cash in a series of UBS Supplementary Trust (formerly known as the Brinson Supplementary Trust) (the "Supplementary Trust Series"):

     (a)  held for temporary defensive purposes;
     (b)  not invested pending investment in securities;
     (c) that is set aside to cover an obligation or commitment of the Funds to purchase securities or other assets at a later date;
     (d) to be invested on a strategic management basis ((a)-(d) are herein referred to as "Uninvested Cash"); and
     (e) collateral that the Funds receive from the borrowers of their portfolio securities in connection with the Funds' securities lending program.

UBS Supplementary Trust is a privately offered investment pool that has retained the Advisor to manage the Supplementary Trust Series' investments. The Trustees of the Trust also serve as trustees of UBS Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. A Fund's investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Fund's total assets. The UBS Prime Relationship Fund may invest all of its assets in the Supplementary Trust-U.S. Cash Management Prime Fund series of the UBS Supplementary Trust.

NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES (EACH FUND EXCEPT UBS SHORT-TERM RELATIONSHIP FUND, UBS SHORT DURATION RELATIONSHIP FUND, UBS ENHANCED YIELD RELATIONSHIP FUND, UBS U.S. TREASURY INFLATION PROTECTED SECURITIES RELATIONSHIP FUND AND THE UBS PRIME RELATIONSHIP
FUND)

Certain Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration.

RULE 144A AND ILLIQUID SECURITIES (ALL FUNDS)

Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. Some examples of illiquid securities are (i) securities purchased under Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "Securities Act"), (ii) over-the-counter options, and (iii) certain interest rate swaps. While maintaining oversight, the Board of Trustees (the "Board") has delegated to the Advisor the day-to-day function of determining whether or not Rule 144A Securities are liquid for purposes of each Fund's limitation on investments in illiquid assets. The Board has instructed the Advisor to consider the following factors in determining the liquidity of a Rule 144A Security:

     (a)  the frequency of trades and trading volume for the security;
     (b) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers;
     (c)  whether at least two dealers are making a market in the security; and
     (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Although it has delegated the day-to-day liquidity determination to the Advisor, the Board will continue to monitor and will periodically review the Advisor's selection of Rule 144A Securities, as well as the Advisor's determination as to their liquidity.

If the Advisor determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's applicable 15% limit (or 10% limit, in the case of the UBS Prime Relationship Fund) on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation. This may include disposing of illiquid assets, including illiquid Rule 144A Securities.

Rule 144A Securities are traded among qualified institutional buyers. Investing in Rule 144A Securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets (and no more than 10% of the UBS Prime Relationship Fund's net assets) invested in illiquid securities.

Each Fund will limit investments in securities that may not be sold to the public without registration under the Securities Act ("restricted securities") to no more than 15% of each Fund's net assets (and no more than 10% of the UBS Prime Relationship Fund's net assets), excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Board.

INVESTMENT COMPANY SECURITIES (ALL FUNDS)

The Funds may invest in securities issued by open-end and closed-end investment companies. Under Section 12(d)(1) of the Investment Company Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to: (i) no more than 3% of the total voting stock of any one such investment company, (ii) no more than 5% of the Fund's net assets invested in any one such investment company, and (iii) no more than 10% of the Fund's net assets invested in other investment companies in the aggregate. Investments in the securities of other investment companies may involve duplication of certain fees and expenses.

The Trust has received an exemptive order from the Commission which permits each Fund to invest its assets in securities of other series offered by the Trust. A Fund will invest in such series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investment in a series of the Trust as opposed to investment directly in individual securities. Investments by the Fund in another series of the Trust may involve transaction costs, but not duplication of other fees and expenses because the Advisor and other service providers will waive fees or reimburse expenses to avoid such duplication.

A Fund's investments in any other series of the Trust, each of which invests primarily in one asset class (a "Core Series"), will not be subject to the percentage limitations described above. To the extent that a Fund invests in the Trust's other series ("Other Series") and particular open-end investment companies other than the Core Series, the Fund will be subject to the percentage limitations described above and the Fund's investments in such other investment companies will be aggregated with its investments in the Other Series for purposes of these limitations.


FOREIGN AND EMERGING MARKET INVESTMENTS (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS GLOBAL BOND RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS HIGH YIELD RELATIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)


Certain Funds may invest in securities of foreign issuers that are not publicly traded in the United States, and of governmental and supranational entities (entities established or financially supported by national governments of two or more countries to promote reconstruction or development). Certain Funds may also invest in debt securities in which the return is derived primarily from other emerging market instruments.

RISKS OF INVESTING IN FOREIGN SECURITIES. Investing in foreign issuers involves risks, including those set forth in the Funds' Parts A, that are not typically associated with investing in U.S. issuers. There is generally less information available to the public about non-U.S. issuers and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Fund. Additionally, in some countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Fund, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Advisor will take these factors into consideration in managing the Fund's investments. Each Fund reserves the right to invest a substantial portion of its assets in one or more countries if economic and business conditions warrant such investments.

The securities of foreign issuers are frequently denominated in foreign currencies, and the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The U.S. dollar market value of a Fund's investments and of dividends and interest earned by the Fund may be significantly affected by changes in currency exchange rates. The Funds may, but are not required to, enter into forward foreign currency exchange contracts, futures, options or swaps in order to hedge, or enhance returns from, portfolio holdings and commitments against changes in currency rates. Although a Fund may attempt to manage currency exchange rate risk, there is no assurance that the Fund will do so at an appropriate time or that it will be able to predict exchange rates accurately.

In the past, there has been and there may be again, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Funds. Payment of such interest equalization tax, if imposed, would reduce the Funds' rates of return on investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Funds by U.S. issuers.

RISKS OF INVESTING IN EMERGING MARKETS. The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment.

The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner.

The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.


RUSSIAN SECURITIES TRANSACTIONS (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS U.S. CORE PLUS RELATIONSHIP FUND AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)


Certain Funds may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Investment Company Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning a Fund's investments in Russian securities. Among these procedures is a requirement that a Fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a Fund would otherwise make.

BRADY BONDS (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS GLOBAL BOND RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS U.S. CORE PLUS RELATIONSHIP FUND, UBS HIGH YIELD RELATIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)


Certain Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay, Panama, Peru and Venezuela. Brady Bonds do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. The Funds will only invest in dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, and are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which a Fund invests will not be subject to restructuring or to requests for a new credit arrangement which may cause the Fund to suffer a loss of interest or principal in any of its holdings.


STRUCTURED SECURITIES (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS GLOBAL BOND RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS U.S. CORE PLUS RELATIONSHIP FUND, UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND, UBS HIGH YIELD RELATIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND, UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)


Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, a Fund's investments in Structured Securities will be limited by the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.


CURRENCY MANAGEMENT (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS GLOBAL BOND RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS U.S. CORE PLUS RELATIONSHIP FUND, UBS U.S. BOND RELATIONSHIP FUND, UBS SHORT-TERM RELATIONSHIP FUND, UBS HIGH YIELD RELATIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)


To manage exposure to currency fluctuations, a Fund may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and purchase securities indexed to currency baskets. A Fund may also, but is not required to, use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require a Fund to segregate liquid assets in accordance with Commission positions to cover its obligations.


EURODOLLAR SECURITIES (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS GLOBAL BOND RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS U.S. CORE PLUS RELATIONSHIP FUND, UBS U.S. BOND RELATIONSHIP FUND, UBS SHORT-TERM RELATIONSHIP FUND, UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND, UBS SHORT DURATION RELATIONSHIP FUND, UBS ENHANCED YIELD RELATIONSHIP FUND, UBS U.S. TREASURY INFLATION PROTECTED SECURITIES RELATIONSHIP FUND, THE UBS PRIME RELATIONSHIP FUND, UBS HIGH YIELD RELATIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND, UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)


Certain Funds may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.


ZERO COUPON AND DELAYED INTEREST SECURITIES (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS GLOBAL BOND RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS U.S. CORE PLUS RELATIONSHIP FUND, UBS U.S. BOND RELATIONSHIP FUND, UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND, UBS SHORT-TERM RELATIONSHIP FUND, UBS SHORT DURATION RELATIONSHIP FUND, UBS ENHANCED YIELD RELATIONSHIP FUND, UBS U.S. TREASURY INFLATION PROTECTED SECURITIES REALTIONSHIP FUND, UBS PRIME RELATIONSHIP FUND, UBS HIGH YIELD REALTIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND, UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)


Certain Funds may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and value at maturity. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit quality that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon or delayed interest security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount) that accrues that year, even though the holder receives no cash payments of interest during the year.

Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and unmatured interest coupons and receipts for underlying principal ("coupons") of U.S. Treasury securities, which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and Certificate of Accrual on Treasuries ("CATs"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The staff of the Commission does not consider such privately stripped obligations to be U.S. government securities, as defined in the Investment Company Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury securities have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for federal tax purposes.

PAY-IN-KIND BONDS (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS GLOBAL BOND RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS U.S. CORE PLUS RELATIONSHIP FUND, UBS U.S. BOND RELATIONSHIP FUND, UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND, UBS SHORT DURATION RELATIONSHIP FUND, UBS ENHANCED YIELD RELATIONSHIP FUND, UBS U.S. TREASURY INFLATION PROTECTED SECURITIES RELATIONSHIP FUND, THE UBS PRIME RELATIONSHIP FUND, UBS HIGH YIELD RELATIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND, UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)


Certain Funds may invest in pay-in-kind bonds. Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.


MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS GLOBAL BOND RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS U.S. CORE PLUS RELATIONSHIP FUND, UBS U.S. BOND RELATIONSHIP FUND, UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND, UBS SHORT-TERM RELATIONSHIP FUND, UBS SHORT DURATION RELATIONSHIP FUND, UBS ENHANCED YIELD RELATIONSHIP FUND, UBS U.S. TREASURY INFLATION PROTECTED SECURITIES RELATIONSHIP FUND, THE UBS PRIME RELATIONSHIP FUND, UBS HIGH YIELD RELATIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND, UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)


Certain Funds may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by GNMA is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of the Funds' shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs.

Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the issuer's right to borrow from the U.S. Treasury; while others such as those issued by Fannie Mae, are supported only by the credit of the issuer. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments.

Unscheduled or early payments on the underlying mortgage may shorten the securities' effective maturities and reduce returns. The Funds may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund, because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS GLOBAL BOND RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS U.S. CORE PLUS RELATIONSHIP FUND, UBS U.S. BOND RELATIONSHIP FUND, UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND, UBS SHORT-TERM RELATIONSHIP FUND, UBS SHORT DURATION RELATIONSHIP FUND, UBS ENHANCED YIELD RELATIONSHIP FUND, UBS U.S. TREASURY INFLATION PROTECTED SECURITIES RELATIONSHIP FUND, THE UBS PRIME RELATIONSHIP FUND, UBS HIGH YIELD RELATIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND, UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)


Certain Funds may invest in CMOs and REMICs. A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. The UBS U.S. Securitized Mortgage Relationship Fund may invest in CMO Floaters. A CMO Floater is a CMO where the coupon is reset each period at a specific spread over the London Interbank Offered Rate ("LIBOR") rate of interest.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

REMICs are similar to CMOs in that they issue multiple classes of securities. Most, if not all, newly issued debt securities backed by pools of real estate mortgages will be issued as regular and residual interests in REMICs because as of January 1, 1992, new CMOs which do not make REMIC elections will be treated as "taxable mortgage pools," a wholly undesirable tax result. Under certain transition rules, CMOs in existence on December 31, 1991 are unaffected by this change. The Funds will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Internal Revenue Code of 1986, as amended.

OTHER MORTGAGE-RELATED SECURITIES. Certain Funds may invest in other mortgage-related securities. The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with each Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

ASSET-BACKED SECURITIES (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS GLOBAL BOND RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS U.S. CORE PLUS RELATIONSHIP FUND, UBS U.S. BOND RELATIONSHIP FUND, UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND, UBS SHORT-TERM RELATIONSHIP FUND, UBS SHORT DURATION RELATIONSHIP FUND, UBS ENHANCED YIELD RELATIONSHIP FUND, UBS U.S. TREASURY INFLATION PROTECTED SECURITIES RELATIONSHIP FUND, THE UBS PRIME RELATIONSHIP FUND, UBS HIGH YIELD RELATIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND, UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)


Certain Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass through certificates" or "collateralized obligations." Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot adequately or in many cases, ever, be established.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issuance of asset-backed securities is generally based on historical credit information about the degree of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issuance of asset-backed securities.


WHEN-ISSUED SECURITIES (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS GLOBAL BOND RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS U.S. CORE PLUS RELATIONSHIP FUND, UBS U.S. BOND RELATIONSHIP FUND, UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND, UBS SHORT-TERM RELATIONSHIP FUND, UBS SHORT DURATION RELATIONSHIP FUND, UBS ENHANCED YIELD RELATIONSHIP FUND, UBS U.S. TREASURY INFLATION PROTECTED SECURITIES RELATIONSHIP FUND, THE UBS PRIME RELATIONSHIP FUND, UBS HIGH YIELD RELATIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND, UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)


Certain Funds may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. A Fund does not earn interest on such securities it has committed to purchase until they are paid for and delivered on the settlement date. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Funds will commit to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

REPURCHASE AGREEMENTS (ALL FUNDS)

Each Fund may enter into repurchase agreements with banks or broker-dealers. When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty.

As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by the Fund to the seller, secured by the securities transferred to the Fund. In accordance with the Investment Company Act, repurchase agreements will be fully collateralized, and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other securities which are not readily marketable (illiquid securities), would exceed 15% of the value of the net assets of such Fund (or would exceed 10% of the value of the net assets of UBS Prime Relationship Fund).

In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to a Fund would be dependent upon intervening fluctuations of the market value of, and the accrued interest on, the underlying security. Although a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of a Fund to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

REVERSE REPURCHASE AGREEMENTS (ALL FUNDS)

Each Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. The Funds retain record ownership and the right to receive interest and principal payments on the portfolio security involved. During the reverse repurchase period, the Fund continues to receive principal and interest payments on these securities. In connection with each reverse repurchase transaction, cash or other liquid assets will be designated for segregation in accordance with Commission positions in an amount equal to the repurchase price. Reverse repurchase agreements have the same risk characteristics as borrowing transactions of a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

BORROWING (ALL FUNDS)

All Funds are authorized to borrow money from time to time as a temporary measure for extraordinary purposes or to facilitate redemptions in amounts up to 33 1/3% of the value of each Fund's total assets. The Funds have no intention of increasing net income through borrowing. Any borrowing will be from a bank with the required asset coverage of at least 300%. In the event that such asset coverage falls below 300%, a Fund will, within three days thereafter (not including Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings will be at least 300%.

The use of borrowing by a Fund involves special risks that may not be associated with other portfolios having similar objectives. Since substantially all the assets of the Funds fluctuate in value while the interest obligations remain fixed, an increase or decrease of the asset value per share of a Fund will be greater than would be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities in order to meet interest or principal payments, or to satisfy restrictions on borrowings, at a time when investment considerations would otherwise not favor such sales.



LOANS OF PORTFOLIO SECURITIES (ALL FUNDS)

All Funds may lend portfolio securities to broker-dealers and financial institutions provided the following conditions are satisfied: (1) the loan is secured continuously by collateral in the form of cash or U.S. government securities marked-to-market daily and maintained in an amount at least equal to the current market value of the loaned securities; (2) after giving three business days' notice the applicable Fund may call the loan and receive the securities loaned; (3) the applicable Fund will receive any interest or dividends paid on the loaned securities; (4) the aggregate market value of securities loaned by the applicable Fund will not at any time exceed 33 1/3% of the total assets of such Fund; and (5) the Fund must pay only reasonable custodian fees in connection with the loan.

Collateral will consist of cash, U.S. government securities or other liquid assets permitted by the Commission. Loans of securities involve a risk that the borrower may fail to return the loaned securities or may fail to maintain the proper amount of collateral. Therefore, a Fund will enter into portfolio securities loans only after a review of all pertinent facts by the Advisor and the lending agent, subject to the overall supervision by the Board. Such reviews will be monitored on an ongoing basis. In addition, the lending agent is obligated to replace the loaned securities with a like amount of securities of the same issuer, class and denomination in the event the loaned securities are not returned by a borrower in accordance with the arrangements between the borrower and the lending agent. Creditworthiness of the borrower will be monitored on an ongoing basis by the Advisor or the lending agent. Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing cash subjects that investment to market risk (i.e., capital appreciation or depreciation).

LOAN PARTICIPATIONS AND ASSIGNMENTS (UBS GLOBAL SECURITIES RELATIONSHIP FUND, UBS GLOBAL BOND RELATIONSHIP FUND, UBS INTERNATIONAL EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND, UBS EMERGING MARKETS DEBT RELATIONSHIP FUND, UBS U.S. CORE PLUS RELATIONSHIP FUND, UBS SHORT-TERM RELATIONSHIP FUND, UBS HIGH YIELD RELATIONSHIP FUND, UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND, UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND
AND UBS OPPORTUNISTIC EMERGING MARKETS DEBT RELATIONSHIP FUND)


Certain Funds may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Fund's investment in Loans is expected in most instances to be in the form of participations in loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Advisor to be creditworthy. When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Because there may be no liquid market for Participations and Assignments, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. To the extent that a Fund cannot dispose of a Participation or Assignment in the ordinary course of business within seven days at approximately the value at which it has valued the Participation or Assignment, it will treat the Participation or Assignment as illiquid and subject to its overall limit on illiquid investments of 15% of its net assets.

VARIABLE AMOUNT MASTER DEMAND NOTES AND FUNDING AGREEMENTS

The UBS Short-Term Relationship Fund may invest in variable amount master demand notes and funding agreements, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and an issuer, such as a bank, broker or insurance company. The principal amount of these instruments may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. Master demand notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated. Funding agreements may or may not be payable on demand (subject to any applicable advance notice provisions).

OTHER INVESTMENT VEHICLES AVAILABLE TO THE FUNDS

The Board may, in the future, authorize a Fund to invest in securities other than those listed in Parts A or Part B of this Registration Statement, provided such investment would be consistent with the applicable Fund's investment objective and would not violate any fundamental investment policies or restrictions applicable to such Fund. The investment policies described above, except for the discussion of percentage limitations with respect to portfolio lending transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the Investors.

INVESTMENT PRACTICES AVAILABLE TO THE FUNDS

Certain Funds may buy and sell put and call options and may attempt to manage the overall risk of portfolio investments through hedging strategies, enhance income, or replicate a fixed income return by using swaps, options, futures contracts and forward currency contracts. Hedging strategies may also be used in an attempt to manage the Funds'average durations, foreign currency exposures and other risks of the Funds' investments which can affect fluctuations in the Funds' net asset values. The Funds intend to use such investment practices at the discretion of the Advisor. A detailed discussion of these various investment practices, the limitations on the portion of the Funds' assets that may be used in connection with these investment practices and the risks associated with such investment practices is included in the Appendix A of this Part B.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

The Trust has filed a notice of eligibility for exclusion from the definition of "commodity pool operator" within the meaning provided in the Commodity Exchange Act ("CEA") and regulations promulgated thereunder by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Section 4.5 of the regulations under the CEA, which limits, in non-hedging situations, the extent to which the Funds can commit assets to initial margin deposits and options premiums.

INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund is subject to the investment restrictions set forth below adopted by the Board, which constitute fundamental policies and may not be changed, as to a Fund, without the approval of a majority of the outstanding voting shares of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.




Except as set forth in the Parts A, in this Part B or in an exception below, each Fund may not:

     (i) Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts. (this limitation does not apply to UBS U.S. Equity Relationship Fund and UBS International Equity Relationship Fund);

     (ii) Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts. (this limitation does not apply to UBS U.S. Equity Relationship Fund, UBS International Equity Relationship Fund and UBS U.S. Bond Relationship
          Fund);

    (iii) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions; or (c) making short sales of securities up to 10% of the Fund's net assets to the extent permitted by the Investment Company Act and any rule or order thereunder, or Commission staff interpretations thereof. (this limitation does not apply to UBS U.S. Equity Relationship Fund, UBS International Equity Relationship Fund, UBS High Yield Relationship Fund and UBS U.S. Bond Relationship Fund);

     (iv) Make loans to other persons, except (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. (this limitation does not apply to UBS U.S. Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS High Yield Relationship Fund);

     (v) Borrow money in excess of 33 1/3% of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. (this limitation does not apply to UBS U.S. Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS High Yield Relationship Fund);

     (vi) Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies). (this limitation does not apply to UBS International Equity Relationship
          Fund); and

    (vii) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares. (this limitation does not apply to UBS U.S. Equity Relationship Fund, UBS International Equity Relationship Fund and UBS High Yield Relationship Fund).

Except as set forth in the Parts A, in this Part B or in an exception below, the UBS U.S. Equity Relationship Fund, UBS International Equity Relationship Fund, and UBS U.S. Bond Relationship Fund, may not:

     (i) Invest in real estate or interests in real estate (provided that this will not prevent the Fund from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate). (this limitation does not apply to UBS U.S. Bond Relationship Fund);

     (ii) Invest in interests in oil, gas and/or mineral exploration or development programs or leases;

    (iii) Purchase or sell commodities or commodity contracts, except each Fund may enter into futures contracts and options thereon in accordance with this Registration Statement and may engage in forward foreign currency contracts and swaps;

     (iv) Make investments in securities for the purpose of exercising control over or management of the issuer. (this limitation does not apply to UBS U.S. Bond Relationship Fund);

     (v) Sell securities short, except "short sales against the box" or purchase securities on margin, and also except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

     (vi) Make loans, except that this restriction shall not prohibit: (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities; (b) the lending of portfolio securities; or (c) entry into repurchase agreements with banks or broker-dealers. (this limitation does not apply to UBS U.S. Bond Relationship Fund);

    (vii) Borrow money except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions and in no event in excess of 33 1/3% of the value of its total assets. All borrowings will be from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. UBS International Equity Relationship Fund will not purchase securities while borrowings exceed 5% of that Fund's total assets. (this limitation does not apply to UBS U.S. Bond Relationship Fund);

   (viii) Issue senior securities as defined in the Investment Company Act except that this restriction will not prevent the Funds from entering into repurchase agreements or reverse repurchase agreements, borrowing money in accordance with restriction (vii) above or purchasing when-issued, delayed delivery or similar securities;

     (ix) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by foreign governments or their political subdivisions, or by supranational organizations) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund. (this limitation does not apply to UBS U.S. Bond Relationship Fund);

     (x) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may technically be deemed to be an "underwriter" as that term is defined in the Securities Act, in selling a portfolio security. (this limitation does not apply to UBS U.S. Bond Relationship Fund); and

     (xi) Invest in securities of any open-end or closed-end investment company, except in accordance with the Investment Company Act or any exemptive order therefrom obtained from the Commission which permits investment by a Fund in other funds or other investment companies or series thereof advised by the Advisor, and also may invest in the securities of closed-end investment companies at customary brokerage commission rates. (this limitation does not apply to UBS U.S. Bond Relationship
          Fund)

Except as set forth in the Parts A, in this Part B or in an exception below, the UBS U.S. Securitized Mortgage Relationship Fund and UBS High Yield Relationship Fund may not:

     (i) Sell securities short, except "short sales against the box" or purchase securities on margin, and also except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin. (this limitation does not apply to UBS High Yield Relationship Fund);

     (ii) Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Investment Company Act and any rule or order thereunder, or Commission staff interpretations thereof. (this limitation does not apply to UBS U.S. Securitized Mortgage Relationship Fund);

    (iii) Make loans to other persons, except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The UBS High Yield Relationship Fund may also make loans to affiliated investment companies to the extent permitted by the Investment Company Act or any exemptions therefrom that may be granted by the Commission;

     (iv) Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Investment Company Act, for temporary or emergency purposes from any person in an amount not exceeding 5% of its total assets, or to the extent permitted by any exemptions therefrom which may be granted by the Commission staff, but in any event all borrowings may not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed). (this limitation applies to UBS U.S. Securitized Mortgage Relationship Fund only);

     (v) Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Investment Company Act, or to the extent permitted by any exemptions therefrom which may be granted by the Commission staff, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed). (this limitation applies to UBS High Yield Relationship Fund only);

     (vi) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares. (this limitation does not apply to UBS U.S. Securitized Mortgage Relationship Fund)


         The following investment restriction applies to the DSI Enhanced S&P 500 Relationship Fund. The Fund may not: purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

CHANGE OF PRIMARY INVESTMENT STRATEGY

For the DSI Enhanced S&P 500 Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global Bond Relationship Fund, UBS International Equity Relationship Fund, UBS High Yield Relationship Fund, UBS U.S. Intermediate Cap Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Short-Term Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Equity Relationship Fund, UBS Short Duration Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, UBS Enhanced Yield Relationship Fund and UBS U.S. Securitized Mortgage Relationship Fund, the Trust will provide shareholders of a Fund with 60-days' advance written notice of any change in the Fund's investment policy, set forth in the Part A, that states that the Fund will invest at least 80% of its net assets in a particular type of investment. Such notice will conform to the requirements of Rule 35d-1(c) under the Investment Company Act.

ITEM 13.   MANAGEMENT OF THE TRUST.

         The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

         The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with UBS Global Asset Management (Americas) Inc., are listed below. The Fund Complex consists of the following four investment companies managed by the
Advisor: UBS Relationship Funds, The UBS Funds (formerly known as The Brinson Funds), UBS Supplementary Trust (formerly known as Brinson Supplementary Trust) and Fort Dearborn Income Securities, Inc. The Trustee listed below whose name is marked by an asterisk (*) is an "interested person" (as defined in the Investment Company Act) of the Trust by virtue of his affiliation with the Advisor (the "Interested Trustee"). The other three Trustees are referred to as the "Non-Interested Trustees."

                            NON-INTERESTED TRUSTEES

                                                                                   NUMBER OF
                                        TERM OF                                    PORTFOLIOS
                                       OFFICE AND                                   IN FUND
                          POSITION     LENGTH OF                                    COMPLEX
  NAME, ADDRESS &         HELD WITH      TIME          PRINICIPAL OCCUPATION(S)    OVERSEEN BY               OTHER DIRECTIONSHIPS
        AGE                 TRUST       SERVED           DURING PAST 5 YEARS         TRUSTEE                   HELD BY TRUSTEE
        ---                 -----       ------           -------------------         -------                   ---------------
Walter E. Auch             Trustee    Term of       Retired; prior thereto,        39 portfolios in      Trustee, Advisors Series
6001 N. 62nd Place                    Office is     Chairman and CEO of Chicago    two registered        Trust since 1997 (16
Paradise Valley, AZ                   the           Board of Options Exchange      investment            portfolios); Trustee,
85253                                 lifetime of   1979-1986; Trustee, The UBS    companies             Smith Barney Fund
                                      the Trust     Funds since May, 1994;         advised by the        Complex since 1992 (27
Age: 81                                             Trustee, UBS Supplementary     Advisor.              portfolios); Trustee,
                                      Length of     Trust since 1997.                                    Banyan Strategic Realty
                                      Time                                                               Trust since 1988;
                                      Served:                                                            Director, Express
                                      Since 1994                                                         America Holdings Corp.
                                                                                                         since 1992; Director,
                                                                                                         Semele Group, Inc. since
                                                                                                         1987; and Trustee,
                                                                                                         Nicholas Applegate
                                                                                                         Institutional Funds
                                                                                                         since 1992 (19
                                                                                                         portfolios).

                                     B-27

                                                                                   NUMBER OF
                                        TERM OF                                    PORTFOLIOS
                                       OFFICE AND                                   IN FUND
                          POSITION     LENGTH OF                                    COMPLEX
  NAME, ADDRESS &         HELD WITH      TIME          PRINICIPAL OCCUPATION(S)    OVERSEEN BY       OTHER DIRECTIONSHIPS
        AGE                 TRUST       SERVED           DURING PAST 5 YEARS         TRUSTEE            HELD BY TRUSTEE
        ---                 -----       ------           -------------------         -------            ---------------
Frank K. Reilly           Chairman    Term of       Professor, University of       40 portfolios in   Director, Discover Bank
College of Business          and      Office is     Notre Dame since 1982;         three registered   since 1993; Director,
Administration             Trustee    the           Trustee, The UBS Funds         investment         Morgan Stanley Trust,
University of                         lifetime of   since 1993; Trustee, UBS       companies          FSB since 1996; and
Notre Dame                            the Trust     Supplementary Trust since      advised by the     Director, NIBCO, Inc.
Notre Dame, IN                                      1997; Director, Fort           Advisor.           since 1993.
46556-0399                            Length of     Dearborn Income Securities,
                                      Time          Inc. since 1993; and
Age: 66                               Served:       Director, Battery Park
                                      Since 1994    Funds, Inc. 1995-2001.

Edward M. Roob             Trustee    Term of       Retired; prior thereto,        40 portfolios in   Director, CCM Fund
841 Woodbine Lane                     Office is     Senior Vice President,         three registered   Complex since 2001
Northbrook, IL  60002                 the           Daiwa Securities America       investment         (9 portfolios).
                                      lifetime of   Inc. 1986-1993; Trustee,       companies
Age: 67                               the Trust     The UBS Funds since 1995;      advised by the
                                                    Trustee, UBS Supplementary     Advisor.
                                      Length of     Trust since 1997; Director,
                                      Time          Fort Dearborn Income
                                      Served:       Securities, Inc. since
                                      Since 1994    1993; Director, Brinson
                                                    Trust Company since 1993;
                                                    and Committee Member,
                                                    Chicago Stock Exchange
                                                    1993-1999.

                        INTERESTED TRUSTEES AND OFFICERS


                                                                                   NUMBER OF
                                        TERM OF                                    PORTFOLIOS
                                       OFFICE AND                                   IN FUND
                          POSITION     LENGTH OF                                    COMPLEX
  NAME, ADDRESS &         HELD WITH      TIME          PRINICIPAL OCCUPATION(S)    OVERSEEN BY        OTHER DIRECTIONSHIPS
        AGE                 TRUST       SERVED           DURING PAST 5 YEARS         TRUSTEE              HELD BY TRUSTEE
        ---                 -----       ------           -------------------         -------              ---------------
Brian M. Storms*         Trustee and  Term of       Chief Operating Officer        39 portfolios in            None
UBS Global Asset          President   Office as     since September 2001 and       two registered
Management (US) Inc.,                 Trustee is    President of UBS Global        investment
51 W. 52nd St.,                       the           Asset Management (US) Inc.     companies
New York, NY  10019                   lifetime of   since March 1999; Chief        advised by the
                                      the Trust     Executive Officer, UBS         Advisor.
Age: 47                                             Global Asset Management
                                      Length of     (US) Inc. 2000-2001;
                                      Time Served   President and Chief
                                      as Trustee:   Operating Officer of UBS
                                      Since 2001    Global Asset Management
                                                    (New York) Inc. since
                                      Term of       October 2001; President,
                                      Office as     Prudential Investments,
                                      Officer is    1996-1999; President,
                                      by            Prudential mutual fund,
                                      election of   annuity and managed money
                                      Trustees      businesses 1996-1998;
                                                    President and Trustee of
                                                    The UBS Funds and UBS
                                      Length of     Supplementary Trust since
                                      Time Served   2001; President of 22 other
                                      as Officer:   investment companies
                                      Since 2001    (consisting of 46
                                                    portfolios) for which UBS
                                                    Global Asset Management
                                                    (US) Inc., UBS Global Asset
                                                    Management (Americas) Inc.,
                                                    UBS PaineWebber or one of
                                                    their affiliates serves as
                                                    investment advisor,
                                                    sub-advisor or manager.

                                      B-29

                                                                                      NUMBER OF
                                        TERM OF                                       PORTFOLIOS
                                       OFFICE AND                                      IN FUND
                          POSITION     LENGTH OF                                       COMPLEX
  NAME, ADDRESS &         HELD WITH      TIME          PRINICIPAL OCCUPATION(S)       OVERSEEN BY     OTHER DIRECTIONSHIPS
        AGE                 TRUST       SERVED           DURING PAST 5 YEARS            TRUSTEE          HELD BY TRUSTEE
        ---                 -----       ------           -------------------            -------          ---------------
Amy R. Doberman          Vice         Term of       Managing Director and General          N/A             N/A
UBS Global Asset         President    Office as     Counsel, UBS Global Asset
Management (US) Inc.,    and          Officer is    Management (US) Inc. since 2000;
51 West 52nd Street,     Secretary    by            Vice President and Secretary of
New York, NY 10019-6114               election of   the Trust since 2001; Vice
                                      Trustees      President and Secretary, The UBS
Age: 40                                             Funds and  UBS Supplementary
                                                    Trust since 2001 (Vice President
                                      Length of     of UBS Supplementary Trust since
                                      Time Served   2002); General Counsel, Aeltus
                                      as Officer:   Investment Management, Inc.
                                      Since 2001    1997-2000; previously, Assistant
                                                    Chief Counsel, Division of
                                                    Investment Management, SEC; Vice
                                                    President and Secretary of 22
                                                    other investment companies
                                                    (consisting of 46 portfolios)
                                                    for which UBS Global Asset
                                                    Management (US) Inc., UBS Global
                                                    Asset Management (Americas)
                                                    Inc., UBS PaineWebber or one of
                                                    their affiliates serves as
                                                    investment advisor, sub-advisor
                                                    or manager.


                                      B-30

                                                                                      NUMBER OF
                                        TERM OF                                       PORTFOLIOS
                                       OFFICE AND                                      IN FUND
                          POSITION     LENGTH OF                                       COMPLEX
  NAME, ADDRESS &         HELD WITH      TIME          PRINICIPAL OCCUPATION(S)       OVERSEEN BY     OTHER DIRECTIONSHIPS
        AGE                 TRUST       SERVED           DURING PAST 5 YEARS            TRUSTEE          HELD BY TRUSTEE
        ---                 -----       ------           -------------------            -------          ---------------
Paul H. Schubert         Treasurer    Term of       Executive Director and Head           N/A              N/A
UBS Global Asset         and          Office as     of the Mutual Fund Finance
Management (US) Inc.,    Principal    Officer is    Department, UBS Global Asset
Newport Center III,      Accounting   by            Management (US) Inc. since 1997;
499 Washington Blvd.,    Officer      election of   First Vice President and Senior
14th Floor, Jersey                    Trustees      Manager of the Mutual Fund
City, NJ 07310-1998                                 Finance Department, UBS Global
                                                    Asset Management (US) Inc.
Age: 39                               Length of     1994-1997; Treasurer and
                                      Time Served   Principal Accounting Officer of
                                      as Officer:   the Trust, The UBS Funds and UBS
                                      Since 2001    Supplementary Trust since 2001;
                                                    Vice President and Treasurer
                                                    since 1997 of 22 other
                                                    investment companies
                                                    (consisting of 46
                                                    portfolios) for which UBS
                                                    Global Asset Management (US)
                                                    Inc., UBS Global Asset
                                                    Management (Americas) Inc.,
                                                    UBS PaineWebber or one of
                                                    their affiliates serves as
                                                    investment advisor,
                                                    sub-advisor or manager.

David E. Floyd           Assistant    Term of       Director, UBS Global Asset             N/A             N/A
UBS Global Asset         Secretary    Office as     Management (Americas) Inc. since
Management (Americas)                 Officer is    2000; Associate Director, UBS
Inc.                                  by            Global Asset Management
209 S. LaSalle St.,                   election of   (Americas) Inc. 1998-2000;
Chicago, IL 60604-1295                Trustees      Associate, UBS Global Asset
                                                    Management (Americas) Inc.
Age: 33                                             1994-1998; Trust Officer,
                                      Length of     Brinson Trust Company since
                                      Time Served   2000; Assistant Trust Officer,
                                      as Officer:   Brinson Trust Company 1998-2000;
                                      Since 1998    Assistant Secretary of the Trust
                                                    since 1998; Assistant
                                                    Secretary, The UBS Funds
                                                    since 1998; Assistant
                                                    Secretary, UBS Supplementary
                                                    Trust since 1998.


                                      B-31

                                                                                      NUMBER OF
                                        TERM OF                                       PORTFOLIOS
                                       OFFICE AND                                      IN FUND
                          POSITION     LENGTH OF                                       COMPLEX
  NAME, ADDRESS &         HELD WITH      TIME          PRINICIPAL OCCUPATION(S)       OVERSEEN BY     OTHER DIRECTIONSHIPS
        AGE                 TRUST       SERVED           DURING PAST 5 YEARS            TRUSTEE          HELD BY TRUSTEE
        ---                 -----       ------           -------------------            -------          ---------------
David M. Goldenberg      Vice         Term of       Executive Director and Deputy          N/A             N/A
UBS Global Asset         President    Office as     General Counsel, UBS Global
Management (US) Inc.,    and          Officer is    Asset Management (US) Inc. since
51 W. 52nd St.,          Assistant    by election   2002; Vice President and
New York, NY  10019      Secretary    of Trustees   Assistant Secretary of the Trust
Age: 35                                             since 2002; Vice President and
                                                    Assistant Secretary, The UBS
                                      Length of     Funds and UBS Supplementary
                                      Time Served   Trust since 2002; Director of
                                      as            Legal Affairs, Lazard Asset
                                      Officer:      Management 2000-2002; Global
                                      Since 2002    Director of Compliance, SSB Citi
                                                    Asset Management 1998-2000;
                                                    Assoc. General Counsel, Smith
                                                    Barney Asset Management
                                                    1996-1998; previously Branch
                                                    Chief and Senior Counsel of
                                                    SEC's Division of Investment
                                                    Management; Vice President and
                                                    Assistant Secretary of 24 other
                                                    investment companies (consisting
                                                    of 82 portfolios) for which UBS
                                                    Global Asset Management (US)
                                                    Inc., UBS Global Asset
                                                    Management (Americas) Inc., UBS
                                                    PaineWebber or one of their
                                                    affiliates serves as investment
                                                    advisor, sub-advisor or manager.

Mark F. Kemper           Assistant    Term of       Executive Director, UBS Global         N/A             N/A
UBS Global Asset         Secretary    Office as     Asset Management (Americas) Inc.
Management (Americas)                 Officer is    since 2001; Director, UBS Global
Inc.,                                 by            Asset Management (Americas) Inc.
209 S. LaSalle St.,                   election of   1997-2000; Partner, UBS Global
Chicago, IL 60604-1295                Trustees      Asset Management (Americas) Inc.
                                                    1993-1996; Secretary, UBS Global
Age: 44                                             Asset Management (Americas) Inc.
                                      Length of     since 1999; Assistant Secretary,
                                      Time Served   UBS Global Asset Management
                                      as Officer:   (Americas) Inc. 1993-1999;
                                      Since 1999    Assistant Secretary, Brinson
                                                    Trust Company since 1993;
                                                    Secretary, UBS Global Asset
                                                    Management (New York) Inc. since
                                                    1998; Assistant Secretary,
                                                    Brinson Holdings, Inc.
                                                    1993-1998; Assistant Secretary
                                                    of the Trust since 1999;
                                                    Assistant Secretary, The UBS
                                                    Funds since 1999; Assistant
                                                    Secretary, UBS Supplementary
                                                    Trust since 1999.


                                      B-32

                                                                                      NUMBER OF
                                        TERM OF                                       PORTFOLIOS
                                       OFFICE AND                                      IN FUND
                          POSITION     LENGTH OF                                       COMPLEX
  NAME, ADDRESS &         HELD WITH      TIME          PRINICIPAL OCCUPATION(S)       OVERSEEN BY     OTHER DIRECTIONSHIPS
        AGE                 TRUST       SERVED           DURING PAST 5 YEARS            TRUSTEE          HELD BY TRUSTEE
        ---                 -----       ------           -------------------            -------          ---------------
Joseph T. Malone         Assistant    Term of       Director and a Senior Manager of       N/A             N/A
UBS Global Asset         Treasurer    Office as     the Mutual Fund Finance
Management (US) Inc.,                 Officer is    Department, UBS Global Asset
Newport Center III,                   by            Management (US) Inc. since June
499 Washington Blvd.,                 election of   2001; Controller, AEA Investors
14th Floor, Jersey                    Trustees      Inc. 2000-2001; Manager,
City, NJ 07310-1998.                                Investment Management Services
                                                    Department,
Age: 34                               Length of     Pricewaterhouse-Coopers LLC.
                                      Time Served   1998-2000; Vice President,
                                      as Officer:   Mutual Fund Services Group,
                                      Since 2001    Bankers Trust & Co. prior to
                                                    1998; Assistant Treasurer of
                                                    three investment companies for
                                                    which UBS Global Asset
                                                    Management (Americas) Inc., UBS
                                                    Global Asset Management (US)
                                                    Inc., UBS PaineWebber or one of
                                                    their affiliates serves as
                                                    investment advisor, sub-advisor
                                                    or manager.


The Trustees, as of December 31, 2001, beneficially owned the following equity securities of the Trust and, on an aggregated basis, equity securities in any registered investment companies overseen by the Trustee within the same Fund
Complex:

                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                 DOLLAR RANGE OF EQUITY       REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
      NAME OF TRUSTEE            SECURITIES IN THE TRUST                  FAMILY OF INVESTMENT COMPANIES
NON-INTERESTED TRUSTEES          -----------------------                  ------------------------------
-----------------------
Walter E. Auch                            None                                   $10,001 - $50,000

Frank K. Reilly                           None                                     Over $100,000

Edward M. Roob                            None                                     Over $100,000
    INTERESTED TRUSTEE
    ------------------
Brian M. Storms                           None                                         None

                               COMPENSATION TABLE

                                          AGGREGATE               PENSION OR                 TOTAL
                                        COMPENSATION              RETIREMENT             COMPENSATION
                                     FROM THE TRUST FOR        BENEFITS ACCRUED       FROM THE TRUST AND
                                      FISCAL YEAR ENDED        AS PART OF FUND           FUND COMPLEX
   NAME AND POSITION HELD             DECEMBER 31, 2001            EXPENSES           PAID TO TRUSTEES(1)
   ----------------------             -----------------            --------           -------------------
Walter E. Auch, Trustee                     $21,000                   N/A                   $50,100
Frank K. Reilly, Trustee                    $21,300                   N/A                   $62,700
Edward M. Roob, Trustee                     $21,300                   N/A                   $62,700

(1) This amount represents the aggregate amount of compensation paid to the Trustees for: (a) service on the Board for the Trust's fiscal year ended December 31, 2001; and (b) service on the Board of Directors/Trustees of three other investment companies managed by the Advisor for the calendar year ending December 31, 2001.

The amount of the Trust's shares owned by the Trustees and officers is less than 1% of the Trust's issued and outstanding shares. No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Funds for services to the Funds. The Trust pays each Trustee who is not affiliated with the Advisor a fee of $6,000 per year, plus $300 per Fund per meeting and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel to and from and attendance at Board meetings.

Each of the Trustees, except Mr. Storms, sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) recommend the selection of the Trust's independent auditors; (ii) review and approve the scope of the independent auditors' audit activity; (iii) review the financial statements which are the subject of the independent auditors' certification; and
(iv) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. The Audit Committee met once during the fiscal year ended December 31, 2001. There are no separate Nominating or Investment Committees. Items pertaining to these Committees are submitted to the full Board.

ITEM 14.      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

As of June 19, 2002, the officers and Trustees, individually and as a group, owned beneficially less than 1% of the voting securities of each Fund.

As of June 19, 2002, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of each Fund listed below. (The Funds not listed below either had not commenced operations as of such date, or there was no person who owned of record or beneficially more than 5% of the Fund's outstanding voting shares.)

UBS GLOBAL SECURITIES RELATIONSHIP FUND


NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*UBS Global Asset Management Trust Co. - UBS Global                               38.17%
Securities Collective Fund
Chicago, IL

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
UBS Cayman Islands Ltd. for UBS                                                   11.70%
Brinson Global Frontier Port. Ltd.
Georgetown, Grand Cayman

UBS Cayman Islands Ltd. for UBS                                                    8.64%
Brinson Global Frontier Fund Ltd.
Georgetown, Grand Cayman

R & L Howard Trust                                                                 7.80%
Oceanside, CA

David B. Howard                                                                    6.14%
Leland, MI

The Bank of New York as Trustee                                                    5.32%
for Georgia Power
New York, NY


UBS U.S. EQUITY RELATIONSHIP FUND

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*Mary Hitchcock Memorial Hospital                                                 91.86%
Lebanon, NH


UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*District Board of Trustees of Miami                                              83.97%
Dade Community College
Miami, FL

Osteopathic Heritage Foundation                                                   16.03%
of Nelsonville
Columbus, OH


UBS U.S. VALUE EQUITY RELATIONSHIP FUND

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*UBS Global Asset Management Trust Co. - UBS U.S. Value                          89.77%
Equity Collective Fund
Chicago, IL

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
Strafe & Co FAO Indianapolis                                                     9.17%
Symphony Orchestra Fdn.
Westerville, OH


UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*UBS Global Asset Management Trust Co. - UBS U.S. Equity                          48.02%
Collective Fund
Chicago, IL

UBS Pension Fund                                                                  22.88%
Basel, Switzerland

Global Asset Management Trust Co. - UBS U.S. Small                                10.87%
Cap Equity Collective Fund
Chicago, IL

Global Asset Management Trust Co. - UBS Global                                    10.83%
Securities Relationship Fund
Chicago, IL


UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*Board of Regents of the                                                          34.21%
University of Wisconsin System
Madison, WI

Edna McConnell Clark Foundation                                                   23.57%
New York, NY

Ronald Family Trust B                                                             16.58%
Reno, NV

Baptist Health System Inc.                                                        15.09%
Birmingham, AL

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*UBS Global Asset Management Trust Co. - UBS Emerging                             52.94%
Markets Equity Collective Fund
Chicago, IL

UBS Global Asset Management Trust Co. - UBS Global                                17.96%
Securities Relationship Fund
Chicago, IL

UBS Global Asset Management Trust Co. - UBS Multi-Asset                           10.81%
Portfolio Collective Fund
Chicago, IL

Edna McConnell Clark Foundation                                                    5.34%
New York, NY


UBS  U.S. BOND RELATIONSHIP FUND

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*Howard Charitable Foundation                                                     63.17%
Longview, WA

*Nemours Foundation                                                               33.34%
Jacksonville, FL


UBS SHORT-TERM RELATIONSHIP FUND

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*Seguro de Depositos SA                                                           99.99%
Buenos Aires, Argentina


UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*Wilmington Trust Trustee for                                                     45.77%
The Brinson Partners Supplemental
Incentive Compensation Plan
Wilmington, DE

*UBS Global Asset Management Trust Co. - UBS U.S. Cash                            44.47%
Management Prime Collective Fund
Chicago, IL

UBS HIGH YIELD RELATIONSHIP FUND

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*UBS Global Asset Management Trust Co. - UBS U.S. High                            34.44%
Yield Bond Collective Fund
Chicago, IL

Telias Pensionsstiftelse 2                                                        22.52%
Farsta, Switzerland

UBS Relationship Funds                                                            18.83%
UBS Global Securities Relationship Fund
Chicago, IL

UBS Global Asset Management Trust Co. - UBS Multi-Asset                           11.04%
Portfolio Collective Fund
Chicago, IL


UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*LGT Capital Invest SC2 Limited                                                   51.74%
Liechtenstein

UBS Global Asset Management Trust Co. - UBS Global                                11.71%
Securities Relationship Fund
Chicago, IL

Telias Pensionsstiftelse 2                                                        11.43%
Farsta, Sweden

UBS Global Asset Management Trust Co. - UBS Multi-Asset                            7.73%
Portfolio Collective Fund
Chicago, IL

UBS Global Asset Management Trust Co. - UBS Emerging                               7.20%
Markets Bond Collective Fund
Chicago, IL

Progress Energy                                                                    5.46%
Supplemental Retirement Plan
Raleigh, NC

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*UBS Global Asset Management Trust Co. - UBS Securitized                          82.48%
U.S. Mortgage Collective Fund
Chicago, IL

Calouste Gulbenkian Foundation                                                    14.74%
London, England


UBS DEFENSIVE HIGH YIELD RELATIONSHIP FUND

NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
*CMC Holding Delaware Inc.                                                          100%
Newark, DE


* Person deemed to control the Fund under the provisions of the Investment Company Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Fund.

As of June 19, 2002, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Trust:


NAME & ADDRESS OF BENEFICIAL AND RECORD OWNERS                                  PERCENTAGE
----------------------------------------------                                  ----------
**Wilmington Trust Trustee for                                                    35.62%
The Brinson Partners Supplemental
Incentive Compensation Plan
Wilmington, DE

**UBS Global Asset Management Trust Co. - UBS U.S. Cash                           34.61%
Management Prime Collective Fund
Chicago, IL


**Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Investment Company Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or a particular Fund.

ITEM 15.      INVESTMENT ADVISORY AND OTHER SERVICES.

INVESTMENT ADVISOR

UBS Global Asset Management (Americas) Inc. manages the assets of the Trust pursuant to the Advisory Agreements with the Trust. The Advisor is an investment management firm managing approximately $39 billion as of March 31, 2002, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division which had approximately $402 billion in assets under management as of March 31, 2002. The Advisor also serves as the investment advisor or sub-advisor to three other investment companies: The UBS Funds, Fort Dearborn Income Securities, Inc. and The Vision Group of Funds.

Under the Advisory Agreements, the Advisor is responsible for the management of the investment and reinvestment of the assets of each Fund, subject to the control of the Trust's officers and the Board. The Advisor receives no fees from the Funds or the Trust for providing investment advisory services and the Advisor is responsible for paying the Advisor's own expenses.

The Advisory Agreements provide that they will terminate in the event of their assignment (as defined in the Investment Company Act) and that they may be terminated by the Trust (by the Board or vote of a majority of the outstanding voting shares of the Trust) or the Advisor upon 60 days' written notice, without payment of any penalty. The Advisory Agreements provide that they will continue in effect for a period of more than two years from their execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


At the March 18, 2002 meeting of the Trust's Board of Trustees, the Trustees considered and approved the continuation, for a period of one-year, of the Investment Advisory Agreements between the Trust and the Advisor, and the Investment Sub-Advisory Agreement with UBS Global Asset Management (New York) Inc. (the "High Yield Sub-Advisor") on behalf of UBS High Yield Relationship Fund (the Investment Advisory Agreements and the Investment Sub-Advisory Agreement are together the "Advisory Agreements," and the "Advisor," for purpose of this section, includes UBS New York). In considering the continuance of the Advisory Agreements, the Trustees analyzed the nature, quality and scope of the Advisor's and the High Yield Sub-Advisor's services, the revenues received and expenses incurred (actual and projected) by the Advisor and the High Yield Sub-Advisor in performing the services required under the Advisory Agreements and the cost allocation methods used in calculating such expenses. The Trustees also reviewed the Advisor's and the High Yield Sub-Advisor's profitability in managing the Funds; possible economies of scale to the Advisor; and the ability of the Advisor to continue to perform the services contemplated under the Advisory Agreements.

The Trustees also evaluated: (i) the performance of the Funds, (ii) the relevant investment advisory personnel at the Advisor, and the Advisor's in-house research capabilities, as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment advisory clients, and (iii) compliance with each Fund's investment restrictions, relevant tax and reporting requirements, procedures of the Advisor with respect to possible conflicts of interest, including the Advisor's code of ethics, trade allocation procedures for its various investment advisory clients, and best execution procedures.

The Trustees gave substantial consideration to the fact that the Advisor is not compensated by the Funds under the Advisory Agreements. In this regard, the Trustees evaluated the Advisor's profitability with respect to the Funds, including consideration of so-called "fallout benefits" to the Advisor or its affiliates, such as, for example, value derived from serving as investment advisor to the Funds, and the research services available to the Advisor by reason of brokerage commissions from other funds. Based on these considerations and the overall high-quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Advisor, the Trustees concluded that while no advisory fees are paid under the Advisory Agreements, the scope and quality of the Advisor's services to the Funds were consistent with the Fund's operational requirements and sufficient to approve the continuance of the Advisory Agreements between the Trust and the Advisor.

At the August 28, 2001 and December 13, 2001 meetings of the Trust's Board of Trustees, upon the recommendation of the Advisor, the Trustees considered and approved the submission to shareholders of a proposal to terminate the current Investment Advisory Agreement and approve a new Investment Advisory Agreement for UBS Emerging Markets Debt Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Equity Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS Global Securities Relationship Fund, and UBS Short-Term Relationship Fund. The new Investment Advisory Agreement permits the Advisor to utilize the services of investment advisory personnel of its affiliates located around the world, and permits the Advisor to engage, at its own expense, the services of investment sub-advisors to assist in managing a Fund's assets. At a shareholder meeting held on June 28, 2002, shareholders of each of the above-referenced Funds (except UBS International Equity Relationship Fund and UBS U.S. Equity Relationship Fund) approved the new Investment Advisory Agreement. The new Investment Advisory Agreement became effective on July 1, 2002 and is substantially similar to the previous Investment Advisory Agreement in all material respects except as discussed in this paragraph.

Therefore, Advisory Agreements for the Funds, except for the UBS
International Equity Relationship Fund, UBS U.S. Equity Relationship Fund and UBS Prime Relationship Fund, permit the Advisor to utilize services provided by foreign affiliates of UBS, as well as, engage the services of sub-advisors to assist in managing the Funds' assets.


SUB-ADVISORS

As discussed below, the Advisor has engaged sub-advisors to assist with investment recommendations, asset allocation advice, research and other investment services, subject to the direction of the Trust's Board and officers. Under the direction of the Advisor, the sub-advisors are responsible for managing the investment and reinvestment of that portion of a Fund's portfolio that the Advisor designates from time to time.

Effective October 30, 2000, the Advisor entered into a sub-advisory agreement with UBS Global Asset Management (New York) Inc. (formerly known as Brinson Partners (NY), Inc.), 10 East 50th Street, New York, New York. UBS Global Asset Management (New York) Inc. is an affiliate of the Advisor. UBS Global Asset Management (New York) Inc. serves as sub-advisor to the UBS Defensive High Yield Relationship Fund and UBS High Yield Relationship Fund. Effective August 28, 2001, the Advisor entered into a sub-advisory agreement with DSI International Management, Inc., ("DSI"), 301 Merritt 7, Norwalk, Connecticut. DSI is a wholly-owned asset management subsidiary of UBS Global Asset Management (US) Inc. (formerly known as Brinson Advisors, Inc.), which is a wholly-owned indirect subsidiary of UBS. DSI serves as sub-advisor to the DSI Enhanced S&P 500 Relationship Fund.

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

The Trust, on behalf of each Fund, has entered into a Multiple Services Agreement (the "Services Agreement") with J.P. Morgan Chase Bank, 270 Park Avenue, New York, New York 10017 ("Chase"), pursuant to which Chase provides general administrative, accounting, portfolio valuation, transfer agency and custodian services to each Fund.

Chase provides custodian services for the securities, cash and other assets of each Fund. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made.

As authorized under the Services Agreement, Chase has entered into a Mutual Funds Service Agreement (the "J.P. Morgan Agreement") with J.P. Morgan Investor Services Co. ("J.P. Morgan"), a corporate affiliate of Chase, under which J.P. Morgan provides administrative, accounting, portfolio valuation, and transfer agency services to each Fund. J.P. Morgan's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of the Trust, Chase supervises and monitors such services provided by J.P. Morgan.

Pursuant to the J.P. Morgan Agreement, J.P. Morgan provides:

      (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to Investors, registration statements and other documents; and responding to Investor inquiries;

      (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

      (3) transfer agency services, including the maintenance of each Investor's account records, responding to Investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions.

For its administrative, accounting, portfolio valuation, transfer agency and custodian services, Chase receives the following as compensation from the Trust on an annual basis: 0.0025% of the average weekly U.S. net assets of the Trust; 0.06% of the average weekly non-U.S. net assets of the Trust; 0.325% of the average weekly emerging markets net equity assets of the Trust; and 0.019% of the average weekly emerging markets debt net assets of the Trust. Chase receives an additional fee of 0.075% of the average weekly net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any Fund into any other fund sponsored or managed by the Advisor and assets of a Fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by Chase and any third party service provider in providing such services. Pursuant to the J.P. Morgan Agreement, Chase pays J.P. Morgan for the services J.P. Morgan provides to Chase in fulfilling its obligations under the Services Agreement.

Aggregate fees paid to Chase for the fiscal years ended December 31, 1999, 2000 and 2001, for administration, accounting, portfolio valuation and transfer agency services under the Services Agreement were as follows:

FUND                                                          1999                2000                2001
----                                                     ---------------   -----------------   -----------------
UBS Global Securities Realtionship Fund                      $280,498            $123,622            $61,909
UBS U.S. Small Cap Equity Relationship Fund                        $0                  $0                 $0
UBS High Yield Relationship Fund                                   $0                  $0                 $0
UBS Emerging Markets Equity Relationship Fund                $249,233            $250,266           $190,978
UBS Emerging Markets Debt Relationship Fund                  $314,108            $170,948           $135,355
UBS U.S. Equity Relationship Fund                                  $0                  $0                 $0
UBS U.S. Cash Management Prime Relationship Fund                   $0                  $0                 $0
UBS U.S. Value Equity Relationship Fund                            $0                  $0                 $0
UBS International Equity Relationship Fund                         $0                  $0                 $0
UBS Short Duration Relationship Fund                               $0                  $0                 $0
UBS Short-Term Relationship Fund                                   $0                  $0                 $0
UBS U.S. Large Cap Equity Relationship Fund                        $0                  $0                 $0
UBS U.S. Securitized Mortgage Relationship Fund                    $0                  $0            $98,410
UBS U.S. Bond Relationship Fund                                    $0                  $0                 $0
                                                             --------            --------           --------

Total                                                        $843,839            $547,836           $486,652

INDEPENDENT AUDITORS

Ernst & Young LLP, New York, New York, is the independent accounting and auditing firm of the Trust.

EXPENSES

Each Fund will be responsible for all of its own expenses other than those borne by the Advisor pursuant to the Advisory Agreements and organizational expenses. Such expenses may include, but are not limited to, legal expenses, audit fees, printing costs (e.g., cost of printing annual reports and semi-annual reports which are distributed to existing Investors), brokerage commissions, fees and expenses of J.P. Morgan and the expenses of obtaining quotations of portfolio securities and of pricing the Fund's shares. General expenses which are not associated directly with any particular series of the Trust (e.g., insurance premiums, Trustees' fees, expenses of maintaining the Trust's legal existence and of Investors' meetings and fees and expenses of industry organizations) are allocated among the various Funds of the Trust based upon their relative net assets.

The Advisor has agreed to pay the amount, if any, by which the total operating expenses of a Fund for any fiscal year exceed the percentages shown below for each Fund's average net assets. The Advisor, however, may discontinue this expense limitation at any time in its sole discretion.

                                                                               LIMITATION ON TOTAL OPERATING
                                                                                EXPENSES AS A PERCENTAGE OF
FUND                                                                                 AVERAGE NET ASSETS
----                                                                                 ------------------
UBS Global Securities Relationship Fund                                                     0.05%
UBS U.S. Small Cap Equity Relationship Fund                                                 0.00%
UBS High Yield Relationship Fund                                                            0.00%
UBS Defensive High Yield Relationship Fund                                                  0.01%
UBS Emerging Markets Equity Relationship Fund                                               0.50%
UBS Emerging Markets Debt Relationship Fund                                                 0.50%
UBS U.S. Equity Relationship Fund                                                           0.01%
UBS U.S. Cash Management Prime Relationship Fund                                            0.01%
UBS U.S. Value Equity Relationship Fund                                                     0.01%
UBS International Equity Relationship Fund                                                  0.06%
UBS Short Duration Relationship Fund                                                        0.01%
UBS Enhanced Yield Relationship Fund                                                        0.01%
UBS U.S. Treasury Inflation Protected Securities Relationship Fund                          0.01%
UBS Short-Term Relationship Fund                                                            0.05%
UBS Global Bond Relationship Fund                                                           0.05%
UBS U.S. Large Cap Equity Relationship Fund                                                 0.01%
UBS U.S. Intermediate Cap Equity Relationship Fund                                          0.01%
UBS U.S. Core Plus Relationship Fund                                                        0.05%
UBS U.S. Bond Relationship Fund                                                             0.01%
UBS U.S. Securitized Mortgage Relationship Fund                                             0.10%

DSI Enhanced S&P 500 Relationship Fund                                                      0.10%
UBS Opportunistic High Yield Relationship Fund                                              0.10%
UBS Opportunistic Emerging Markets Debt Relationship Fund                                   0.50%

OTHER SERVICES

J.P. Morgan also serves as the Funds' transfer agent (in such capacity, the "Transfer Agent"), accounting/pricing agent, and dividend and distribution disbursing agent pursuant to the Services Agreement.

CODE OF ETHICS

The Trust, the Advisor and the Sub-Advisors have each adopted a Code of Ethics. Each Code of Ethics establishes standards by which certain access persons must abide when engaging in personal securities trading conduct.

Under each Code of Ethics, access persons are prohibited from engaging in certain conduct, including, but not limited to: (1) investing in companies in which the Funds invest unless the securities have a broad public market and are registered on a national securities exchange or are traded in the over-the-counter markets; (2) making or maintaining an investment in any corporation or business with which the Funds have business relationships if the investment might create, or give the appearance of creating, a conflict of interest; (3) participating in an initial public offering; (4) entering into a securities transaction when the access person knows or should know that such activity will anticipate, parallel or counter any securities transaction of a Fund; (5) entering into any securities transaction, without prior approval, in connection with any security which has been designated as restricted; (6) entering into a net short position with respect to any security held by a Fund;
(7) entering into any derivative transaction when a direct transaction in the underlying security would be a violation; and (8) engaging in self-dealing or other transactions benefiting the access person at the expense of the Trust or the Investors.

In addition, access persons are required to receive advance approval prior to purchasing or selling a restricted security and may not buy or sell certain prohibited securities. The Advisor and Sub-Advisors will identify for access persons prohibited securities, which include securities that are being considered for purchase or sale by any account or fund managed by the Advisor or Sub-Advisor, and provide a list of such securities to all access persons. Access persons of the Trust, the Advisor and the Sub-Advisors are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the access persons and any securities accounts maintained by the access persons, which must be filed within ten days of becoming an access person, and then annually thereafter; and (2) quarterly reports of security investment transactions and new securities accounts. Trustees or officers who are not "interested persons" of the Trust, as defined in the Investment Company Act, need only report a transaction in a security if such Trustee or officer, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee or officer, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee or officer, such security was purchased or sold by a Fund, or was being considered for purchase or sale by a Fund.

Copies of each of the Trust's, the Advisor's and the Sub-Advisors' Codes of Ethics have been filed with and are available through the Commission.

ITEM 16. BROKERAGE ALLOCATION AND OTHER PRACTICES.

The Advisor is responsible for decisions to buy and sell securities for each Fund and for the placement of portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Subject to the direction of the Advisor, the Sub-Advisors are responsible for decisions to buy and sell securities and for the placement of portfolio business and the negotiation of commissions, if any, paid on such transactions for the portions of each Fund's assets which the Sub-Advisor manages. Portfolio transactions placed by a Sub-Advisor may be effected through the Advisor's or the Sub-Advisor's trading desk. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor and the Sub-Advisors are responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under the Advisory Agreements with each fund except UBS International Equity Relationship Fund, UBS U.S. Equity Relationship Fund and UBS Prime
Relationship Fund, the Advisor is authorized to utilize the trading desk of its foreign affiliates to direct foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for a Fund.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor and the Sub-Advisors consider the broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one broker-dealer is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds, to the Advisor, or to the Sub-Advisors. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy or the performance of accounts. This allows the Advisor and the Sub-Advisors to supplement their own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor and the Sub-Advisors are of the opinion that, because this material must be analyzed and reviewed by their staff, its receipt and use does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's and the Sub-Advisors' research.

The brokerage commissions paid by the Funds for the fiscal years ended December 31, 2001, 2000, and 1999 are set forth in the table below.

                              BROKERAGE COMMISSIONS
              FISCAL YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999


FUND                                                          2001                 2000                 1999
----                                                          ----                 ----                 ----
UBS Global Securities Relationship Fund                       $637,415           $1,439,147           $1,766,763

UBS U.S. Small                                              $1,052,245           $2,222,891           $2,031,573
Cap Equity Relationship Fund

UBS Emerging Markets Equity Relationship Fund                 $843,803           $1,477,464           $2,968,862

UBS U.S. Equity Relationship Fund                              $80,835             $348,590             $274,376

UBS U.S.  Value Equity Relationship Fund                      $126,772             $202,153             $275,288

UBS International Equity Relationship Fund                    $132,420             $225,885             $326,385

UBS U.S. Large Cap Equity Relationship Fund                    $17,052              $24,902              $15,382
(commenced operations April 30, 1999)
                                                               -------           -------            --------
Total                                                       $2,890,542           $5,941,032           $7,658,629

For the fiscal year ended December 31, 2001, the UBS U.S. Equity Relationship Fund paid brokerage commissions to UBS Warburg Dillon Read ("Warburg"), an affiliated broker-dealer, as follows:


                                Aggregate Dollar Amount of
                                   Commissions Paid to            % of Aggregate          % of Aggregate Dollar
                                         WARBURG                   COMMISSIONS                 AMOUNT PAID
                                         -------                   -----------                 -----------

UBS U.S. Equity Relationship             $12,325                     15.25%                        8.56%
Fund


For the fiscal years ended December 31, 2000 and 1999, the UBS Global Securities Relationship Fund, the UBS U.S. Equity Relationship Fund, and the UBS U.S. Value Equity Relationship Fund paid brokerage commissions to Warburg, an affiliated broker-dealer, as follows:


                                                        Aggregate Dollar Amount of Commissions Paid to Warburg
SERIES                                                                2000                        1999
-------                                                               ----                        ----
UBS  Global Securities Relationship Fund                             $63,579                       $6,978
UBS U.S. Equity Relationship Fund                                    $176,686                     $44,617
UBS U.S. Value Equity Relationship Fund                              $8,223                         n/a

The Advisor and each Sub-Advisor direct portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through whom the Funds direct their securities transactions may be used by the Advisor or the Sub-Advisors in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of such accounts (including the Funds). The Advisor and the Sub-Advisors will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Funds and others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor and the Sub-Advisors, however, the results of such procedures will, on the whole, be in the best interest of each of their clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor, the Sub-Advisors or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds, the Advisor or the Sub-Advisors may act as an underwriter. The Funds may effect future transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor, the Sub-Advisors or the Funds in accordance with procedures adopted by the Board.

PORTFOLIO TURNOVER

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Investment Company Act, when changes in circumstances or conditions make such turnover desirable in light of each Fund's investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Funds' investment objectives.

While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Advisor, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The rate of portfolio turnover for a Fund is calculated by dividing:
(a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13. As described in the respective Parts A for UBS Opportunistic Emerging Markets
Debt Relationship Fund and UBS Opportunistic High Yield Relationship Fund, in conjunction with each Fund's strategy to provide opportunistic exposure to the specific asset classes, each Fund may have a portfolio turnover rate in excess of 250%. Although the portfolio turnover rates for each Fund may vary greatly from year to year, under normal circumstances, the portfolio turnover rate will not exceed 250% with respect to UBS Global Securities Relationship Fund, UBS Global Bond Relationship Fund, UBS U.S. Equity Relationship Fund,
UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Intermediate Cap Equity Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Bond Relationship
Fund, UBS U.S. Core Plus Relationship Fund, UBS Short Duration Relationship
Fund and DSI Enhanced S&P 500 Relationship Fund, 150% with respect to UBS
U.S. Securitized Mortgage Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund and 100% with respect to all other
Funds. It is expected that, under normal circumstances, the portfolio turnover rate of UBS Enhanced Yield Relationship Fund, UBS Defensive High
Yield Relationship Fund and UBS Emerging Markets Debt Relationship Fund may exceed 100%. High portfolio turnover rates will increase aggregate brokerage commission expenses which must be borne directly by a Fund and ultimately by that Fund's Investors and the incidence of short-term capital gains (which are taxable to Investors at the same rate as ordinary income).

ITEM 17. CAPITAL STOCK AND OTHER SECURITIES.

The Trust was organized as a Delaware business trust on August 16, 1994. The Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest with no par value. The Board has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently, the Trust is offering shares of twenty-three series: UBS Global Securities Relationship Fund, UBS Global Bond Relationship Fund, UBS U.S. Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Intermediate Cap Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, DSI Enhanced S&P 500 Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS U.S. Bond Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Short Duration Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS Short-Term Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS High Yield Relationship Fund, UBS Defensive High Yield Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS Opportunistic High Yield Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund.

The shares of the Trust, when issued, will be fully paid and non-assessable, and within each series, have no preference as to conversion, exchange, dividends, retirement or other features. Any shares the issuance of which the Board may, from time to time, authorize, shall have no preemptive rights. The shares are not transferable except to the Trust.

VOTING RIGHTS AND INVESTOR MEETINGS. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect 100% of the Trustees if they choose to do so. An Investor is entitled to vote based on the ratio the shares of such Investor bear to the shares of all Investors entitled to vote. On any matter submitted to a vote of Investors, all shares of the Trust then issued and outstanding and entitled to vote on a matter shall vote by individual series except that, if required by the Investment Company Act, the shares shall be voted in the aggregate. If the Board determines that a matter to be voted on does not affect the interests of all series, only the Investors of the affected series shall be entitled to vote on the matter. The Declaration of Trust gives Investors certain voting powers only with respect to: (i) the election and removal of Trustees; (ii) a termination of the Trust; (iii) amendments reducing payments upon liquidation or diminishing voting rights; (iv) mergers, consolidations or sales of assets; (v) the incorporation of the Trust; (vi) additional matters relating to the Trust as required by the Investment Company Act; and (vii) such other matters as the Board considers necessary or desirable.

The Trust does not presently intend to hold annual or special meetings of Investors except when required to elect members of the Board, or with respect to additional matters relating to the Trust, as required under the Investment Company Act. Pursuant to the Declaration of Trust, Investor meetings will also be called upon request of Investors holding in the aggregate 10% or more of the outstanding shares. Subject to certain conditions, Investors may apply to the Trust to communicate with other Investors to request an Investor meeting.

As with any mutual fund, certain Investors of the Funds could control the results of voting in certain instances. For example, a vote by certain Investors holding a majority of shares in a Fund to change the Fund's investment objective could result in an Investor's withdrawal of its investment in the Fund, and in increased costs and expenses for the remaining Investors. Additionally, the failure by certain Investors to approve a change in their investment objectives and policies parallel to a change that has been approved for the Fund (thus requiring such Investors to redeem their shares of the Fund) could lead to a number of adverse consequences, such as the inability of such Investors to find another investment company in which to invest their assets or an equivalent investment advisor to manage the assets.

Certain Investors in the Funds may be unregistered investment companies, which invest in the Funds pursuant to exemptions under the federal securities laws. In order to take advantage of such exemptions, it may be necessary for such funds to provide for pass-through voting for their investors on matters submitted to a vote of Fund shareholders, or to provide for echo voting. Echo voting refers to the investing fund's determination to vote its shares in the Fund in the same percentage as all other shareholders of the Fund vote their shares. Shareholders availing themselves of this exemption should contact the Trust.

ITEM 18. PURCHASE, REDEMPTION AND PRICING OF SHARES.

PURCHASES

Beneficial interests in the Funds are issued solely in private placement transactions that do not involve a "public offering" within the meaning of
Section 4(2) of the Securities Act. Investments in a Fund may only be made by common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the Securities Act. See "Purchase of Securities Being Offered" in each Fund's Part A.

Investors in UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund are subject to a transaction charge equal to 1.50% and 0.50%, respectively, of the Fund's offering price on Fund share purchases. The transaction charges are paid to the Funds to defray the transaction costs associated with the purchase and sale of portfolio securities.

NET ASSET VALUE

The net asset value per share is calculated separately for each Fund. The net asset value per share of a Fund is computed by dividing the value of the assets of the Fund, less its liabilities, by the number of shares of the Fund outstanding.

Fund securities are valued and net asset value per share is determined for all Funds, with the exception of the UBS Prime Relationship Fund and the UBS International Equity Relationship Fund, as of the close of regular trading on the New York Stock Exchange ("NYSE"), which generally is 4:00 p.m. (Eastern time), on each day the NYSE is open for trading. Fund securities are valued and net asset value per share is determined for the UBS Prime Relationship Fund as of two hours prior to the close of the NYSE, which generally is 2:00 p.m. (Eastern time), on each day the NYSE is open for trading. The UBS International Equity Relationship Fund will calculate its net asset value as of 4:00 p.m., Eastern time on weekdays when the Fund is open for business. The NYSE is open for trading on every day except Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (day observed), Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Fund securities listed on a national or foreign securities exchange and over-the-counter securities carried as NASDAQ National Market system issues are valued on the basis of the last sale prior to the time net asset value is determined on the date the valuation is made. Other portfolio securities which are traded in the over-the-counter market are valued at the last available bid price prior to the time net asset value is determined. Valuations of fixed income and equity securities may be obtained from a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board. Securities traded on securities exchanges are valued at the last sale price or, if there has been no sale that day, at the last reported bid price, using prices as of the close of trading on their respective exchanges. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Futures contracts and options thereon are valued at their daily quoted settlement price. Forward foreign currency contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded; the Fund realizes a gain or loss upon settlement of the contracts. Each Fund's obligations under a swap agreement will be accrued daily (offset by any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the Fund's segregation of cash or liquid securities in accordance with Commission positions. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Board.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board.

Where a foreign securities market remains open at the time that the Funds value their portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Funds may be used.

The UBS Prime Relationship Fund utilizes the amortized cost valuation method of valuing portfolio instruments. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the Fund. In order to value its investments at amortized cost, the Fund purchases only securities with a maturity of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Fund limits portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act.

The Advisor will determine at least weekly the extent of any deviation of the net asset value, as determined on the basis of the amortized cost method, from net asset value as it would be determined on the basis of available market quotations. If a deviation of 1/2 of 1% or more occurs between the UBS Prime Relationship Fund's net asset value per share calculated by reference to market-based values and the Fund's $1.00 per share net asset value, or if there is any other deviation which may result in material dilution or other unfair results to Investors, the Board will take such actions as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair results. These actions may include redeeming shares in kind, selling portfolio instruments prior to their maturity to realize capital gains or losses, adjusting or withholding distributions, utilizing available market quotations to determine net asset value per share or adjusting the number of shares through a capital contribution.

REDEMPTIONS

Under normal circumstances, Investors may redeem their shares at any time without a fee except as noted below. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request in good order. Redemption requests for the UBS Emerging Markets Equity Relationship Fund are paid at net asset value less a transaction charge equal to 1.50% of the net asset value of the redeemed shares. The transaction charge is paid to the Fund to defray the transaction costs associated with the purchase and sale of portfolio securities. Except for the UBS Prime Relationship Fund, redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. For the UBS Prime Relationship Fund, redemption requests received two hours prior to the close of regular trading hours (generally 2:00 p.m. Eastern time) will be executed at the net asset value computed on the date of receipt. Redemption requests received after 2:00 p.m. will be executed at the next determined net asset value. The redemption price may be more or less than the Investor's cost, depending upon the net asset value per share at the time of redemption.

Payment for shares tendered for redemption is regularly made by check or wire within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven calendar days in certain circumstances, as disclosed in the Funds' Parts A. The Trust has also reserved the right, subject to certain restrictions, to redeem its shares "in kind" rather than in cash. See "Redemption or Repurchase of Shares" in the Funds' Parts A.

ITEM 19. TAX STATUS.

GENERAL

The following discussion summarizes certain anticipated material U.S. federal income tax consequences of investing in the Funds. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury Regulations thereunder, Internal Revenue Service ("IRS") positions and court decisions in effect as of the date of this Part B. All the authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This summary does not address all tax considerations that may be relevant to prospective Investors or to certain types of Investors subject to special treatment under the U.S. federal income tax laws. The discussion does not constitute legal or tax advice. Furthermore the tax consequences of investing in the Funds may vary depending on the particular Investor's status. ACCORDINGLY, EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR AS TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUNDS.

CLASSIFICATION OF THE FUNDS

Each Fund is intended to be treated as a separate partnership for federal income tax purposes rather than as an association taxable as a corporation. The Funds will not be "regulated investment companies" for federal income tax purposes. Each Fund intends to monitor the number of its Investors so as not to be treated as a "publicly traded partnership" under certain safe harbors provided in Treasury Regulations.

TAXATION OF PARTNERSHIP OPERATIONS GENERALLY

As partnerships, the Funds will not be subject to U.S. federal income tax. Instead, each Investor in a Fund will be required to report separately on its own income tax return its distributive share of items of such Fund's income, gain, losses, deductions and credits. Each Investor will be required to report its distributive share of such items regardless of whether it has received or will receive corresponding distributions of cash or property from a Fund. In general, cash distributions by a Fund to an Investor will represent a non-taxable return of capital up to the amount of such Investor's adjusted tax basis in its Fund shares.

INVESTMENT IN COMPLEX SECURITIES

The Funds may invest in complex securities. Such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain and/or accelerate the recognition of income to a Fund or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income, gain or loss which makes up the distributive share allocable to Investors.

CALCULATION OF INVESTOR'S "ADJUSTED BASIS" AND "AT RISK BASIS"

In general, each Investor's adjusted basis in its share in a Fund will equal its purchase price thereof, increased by the amount of its share of items of income and gain of the Fund and reduced, but not below zero, by: (a) the amount of its share of Fund deductions and losses; (b) expenditures which are neither properly deductible nor properly chargeable to its capital account; and (c) the amount of any distributions received by such Investor.

CURRENT DISTRIBUTIONS BY THE FUNDS; REDEMPTIONS

CURRENT DISTRIBUTIONS. A current cash distribution by a Fund with respect to shares held by an Investor will result in gain to the distributee Investor only to the extent that the amount of cash distributed exceeds the Investor's adjusted basis in its Fund shares owned. A current distribution will reduce the distributee Investor's adjusted basis in its Fund shares, but not below zero. Gain recognized as a result of such distributions will be considered as gain from the sale or exchange of such Investor's shares in the Fund. Loss will not be recognized by an Investor as a result of a current distribution by the Fund.

LIQUIDATION OF AN INVESTOR'S ENTIRE INTEREST IN A FUND. Generally, a distribution or series of distributions by a Fund to an Investor that results in termination of its entire interest in such Fund will result in gain to the distributee Investor only to the extent that money, if any, distributed exceeds the Investor's adjusted basis in its Fund shares. When only money and unrealized receivables are distributed, loss will be recognized to the extent that the Investor's adjusted basis in its Fund shares exceeds the amount of cash distributed and the basis to the Investor of any unrealized receivables distributed. Any gain or loss recognized as a result of such distributions will be considered as gain or loss from the sale or exchange of the distributee Investor's Fund shares and generally will be capital gain or loss.

TAX TREATMENT OF CAPITAL GAINS AND LOSSES

Amounts realized from the sale or exchange of assets of a Fund will generally be treated as amounts realized from the sale or exchange of capital assets. A net capital loss allocated to an Investor may be used to offset other capital gains. For corporate investors, present law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. However, for Investors other than corporations, net capital gains from assets held for more than one year are taxed at a preferential rate of tax. Short-term capital gains are taxed at rates applicable to ordinary income. For a taxpayer other than a corporation, a capital loss also may be used to offset ordinary income up to $3,000 per year. In general, for taxpayers other than corporations, the unused portion of such loss may be carried forward indefinitely, but not carried back.

TAX-EXEMPT INVESTORS

The Code imposes a tax on the "unrelated business taxable income" ("UBTI") of certain tax-exempt organizations. Income from certain types of investments made by the Funds which is allocated to tax-exempt Investors may be treated as UBTI subject to tax. In addition, if and to the extent that a Fund borrows in connection with the acquisition of any property, income from such debt-financed property will be subject to the tax on UBTI. While it is anticipated that the Advisor generally will attempt to make investments in a manner which does not give rise to the tax imposed on UBTI, the Advisor may make investments in assets the income from which gives rise to UBTI or may borrow in connection with the acquisition of property if the Advisor believes that the returns on such investments justify incurring, or the risk of incurring UBTI. The Funds anticipate that they will distribute annually to each such tax-exempt Investor after the end of the Funds' fiscal year, the information necessary for that Investor to determine the portion of its distributive share of each item of income, gain and deduction that is to be taken into account in the determination of UBTI.

FOREIGN INCOME TAXES

The Funds may pay or accrue foreign income taxes in connection with trading. Such amounts will be deemed to be received by Investors and paid to the foreign government. An Investor may (subject to certain limitations) elect each taxable year to treat its share of these foreign income taxes as a credit against its U.S. income tax liability or to deduct such amount from its U.S. taxable income. However, an Investor's ability to obtain a credit for such taxes depends on the particular circumstances applicable to that Investor, and it is possible that an Investor may get little or no foreign tax credit benefit with respect to its share of foreign taxes paid or accrued by the Funds.

NON-U.S. INVESTORS

Non-U.S. Investors in a Fund will generally be subject to a 30% withholding tax (unless reduced by an applicable treaty) on their distributive share of U.S. source dividends and other fixed and determinable income that is not effectively connected with the conduct of a U.S. trade or business.
Capital gains and certain "portfolio" interest are not subject to U.S. withholding tax. Non-U.S. Investors that are individuals may also be subject to U.S. estate taxes as a result of an investment in a Fund.

STATE AND LOCAL TAXATION

An Investor's distributive share of a Fund's taxable income or loss generally will have to be taken into account in determining the Investor's state and local income tax liability, if any, applicable in the jurisdiction in which such Investor is a resident. In addition, a state or other taxing jurisdiction in which an Investor is not a resident, but in which the Investor may be deemed to be engaged in business may impose a tax on that Investor with respect to its share of Fund income derived from that state or other taxing jurisdiction.

The Funds themselves may also be subject to state and/or local tax on some or all of their net income, depending on the nature and extent of a Fund's activities in the particular state or locality. Any such tax imposed on the Funds will be an expense paid out of the Funds' income and allocated among the Investors in accordance with the Trust Agreement.

Prospective Investors should consult their own tax advisors concerning the state and local tax consequences of investing in a Fund.

THE FOREGOING ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL INCOME TAX PLANNING. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE EFFECTS OF THIS INVESTMENT ON THEIR OWN TAX SITUATIONS.

ITEM 20. UNDERWRITERS.

Not applicable.

ITEM 21. CALCULATION OF PERFORMANCE DATA.

TOTAL RETURN. Current yield and total return quotations used by the Funds are based on standardized methods of computing performance mandated by Commission rules and Form N-1A under the Investment Company Act. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the Commission formula:

         P(1+T) TO THE POWER OF n = ERV

where:
         P        =        a hypothetical initial payment of $1,000
         T        =        average annual total return
         n        =        number of years
         ERV               = ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

         Based on the foregoing calculations, the average annual total return for the following Funds for the one year period ended December 31, 2001, the three year period ended December 31, 2001, the five year period ended December 31, 2001 and for the period from inception through December 31, 2001, are as follows:


FUND                                                     ONE YEAR      THREE YEARS     FIVE YEARS     SINCE INCEPTION
----                                                     --------      -----------     ----------     ---------------
UBS Global Securities Relationship Fund                       3.43%          4.22%          6.74%           9.81%
(performance inception April 30, 1995)

UBS U.S. Small Cap Equity Relationship Fund                  16.70%          9.64%         10.35%          14.69%
(performance inception April 30, 1995)

UBS High Yield Relationship Fund                              3.53%          1.30%          2.14%           4.82%
(performance inception April 30, 1995)

UBS Emerging Markets Equity Relationship Fund                (0.27%)         5.68%         (4.09%)         (2.89%)
(performance inception June 30, 1995)

UBS Emerging Markets Debt Relationship Fund                  10.81%         19.52%         12.14%          18.35%
(performance inception June 30, 1995)

UBS U.S. Equity Relationship Fund                             3.10%          1.44%            N/A           5.95%
(performance inception August 31, 1997)

UBS U.S. Value Equity  Relationship Fund (performance         3.51%          6.56%            N/A           6.70%
inception June 30, 1998)

UBS International Equity Relationship Fund                  (13.89%)        (0.85%)           N/A          (0.01%)
(performance inception June 30, 1998)

UBS U.S. Securitized Mortgage Relationship Fund                 N/A            N/A            N/A           0.63%
(performance inception September 27, 2001)

UBS U.S. Bond Relationship Fund                               8.90%            N/A            N/A          10.70%
(performance inception April 30, 2000)

UBS Short-Term Relationship Fund                              5.27%          5.93%            N/A           5.93%
(performance inception December 31, 1998)

UBS U.S. Large Cap Equity Relationship Fund                  (0.02%)           N/A            N/A          (6.02%)
(performance inception April 30, 1999)

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION). As the following formula indicates, the average annual total return (after taxes on distributions and redemption) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all distributions by a Fund, less the taxes due on such distributions, are reinvested at net asset value during the period. As partnerships, the Funds do not distribute capital gains or income dividend distributions. (See "Taxation of Partnership Operations Generally" under Item 19, Tax Status, in this SAI.) The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the Commission formula:

         P(1+T) TO THE POWER OF n = ATV(DR)

where:
         P           =     a hypothetical initial payment of $1,000
         T           =     average annual total return (after taxes on
                           distributions and redemption)
         n           =     number of years

         ATV(DR)     =     ending value of a  hypothetical  $1,000 payment made
                           at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

         Based on the foregoing calculations, the average annual total return (after taxes on distributions and redemption) for the following Funds for the one year period ended December 31, 2001, the three year period ended December 31, 2001, the five year period ended December 31, 2001 and for the period from inception through December 31, 2001, are as follows:



FUND                                                      ONE YEAR       THREE YEARS     FIVE YEARS    SINCE INCEPTION
----                                                      --------       -----------     ----------    ---------------

UBS Global Securities Relationship Fund                         2.08%          3.40%          5.53%         8.22%
(performance inception April 30, 1995)

UBS U.S. Small Cap Equity Relationship Fund                    10.17%          7.86%          8.58%        12.52%
(performance inception April 30, 1995)

UBS High Yield Relationship Fund                                2.15%          1.05%          1.73%         3.96%
(performance inception April 30, 1995)

UBS Emerging Markets Equity Relationship Fund                  (0.16%)         4.60%         (3.22%)       (2.27%)
(performance inception June 30, 1995)

UBS Emerging Markets Debt Relationship Fund                     6.59%         16.14%         10.12%        15.79%
(performance inception June 30, 1995)

UBS U.S. Equity Relationship Fund                               1.88%          1.16%            N/A         4.85%
(performance inception August 31, 1997)

UBS U.S. Value Equity Relationship Fund                         2.14%          5.32%            N/A         5.45%
(performance inception June 30, 1998)

UBS International Equity Relationship Fund                     (8.46%)        (0.68%)            N/A        0.00%
(performance inception June 30, 1998)

UBS U.S. Securitized Mortgage Relationship Fund                   N/A            N/A            N/A         1.40%
(performance inception September 27, 2001)

UBS U.S. Bond Relationship Fund                                 5.42%            N/A            N/A         8.61%
(performance inception April 30, 2000)

UBS Short-Term Relationship Fund                                3.21%          4.80%            N/A         4.80%
(performance inception December 31, 1998)

UBS U.S. Large Cap Equity Relationship Fund                    (0.02%)           N/A            N/A        (4.75%)
(performance inception April 30, 1999)

YIELD. As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day (or one-month) base periods. According to the Commission formula:

                  Yield = 2[(a - b + 1) TO THE POWER OF 6 - 1]
                             -----
                              cd
where:
         a        =        dividends and interest earned during the period.

         b        =        expenses accrued for the period (net of
                           reimbursements).
         c        =        the average daily number of shares outstanding during
                           the period that were entitled to receive dividends.
         d        =        the maximum offering price per share on the last day
                           of the period.

The yield of the Funds may be calculated by dividing the net investment income per share earned by the particular Fund during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semiannual basis. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

YIELD OF THE UBS PRIME RELATIONSHIP FUND. The yield of the UBS Prime Relationship Fund for a seven-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. The current yield of the UBS Prime Relationship Fund for the 7-day period ended December 31, 2001 was 2.04%.

Yield may also be calculated on a compound basis (the "effective yield"), which assumes that net income is reinvested in shares of the UBS Prime Relationship Fund at the same rate as net income is earned for the base period. The effective yield of the UBS Prime Relationship Fund for the 7-day period ended December 31, 2001 was 2.06%.

The yield and effective yield of the UBS Prime Relationship Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. Actual yields will also depend on such variables as investment quality, average maturity, the type of instruments the UBS Prime Relationship Fund invests in and other factors. For comparative purposes, the current and effective yields should be compared to current and effective yields offered by competing financial instruments for the same base period and calculated by the methods described above. Yields of other investment vehicles may not be comparable because of the factors set forth above, differences in the time periods computed, and differences in the methods used in valuing portfolio instruments, computing net asset values and calculating yields.

ITEM 22. FINANCIAL STATEMENTS.

The Financial Statements and the Report of Independent Auditors thereon for the fiscal year ended December 31, 2001 (as filed with the Commission on March 6, 2002 (Accession Number 0000912057-02-008858)) contained in the Funds' Annual Report, dated December 31, 2001, are incorporated herein by reference.

                                   APPENDIX A

INVESTMENT PRACTICES

Set forth below is a discussion of various hedging and fixed income strategies that may be pursued by the Advisor on behalf of some or all of the Funds. The discussion herein is general in nature and describes hedging and fixed income strategies of the Funds in both U.S. and non-U.S. markets; certain of the Funds limit their investments to the United States. Not all Funds engage in some or all of the strategies discussed in this Appendix and the discussion below should therefore be read in conjunction with the applicable Parts A. The Funds will not be obligated to pursue any of these investment strategies and make no representation as to the availability of these techniques at this time or at any time in the future.

Certain Funds may buy and sell put and call options traded on U.S. or foreign exchanges or over-the-counter and may attempt to manage the overall risk of the portfolio investments through hedging strategies. The Funds may engage in certain options strategies involving securities, stock and fixed income indexes, futures and currencies and may enter into forward currency contracts in order to attempt to enhance income or to hedge the Funds' investments. The Funds also may use futures contracts, forward currency contracts, and non-deliverable forwards, and use options and futures contracts for hedging purposes or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). The foregoing instruments are sometimes referred to collectively as "Hedging Instruments" and certain special characteristics of and risks associated with using Hedging Instruments are discussed below. Hedging Instruments may also be used in an attempt to manage the Funds' average duration, foreign currency exposure and other risks of investment which can affect fluctuations in the Funds' net asset values.

In addition to the investment limitations of the Funds described herein, use of these instruments may be subject to applicable regulations of the Commission, the several options and futures exchanges upon which options and futures contracts are traded, and other regulatory authorities. In addition to the products, strategies and risks described herein, the Advisor may become aware of additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. The Advisor may utilize these opportunities to the extent that they are consistent with the Funds' investment objectives and permitted by the Funds' investment limitations and applicable regulatory authorities.

Options and futures can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an appropriate time or price trends are judged incorrectly, options, futures and similar strategies may lower the Fund's return. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract. The Fund could also experience losses if the prices of its options or futures positions are poorly correlated with its other investments, or if it cannot close out its positions because of an illiquid secondary market. The loss from investing in futures transactions is potentially unlimited.

COVER FOR OPTIONS AND FUTURES STRATEGIES. The Funds generally will not use leverage in their options and futures strategies. In the case of a transaction entered into as a hedge, the Funds will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") obligations under the transaction. A Fund will not enter into an option or a futures strategy that exposes the Fund to an obligation to another party unless it owns (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or other liquid assets with a value sufficient at all times to cover its potential obligations. The Funds will comply with guidelines established by the Commission with respect to coverage of option and futures strategies by mutual funds and, if such guidelines so require, will segregate cash or other liquid assets in the amount prescribed. Securities, currencies or other options or futures positions used for cover and segregated securities cannot be sold or closed out while the option or futures strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Funds' assets could impede fund management or the Funds' ability to meet current obligations.

OPTION INCOME AND HEDGING STRATEGIES. The Funds (other than the UBS Prime Relationship Fund) may purchase and write (sell) options traded on a U.S. or, where applicable, foreign exchange or over-the-counter.

These Funds may purchase call options on securities that the Advisor intends to include in the Funds' portfolio in order to fix the cost of a future purchase. A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price at any time during a period ending on an agreed date. A call option enables a purchaser to hedge against an increase in the price of securities it ultimately wishes to buy or to take advantage of a rise in a particular index. Call options also may be purchased as a means of enhancing returns by, for example, participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Funds' potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid.

The Funds may purchase put options on securities in order to attempt to hedge against a decline in the market value of securities held in their portfolios or to enhance return. A put option would enable the Funds to sell the underlying security at a predetermined exercise price; thus the potential for loss to the Funds below the exercise price would be limited to the option premium paid. If the market price of the underlying security were higher than the exercise price of the put option, any profit the Funds realize on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Funds may write covered call options on securities in which they may invest for hedging purposes or to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Funds will generally write covered call options on securities when the Advisor believes that the premium received by the Funds, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may also be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transactional costs. Thus, in the event that the market price of the underlying security held by the Funds declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Funds. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Funds would be obligated to sell the security at less than its market value. The Funds would give up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. In addition, the Funds could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

IN THE CASE OF OVER-THE-COUNTER OPTIONS WRITTEN BY THE FUNDS, SUCH SECURITIES WOULD ALSO BE CONSIDERED ILLIQUID. SIMILARLY, ASSETS USED TO "COVER" OVER-THE-COUNTER OPTIONS WRITTEN BY THE FUNDS WILL BE TREATED AS ILLIQUID UNLESS THE OVER-THE-COUNTER OPTIONS ARE SOLD TO QUALIFIED DEALERS WHO AGREE THAT A FUND MAY REPURCHASE ANY OVER-THE-COUNTER OPTIONS IT WRITES FOR A MAXIMUM PRICE TO BE CALCULATED BY A FORMULA SET FORTH IN THE OPTION AGREEMENT. THE "COVER" FOR AN OVER-THE-COUNTER OPTION WRITTEN SUBJECT TO THIS PROCEDURE WOULD BE CONSIDERED ILLIQUID ONLY TO THE EXTENT THAT THE MAXIMUM REPURCHASE PRICE UNDER THE FORMULA EXCEEDS THE INTRINSIC VALUE OF THE OPTION.

The Funds may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the purchaser of options requiring the writer to make payment of the exercise price against delivery of the underlying security or take delivery. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Funds will realize income in the amount of the premium received. This technique could be used to enhance current return during periods when the Advisor expects that the price of the security will not fluctuate greatly. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premium received, in which case the Funds would expect to suffer a loss.

The Funds may purchase put and call options and write put and covered call options on indices in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns a value to the securities included in the index and fluctuates with changes in such values. An option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Funds invest.

The Funds may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put option purchased on the same security. The Funds would enter into a long straddle when the Advisor believes that it is likely that the price of the underlying security will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security. The Funds would enter into a short straddle when the Advisor believes that it is unlikely the price of the underlying security will be as volatile during the term of the options as the option pricing implies.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of a Fund's investment portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Funds intend to purchase.

Options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. If a put or call option which a Fund has written is exercised, the Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. For example, a Fund will purchase a put option on an interest rate futures contract to hedge the Fund's investment portfolio against the risk of rising interest rates.

Furthermore, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Funds to realize profits or limit losses on options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security or currency and the market value of the option.

In considering the use of options to enhance income or to hedge the Funds' investments, particular note should be taken of the following:

       (1) The value of an option position will reflect, among other things, the current market price of the underlying security, or index, the time remaining until expiration, the relationship of the exercise price, the term structure of interest rates, estimated price volatility of the underlying security, or index and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the Advisor's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the selected index.

       (2) Options normally have expiration dates of up to 90 days. The exercise price of the options may be below, equal to or above the current market value of the underlying securities, index or currencies. Purchased options that expire unexercised have no value. Unless an option purchased by the Funds is exercised or unless a closing transaction is effected with respect to that position, the Funds will realize a loss in the amount of the premium paid and any transaction costs.

       (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Funds intend to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists. Although the Funds will enter into over-the-counter options only with dealers that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Funds may be unable to liquidate an over-the-counter option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options which they have purchased in order to realize any profit. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Funds. For example, because the Funds must maintain a covered position with respect to any call option they write on a security, index, currency or future, the Funds may not sell the underlying security or currency (or invest any cash, government securities or short-term debt securities used to cover an index option) during the period they are obligated under the option. This requirement may impair the Funds' ability to sell the security or make an investment at a time when such a sale or investment might be advantageous.

       (4) Index options are typically settled in cash. If a Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

       (5) Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

       (6) If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

       (7) The Funds' (with the exception of the UBS Prime Relationship Fund) activities in the options markets may result in higher fund turnover rates and additional brokerage costs; however, the Funds may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

INVESTMENT LIMITATIONS ON OPTIONS TRANSACTIONS. The ability of the Funds to engage in options transactions is subject to certain limitations. A Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 20% of such Fund's total assets. A Fund will write call options only on a covered basis, which means that such Fund will own the underlying security subject to a call option at all times during the option period. The Funds may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of each Fund's total assets. With regard to the writing of call and put options, the Funds will limit the aggregate value of the obligations underlying such call and put options to 40% of each Fund's total net assets. A Fund will at all times during which it holds a put option, own the security underlying the option. Each of the Funds will invest in over-the-counter options only to the extent consistent with the 15% of the Fund's net assets limit on investments in illiquid securities.

FORWARD FOREIGN CURRENCY CONTRACTS. The Funds (except the UBS Prime Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund and UBS Opportunistic High Yield Relationship Fund) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk. A Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The Fund may also enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

The Funds may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts. A Fund may convert currency on a spot basis from time to time which will involve costs to the Fund. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. The Funds will account for these contracts by marking-to-market each day at current forward values.

Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward foreign currency exchange contracts may be restricted. The Funds will comply with guidelines established by the Commission with respect to coverage of forward contracts entered into by mutual funds and, if such guidelines so require, will segregate cash or other liquid assets in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. The Advisor, however, believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Funds will be served.

At the maturity of a forward contract, the Funds may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

At or before the maturity date of a forward contract requiring the Funds to sell a currency, the Funds may either sell the portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset their contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Funds will obtain, on the same maturity date, the same amount of the currency that they are obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Funds would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Funds of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

NON-DELIVERABLE FORWARDS. The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will place assets in a segregated account ("Segregated Assets") of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such non-deliverable forward transaction. If the additional Segregated Assets placed in the segregated account decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward transaction with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

FUTURES CONTRACTS. Each Fund, other than the UBS Prime Relationship Fund, may enter into contracts for the purchase or sale for future delivery of securities, including index contracts, or foreign currencies. Each Fund may enter into futures contracts and engage in options transactions related thereto for hedging purposes and non-hedging purposes, to the extent that not more than 5% of the Fund's net assets are required as futures contract margin deposits and premiums on options on futures. The purchase of a futures contract by the Fund represents the acquisition of a contractual right to obtain delivery of the securities or foreign currency called for by the contract at a specified price on a specified future date. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified future date. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts are generally terminated by entering into offsetting transactions.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

The Funds may enter into such futures contracts to protect against the adverse affects of fluctuations in security prices, interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Funds. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Funds would increase at approximately the same rate, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Funds could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Funds could then buy debt securities on the cash market.

A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

To the extent that market prices move in an unexpected direction, the Funds may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, such Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

In addition, when a Fund engages in futures transactions, to the extent required by the Commission, it will segregate assets in accordance with Commission positions to cover its obligations with respect to such contracts, which assets will consist of cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin maintained by the Fund with respect to such futures contracts.

A Fund will enter into futures transactions on domestic exchanges and to the extent such transactions have been approved by the CFTC, on foreign exchanges.

SWAPS. (All Funds, except for UBS U.S. Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Intermediate Cap Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund, and the UBS Prime Relationship Fund.) The Funds may engage in swaps, including but not limited to interest rate, currency, and equity swaps and the purchase or sale of related caps, floors and collars and other derivative instruments. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, it will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of net assets. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios, to protect against currency fluctuations, as a technique for managing portfolio duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date, or to gain exposure to certain markets.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates or other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique were not used. Swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. For federal income tax purposes, any payment received or due under a notional principal contract must be accounted for using the methodology the appropriate Treasury regulations prescribed.

The equity swaps in which a Fund may invest involve agreements with a counterparty. The return to the Fund on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under the equity swap contracts may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The Advisor and the Trust do not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with Commission positions.

                                   APPENDIX B

CORPORATE DEBT RATINGS

MOODY'S INVESTORS SERVICE, INC. DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

         AAA -- This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

         B -- Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC -- Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

         CC -- The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in default, or is expected to default upon maturity or payment date.

         Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

BRINSON RELATIONSHIP FUNDS

               Part C.  Other Information

     Item 23. Exhibits
     -----------------
     Exhibits filed pursuant to Form N-1A

   Exhibit               Description
   -------               -----------

(a)  Articles of Incorporation.

     (1) Amended and Restated Agreement and Declaration of Trust dated August 15, 1994, as amended on May 20, 1996 (the "Declaration")./2/

         (a)  Amendment dated August 21, 2000 to the Declaration./4/

         (b)  Amendment dated November 20, 2000 to the Declaration./5/

         (c)  Amendment dated February 15, 2002 to the Certificate of Trust./8/

     (2) Certificates of the Secretary and Resolutions pertaining to the
         Declaration:

         (a) Initial Consent effective as of August 16, 1994 re: the authorization and designation of the initial two (2) series of shares of the Trust known as the: (i) Brinson Global Securities Fund and (ii) Brinson Short-Term Fund (Amendment No. 1)./3/

         (b) Meeting held April 21, 1995 re: the authorization and designation of four (4) additional series of shares of the Trust known as the: (i) Brinson Post-Venture Fund; (ii) Brinson High Yield Fund;
               (iii) Brinson Emerging Markets Equity Fund; and (iv) Brinson Emerging Markets Debt Fund; and the issuance of shares of the Brinson Global Securities Fund (Amendment No. 2)./3/

         (c) Meeting held June 26, 1997 re: the authorization and designation of nine (9) additional series of shares of the Trust known as the: (i) Brinson Global Equity Fund; (ii) Brinson U.S. Equity Fund; (iii) Brinson U.S. Large Capitalization Equity Fund; (iv) Brinson U.S Intermediate Capitalization Equity Fund; (v) Brinson EXDEX(R) Fund; (vi) Brinson Non-U.S. Equity Fund; (vii) Brinson Bond Plus Fund; (viii) Brinson U.S. Bond Fund; and (ix) Brinson U.S. Short/Intermediate Fixed Income Fund (Amendment No. 3)./3/

          (d) Meeting held January 27, 1998 re: the authorization and designation of one (1) additional series of shares of the Trust known as the Brinson U.S. Cash Management Prime Fund (Amendment No. 4)./3/

          (e) Meeting held June 1, 1998 re: the elimination of the: (i) Brinson Global Equity Fund; and (ii) Brinson Short Term-Fund (Amendment No. 5)./3/

          (f) Meeting held June 1, 1998 re: the authorization and designation of three (3) additional series of shares of the Trust known as the: (i) Brinson U.S. Large Capitalization Value Equity Fund;
               (ii) Brinson Global Bond Fund; and (iii) Brinson Short-Term Fund (Amendment No. 6)./3/

          (g) Meeting held August 28, 1998 re: the name change of the Brinson Non-U.S. Equity Fund to the Brinson Global (ex-U.S.) Equity Fund (Amendment No. 7)./3/

          (h) Meeting held February 28, 2000 re: the authorization and designation of three (3) additional series of shares of the Trust known as the: (i) Brinson U.S. Treasury Inflation Protected Securities Fund; (ii) Brinson Defensive High Yield Fund; and
               (iii) Brinson Limited Duration Fund (Amendment No. 8)./4/

          (i) Meeting held February 28, 2000 re: the name changes of the (i) Brinson Post-Venture Fund to the Brinson U.S. Small Capitalization Equity Fund and (ii) Brinson U.S. Large Capitalization Value Equity Fund to Brinson U.S. Value Equity Fund (Amendment No. 9)./4/

          (j) Meeting held February 28, 2000 re: the elimination of the Brinson EXDEX(R) Fund (Amendment No. 10)./5/

          (k) Meeting held August 21, 2000 re: the name change of the Brinson Global (Ex-U.S.) Equity Fund to the Brinson International Equity Fund (Amendment No. 11)./5/

          (l) Meeting held May 21, 2001 re: authorization and designation of one (1) additional series of shares of the Trust known as the Brinson Securitized Mortgage Fund (Amendment No. 12)./8/

          (m) Meeting held August 28, 2001 re: authorization and designation of one (1) additional series of shares of the Trust known as the DSI Enhanced S&P 500 Fund (Amendment No. 13)./8/

          (n) Meeting held on December 13, 2001 re: the name change of (i) the Brinson Limited Duration Fund to the Brinson Enhanced Yield Fund and (ii) the Brinson U.S. Short/Intermediate Fixed Income Fund to the Brinson Short Duration Fund (Amendment No.
               14)./8/

          (o) Meeting held on February 15, 2002 re: the name change of (i) the Brinson Global Securities Fund to the UBS Global Securities Relationship Fund, (ii) the Brinson U.S. Small Capitalization Equity Fund to the UBS U.S. Small Cap Equity Relationship Fund, (iii) the Brinson High Yield Fund to the UBS High Yield Relationship Fund, (iv) the Brinson Emerging Markets Equity Fund to the UBS Emerging Markets Equity Relationship Fund, (v) the Brinson Emerging Markets Debt Fund to the UBS Emerging Markets Debt Relationship Fund, (vi) the Brinson U.S. Equity Fund to the UBS U.S. Equity Relationship Fund, (vii) the Brinson U.S. Cash Management Prime Fund to the UBS U.S. Cash Management Prime Relationship Fund, (viii) the Brinson U.S. Value Equity Fund to the UBS U.S. Value Equity Relationship Fund, (ix) the Brinson International Equity Fund to the UBS International Equity Relationship Fund, (x) the Brinson Short-Term Fund to the UBS Short-Term Relationship Fund, (xi) the Brinson U.S. Large Capitalization Equity Fund to the UBS U.S. Large Cap Equity Relationship Fund, (xii) the Brinson U.S. Bond Fund to the UBS U.S. Bond Relationship Fund,
               (xiii) the Brinson Securitized Mortgage Fund to the UBS U.S. Securitized Mortgage Relationship Fund, (xiv) the Brinson Global Bond Fund to the UBS Global Bond Relationship Fund,
               (xv) the Brinson U.S. Intermediate Capitalization Equity Fund to the UBS U.S. Intermediate Cap Equity Relationship Fund,
               (xvi) the Brinson Bond Plus Fund to the UBS U.S. Core Plus Relationship Fund, (xvii) the Brinson Short Duration Fund to the UBS Short Duration Relationship Fund, (xviii) the Brinson Enhanced Yield Fund to the UBS Enhanced Yield Relationship Fund, (xix) the Brinson U.S. Treasury Inflation Protected Securities Fund to the UBS U.S. Treasury Inflation Protected Securities Relationship Fund, (xx) the Brinson Defensive High Yield Fund to the UBS Defensive High Yield Relationship Fund, and (xxi) DSI Enhanced S&P 500 Fund to the DSI Enhanced S&P 500 Relationship Fund (Amendment No. 20)./8/

          (p) Meeting held on March 18, 2002 re: the approval of the investment policy changes of each Series of Brinson Relationship Funds (Amendment No. 20)./8/

          (q) Form of Certificate of Secretary and Resolutions pertaining to Meeting held on June 3, 2002 re: authorization and designation of two (2) additional series of the Trust known as the UBS Opportunistic Emerging Markets Debt Relationship Fund and the UBS Opportunistic High Yield Relationship Fund (Amendment No. 21) is filed electronically herewith as EX-99.a.2(q).


(b)  By-laws.

     (1)  By-Laws dated August 22, 1994./1/

          (a) Certificate of Vice President and Assistant Secretary dated July 1, 2002 amending the By-Laws is filed electronically herewith as EX-99.b.1(a).

(c)  Instruments Defining Rights of Security Holders.

     The rights of security holders of the Trust are further defined in the following sections of the Trust's By-laws and Declaration:

          a.   By-laws

               See Article I - "Meetings of Holders Article VI, "Interest".

          b.   Declaration of Trust

               See Article III - "Powers of Trustees"
               See Article V - "Limitations of Liability"
               See Article VI - "Units in the Trust"
               See Article IX - "Holders"
               See Article VIII - "Determination of Book Capital Account, Balance, Net Income and Distributions".

(d)  Investment Advisory Contracts.

     (1) Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. on behalf of the Brinson Global Securities Fund, Brinson Short-Term Fund, Brinson Post-Venture Fund, Brinson High Yield Fund, Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund./1/

     (2) Amendment No. 1 dated June 26, 1997 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Intermediate Capitalization Equity Fund, Brinson EXDEX(R) Fund, Brinson Non-U.S. Equity Fund, Brinson Bond Plus Fund, Brinson U.S. Bond Fund and Brinson U.S. Short/Intermediate Fixed Income Fund./2/

     (3) Amendment No. 2 dated January 27, 1998 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Cash Management Prime Fund./2/

     (4) Amendment No. 3 dated June 1, 1998 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Large Capitalization Value Equity Fund and the Brinson Global Bond Fund and the elimination of the Brinson Short-Term Fund and the Brinson Global Equity Fund./2/

     (5) Amendment No. 4 dated June 1, 1998 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson Short-Term Fund./2/

     (6) Amendment No. 5 dated February 28, 2000 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the
            (i) Brinson U.S. Treasury Inflation Protected Securities Fund, (ii) Brinson Defensive High Yield Fund and (iii) Brinson Limited Duration Fund; (iv) the elimination of the Brinson EXDEX(R) Fund; (v) the name change of the Brinson Post-Venture Fund to the Brinson U.S. Small Capitalization Equity Fund; and (vi) the name change of the Brinson U.S. Large Capitalization Value Equity Fund to the Brinson U.S. Value Equity Fund./4/

     (7) Amendment No. 6 dated October 30, 2000 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the name change of the Brinson Global (Ex-U.S.) Equity Fund to the Brinson International Equity Fund./5/

     (8) Amendment No. 7 dated October 30, 2000 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the deletion of the Brinson High Yield Fund and the Brinson Defensive High Yield Fund./5/

     (9) Investment Advisory Agreement dated October 30, 2000 between Registrant and Brinson Partners, Inc. on behalf of the Brinson High Yield Fund and the Brinson Defensive High Yield Fund./5/

     (10) Sub-Advisory Agreement dated October 30, 2000 between Brinson Partners, Inc. and UBS Asset Management (New York), Inc. on behalf of the Brinson High Yield Fund and the Brinson Defensive High Yield Fund./5/

     (11) Amendment No. 1 dated May 21, 2001 to Schedule A of the Investment Advisory Agreement dated October 30, 2000 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson Securitized Mortgage Fund./8/

     (12) Amendment No. 2 dated August 28, 2001 to Schedule A of the Investment Advisory Agreement dated October 30, 2000 between the Registrant and Brinson Partners, Inc. reflecting the addition of the DSI Enhanced S&P 500 Fund./8/

     (13) Sub-Advisory Agreement dated August 28, 2001 between Brinson Partners, Inc. and DSI International Management Inc, on behalf of the DSI Enhanced S&P 500 Fund./8/

     (14) Amendment No. 8 dated December 13, 2001 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting (i) the name change of the Brinson Limited Duration Fund to the Brinson Enhanced Yield Fund and (ii) the name change of the Brinson U.S. Short/Intermediate Fixed Income Fund to the Brinson Short Duration Fund./8/

     (15) Form of Amendment No. 9 dated April 8, 2002 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) reflecting the name change of (i) the Brinson Global Securities Fund to the UBS Global Securities Relationship Fund, (ii) the Brinson U.S. Small Capitalization Equity Fund to the UBS U.S. Small Cap Equity Relationship Fund, (iii) the Brinson Emerging Markets Equity Fund to the UBS Emerging Markets Equity Relationship Fund, (iv) the Brinson Emerging Markets Debt Fund to the UBS Emerging Markets Debt Relationship Fund, (v) the Brinson U.S. Equity Fund to the UBS U.S. Equity Relationship Fund, (vi) the Brinson U.S. Cash Management Prime Fund to the UBS U.S. Cash Management Prime Relationship Fund, (vii) the Brinson U.S. Value Equity Fund to the UBS U.S. Value Equity Relationship Fund, (viii) the Brinson International Equity Fund to the UBS International Equity Relationship Fund, (ix) the Brinson Short-Term Fund to the UBS Short-Term Relationship Fund, (x) the Brinson U.S. Large Capitalization Equity Fund to the UBS U.S. Large Cap Equity Relationship Fund, (xi) the Brinson U.S. Bond Fund to the UBS U.S. Bond Relationship Fund, (xii) the Brinson Global Bond Fund to the UBS Global Bond Relationship Fund, (xiii) the Brinson U.S. Intermediate Capitalization Equity Fund to the UBS U.S. Intermediate Cap Equity Relationship Fund, (xiv) the Brinson Bond Plus Fund to the UBS U.S. Core Plus Relationship Fund, (xv) the Brinson Short Duration Fund to the UBS Short Duration Relationship Fund, (xvi) the Brinson Enhanced Yield Fund to the UBS Enhanced Yield Relationship Fund, (xvii) the Brinson U.S. Treasury Inflation Protected Securities Fund to the UBS U.S. Treasury Inflation Protected Securities Relationship Fund./8/

     (16) Form of Amendment No. 3 dated April 8, 2002 to Schedule A of the Investment Advisory Agreement dated October 30, 2000 between the Registrant and UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) reflecting the name change of (i) the Brinson High Yield Fund to the UBS High Yield Relationship Fund, (ii) the Brinson Defensive High Yield Fund to the UBS Defensive High Yield Relationship Fund, (iii) the Brinson Securitized Mortgage Fund to the UBS U.S. Securitized Mortgage Relationship Fund, and (iv) DSI Enhanced S&P 500 Fund to the DSI Enhanced S&P 500 Relationship Fund./8/

     (17) Form of Amendment No. 1 dated April 8, 2002 to Sub-Advisory Agreement dated October 30, 2000 between UBS Global Asset Management (Americas) Inc. (formerly known as Brinson Partners, Inc.) and UBS Global Asset Management (New York), Inc. (formerly known as UBS Asset Management (New York) Inc.) reflecting the name change of (i) the Brinson High Yield Fund to the UBS High Yield Relationship Fund, and (ii) the Brinson Defensive High Yield Fund to the UBS Defensive High Yield Relationship Fund./8/

     (18) Form of Investment Advisory Agreement, dated July 1, 2002, between the Registrant and UBS Global Asset Management (Americas) Inc. on behalf of UBS Global Securities Relationship Fund, UBS Global Bond Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Intermediate Cap Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Core Plus Relationship Fund, UBS U.S. Bond Relationship Fund, UBS Short Duration Relationship Fund, UBS Enhanced Yield Relationship Fund, UBS U.S. Treasury Inflation Protected Securities Relationship Fund, UBS Short-Term Relationship Fund, UBS Emerging Markets Debt Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, and UBS Opportunistic High Yield Relationship Fund is filed electronically herewith as Ex-99.d.18.

(e)  Underwriting Contracts.

            Not applicable.

(f)  Bonus or Profit Sharing Contracts.

            Not applicable.

(g)  Custodian Agreements.

     (1) Custodian arrangements are provided under a Multiple Services Agreement effective May 9, 1997 (the "Agreement"), as amended through May 21, 2001, between the Registrant and Morgan Stanley Trust
          Company ("MSTC") on behalf of each series of the Registrant. Effective October 1, 1998, MSTC was acquired by The Chase Manhattan Bank ("Chase"), and Chase assumed all of MSTC's rights and obligations under the Agreement./2/

          (a) Amendment dated May 9, 2000 to the Registrant's Agreement relating to Fee Obligation and Continuation of the Agreement./4/

          (b) Amendment dated February 28, 2000 to Schedule A (Securities Lending Authorization) of the Registrant's Agreement to reflect the addition of Brinson U.S. Treasury Inflation Protected Securities Fund, Brinson Defensive High Yield Fund and Brinson Limited Duration Fund, the elimination of the Brinson EXDEX (R) Fund, the name change of Brinson Post-Venture Fund to Brinson U.S. Small Capitalization Equity Fund and the name change of Brinson U.S. Large Capitalization Value Equity Fund to Brinson U.S. Value Equity Fund./4/

          (c) Form of Amendment dated May 21, 2001 to Schedule A (Securities Lending Authorization) of the Registrant's Agreement to reflect the addition of Brinson Securitized Mortgage Fund./6/

          (d) Amendment dated February 28, 2000 to Schedules B1 (List of Series) and F (Fee Schedule) of the Registrant's Agreement to reflect the addition of Brinson U.S. Treasury Inflation Protected Securities Fund, Brinson Defensive High Yield Fund and Brinson Limited Duration Fund, the elimination of the Brinson EXDEX (R) Fund, the name change of Brinson Post-Venture Fund to Brinson U.S. Small Capitalization Equity Fund and the name change of Brinson U.S. Large Capitalization Value Equity Fund to Brinson U.S. Value Equity Fund./4/

          (e) Form of Amendment dated May 21, 2001 to Schedule B1 (List of Series) and F (Fee Schedule) of the Registrant's Agreement to reflect the addition of the Brinson Securitized Mortgage Fund./6/

          (f) Amendment to Schedule B3 (Authorized Persons) of the Agreement as approved through February 16, 2001./5/

          (g) Amendment to Attachment A (Approved Borrowers Located Outside the U.S.) of the Agreement as approved through February 16, 2001./5/

          (h) Form of Amendment dated August 28, 2001 to Schedule A (Securities Lending Authorization) of the Registrant's Agreement to reflect the addition of the DSI Enhanced S&P 500 Fund./7/

          (i) Form of Amendment dated August 28, 2001 to Schedule B1 (List of Series) and F (Fee Schedule) to reflect the addition of the DSI Enhanced S&P 500 Equity Fund./7/

          (j) Amendment to Schedule B3 (Authorized Persons) of the Agreement as approved through August 28, 2001./7/

          (k) Amendment to Attachment A (Approved Borrowers Located Outside the U.S.) of the Agreement as approved through August 28, 2001./7/

          (l) Form of Amendment dated February 15, 2002 to Schedule A (Securities Lending Authorization) to reflect the name change of
               (i) the Brinson Global Securities Fund to the UBS Global Securities Relationship Fund, (ii) the Brinson U.S. Small Capitalization Equity Fund to the UBS U.S. Small Cap Equity Relationship Fund, (iii) the Brinson Emerging Markets Equity Fund to the UBS Emerging Markets Equity Relationship Fund, (iv) the Brinson Emerging Markets Debt Fund to the UBS Emerging Markets Debt Relationship Fund, (v) the Brinson U.S. Equity Fund to the UBS U.S. Equity Relationship Fund, (vi) the Brinson U.S. Cash Management Prime Fund to the UBS U.S. Cash Management Prime Relationship Fund, (vii) the Brinson U.S. Value Equity Fund to the UBS U.S. Value Equity Relationship Fund, (viii) the Brinson International Equity Fund to the UBS International Equity Relationship Fund, (ix) the Brinson Short-Term Fund to the UBS Short-Term Relationship Fund, (x) the Brinson U.S. Large Capitalization Equity Fund to the UBS U.S. Large Cap Equity Relationship Fund, (xi) the Brinson U.S. Bond Fund to the UBS U.S. Bond Relationship Fund, (xii) the Brinson Global Bond Fund to the UBS Global Bond Relationship Fund, (xiii) the Brinson U.S. Intermediate Capitalization Equity Fund to the UBS U.S. Intermediate Cap Equity Relationship Fund, (xiv) the Brinson Bond Plus Fund to the UBS U.S. Core Plus Relationship Fund, (xv) the Brinson Short Duration Fund to the UBS Short Duration Relationship Fund, (xvi) the Brinson Enhanced Yield Fund to the UBS Enhanced Yield Relationship Fund, (xvii) the Brinson U.S. Treasury Inflation Protected Securities Fund to the UBS U.S. Treasury Inflation Protected Securities Relationship Fund is filed electronically herewith as EX.99.g.1(l).

          (m) Form of Amendment dated February 15, 2002 to Schedule B1 (List of Series) and F (Fee Schedule) to reflect the name change of (i) the Brinson Global Securities Fund to the UBS Global Securities Relationship Fund, (ii) the Brinson U.S. Small Capitalization Equity Fund to the UBS U.S. Small Cap Equity Relationship Fund,
               (iii) the Brinson Emerging Markets Equity Fund to the UBS Emerging Markets Equity Relationship Fund, (iv) the Brinson Emerging Markets Debt Fund to the UBS Emerging Markets Debt Relationship Fund, (v) the Brinson U.S. Equity Fund to the UBS U.S. Equity Relationship Fund, (vi) the Brinson U.S. Cash Management Prime Fund to the UBS U.S. Cash Management Prime Relationship Fund, (vii) the Brinson U.S. Value Equity Fund to the UBS U.S. Value Equity Relationship Fund, (viii) the Brinson International Equity Fund to the UBS International Equity Relationship Fund, (ix) the Brinson Short-Term Fund to the UBS Short-Term Relationship Fund, (x) the Brinson U.S. Large Capitalization Equity Fund to the UBS U.S. Large Cap Equity Relationship Fund, (xi) the Brinson U.S. Bond Fund to the UBS U.S. Bond Relationship Fund, (xii) the Brinson Global Bond Fund to the UBS Global Bond Relationship Fund, (xiii) the Brinson U.S. Intermediate Capitalization Equity Fund to the UBS U.S. Intermediate Cap Equity Relationship Fund, (xiv) the Brinson Bond Plus Fund to the UBS U.S. Core Plus Relationship Fund, (xv) the Brinson Short Duration Fund to the UBS Short Duration Relationship Fund, (xvi) the Brinson Enhanced Yield Fund to the UBS Enhanced Yield Relationship Fund, (xvii) the Brinson U.S. Treasury Inflation Protected Securities Fund to the UBS U.S. Treasury Inflation Protected Securities Relationship Fund is filed electronically herewith as EX.99.g.1(m).

          (n) Amendment to Schedule B3 (Authorized Persons) of the Agreement as approved through March 18, 2002 is filed electronically herewith as EX.99.g.1(n).

          (o) Amendment to Attachment A (Approved Borrowers Located Outside the U.S.) of the Agreement as approved through March 18, 2002 is filed electronically herewith as EX.99.g.1(o).

          (p) Form of Amendment dated June 3, 2002 to Schedule A (Securities Lending Authorization) to reflect the addition of (i) the UBS Opportunistic Emerging Markets Debt Relationship Fund, and (ii) the UBS Opportunistic High Yield Relationship Fund is filed electronically herewith as EX.99.g.1(p).

          (q) Form of Amendment dated June 3, 2002 to Schedule B1 (List of Series) and F (Fee Schedule) to reflect the addition of (i) the UBS Opportunistic Emerging Markets Debt Relationship Fund, and
               (ii) the UBS Opportunistic High Yield Relationship Fund is filed electronically herewith as EX.99.g.1(q).

(h)  Other Material Contracts.

            Not applicable.

(i)  Legal Opinion.

            Not applicable.

(j)   Other Opinions.
      Not applicable.

(k)   Omitted Financial Statements.
      Not applicable.

(l)   Initial Capital Agreements.
      Not applicable.

(m)   Rule 12b-1 Plan.
      Not applicable.

(n)   Rule 18f-3 Plan.
      Not applicable.

(o)   Reserved

(p)   Codes of Ethics.

      (1) Code of Ethics of the Registrant dated February 21, 1995, as approved on February 28, 2000./3/

      (2) Integrity Policy of UBS Brinson effective February 4, 2000, approved on February 28, 2000./3/

      (3) Code of Ethics for Personal Investing of DSI International Management, Inc., dated August, 2000, as approved on August 28, 2001./7/

(q)   Power of Attorney.


      (1)  Power of Attorney dated August 28, 2001, appointing Karl
           Hartmann, Gregory Pickard, Kathleen O'Neill, Ellen O'Brien, Patricia Leyne and Kelli Meidhof as attorneys-in-fact and agents./7/

-------------------------------------------------

/1/ Incorporated herein by reference to Item 24(b)(9)(2) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 811-9036) (the "Registration Statement") as filed electronically with the SEC on April 30, 1997.

/2/ Incorporated herein by reference to Post Effective Amendment No. 11 to the Registrant's Registration Statement as filed electronically with the SEC on June 12, 1998.

/3/ Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement as filed electronically with the SEC on April 14, 2000.

/4/ Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement as filed electronically with the SEC on October 30, 2000.

/5/ Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement as filed electronically with the SEC on April 27, 2001.

/6/ Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration Statement as filed electronically with the SEC on July 6, 2001.

/7/ Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement as filed electronically with the SEC on October 3, 2001.

/8/ Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement as filed electronically with the SEC on April 9, 2002.


Item 24.  Persons Controlled by or Under Common Control with the Fund.

     None.

Item 25.  Indemnification.

          As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), indemnification provisions for each of the Registrant's Trustees, officers, employees, agents and persons who serve at the Trust's request as directors, officers or trustees of other organizations in which the Trust has any interest as a shareholder, creditor or otherwise are set forth in Article V, Sections 5.2 and 5.3 of the Registrant's Declaration as amended on May 20, 1996, August 21, 2000, November 20, 2000, and February 15, 2002. (included in Item 23(a)(1) above).

          Pursuant to Article V, Section 5.2 of the Registrant's Declaration, the Trust shall indemnify each of its Trustees, officers, employees, and agents against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him, her or it in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he, she or it may be involved or with which he, she or it may be threatened, while in office or thereafter, by reason of his, her or its being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he, she or it shall have been adjudicated to have acted in bad faith, with wilful misfeasance, gross negligence or reckless disregard of his, her or its duties to the Registrant.

          "Director and Officer" liability policies purchased by the Registrant insure the Registrant's Trustees and officers, subject to the policies' coverage limits, exclusions and deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Registrant hereby undertakes that it will apply the the indemnification provision of the Declaration, in a manner consistent with Release 11,330 of the SEC under the 1940 Act, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

Item 26.  Business and Other Connections of the Investment Advisor.

          UBS Global Asset Management (Americas) Inc. provides investment advisory service for a variety of individuals and institutions and as of March 31, 2002 had approximately $39 billion in assets under management.
It presently provides investment advisory services to three other investment companies: The UBS Funds, Fort Dearborn Income Securities, Inc. and the Vision Group of Funds.

          For information as to any other business, profession, vocation or employment of a substantial nature in which the Registrant's investment advisor, UBS Global Asset Management (Americas) Inc., and each director or officer of the Registrant's investment advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, reference is made to the Form ADV (File #801-34910) filed by it under the Investment Advisers Act of 1940, as amended.

Item 27.  Principal Underwriters.

          Not Applicable.

Item 28.  Location of Accounts and Records.

          All records described in Section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section, are maintained by the Registrant's investment advisor, UBS Global Asset Management (Americas) Inc., 209 South LaSalle Street, Chicago, IL 60604-1295, except for those maintained by the Registrant's Custodian, JPMorgan Chase Bank ("Chase"), 270 Park Avenue, New York, New York 10017.

          Chase provides general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Registrant, including the coordination and monitoring of any third party service providers and maintains all such records relating to these services.

Item 29.  Management Services.

          The Registrant is not a party to any management-related service contracts not discussed in Part A or Part B.

Item 30.  Undertakings.

Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 3rd day of July, 2002.


                                        UBS RELATIONSHIP FUNDS

                                        By /s/ Brian M. Storms
                                           ------------------------------------
                                           Brian M. Storms
                                           President

By /s/ Gregory L. Pickard
   -------------------------------
   Gregory L. Pickard
  *as Attorney-in-Fact and Agent
   pursuant to Power of Attorney

                              UBS RELATIONSHIP FUNDS

                         Post-Effective Amendment No. 21

                                  EXHIBIT INDEX


EXHIBIT NO.       EXHIBIT DESCRIPTION
-----------       -------------------

EX-99.a.2(q)   Form of Certificate of the Secretary and resolutions relating to the authorization and designation of two (2) additional series of the Trust known as the UBS Opportunistic Emerging Markets Debt
               Relationship Fund and the UBS Opportunistic High Yield
               Relationship Fund.

EX-99.b.1(a)   Certificate of Vice President and Assistant Secretary dated
               July 1, 2002 amending the Trust's By-Laws.

EX-99.d.18     Form of Investment Advisory Agreement, dated July 1, 2002, between the Registrant and UBS Global Asset Management (Americas)
               Inc.

EX-99.g.1(l)   Form of Amendment, dated February 15, 2002, to Schedule A
               (Securities Lending Authorization) of the Agreement to reflect the name change of each Series of UBS Relationship Funds
               (formerly known as Brinson Relationship Funds).

EX-99.g.1(m)   Form of Amendment, dated February 15, 2002, to Schedule B1
               (List of Series) and (Fee Schedule) of the Agreement to reflect the name change of each Series of UBS Relationship
               Funds (formerly known as Brinson Relationship Funds).

EX-99.g.1(n)   Amendment, dated March 18, 2002, to Schedule B3 (Authorized
               Persons) of the Agreement.

EX-99.g.1(o)   Amendment, dated March 18, 2002, to Attachment A (Approved
               Borrowers Located Outside the U.S.) of the Agreement.

EX-99.g.1(p)   Form of Amendment, dated June 3, 2002, to Schedule A
               (Securities Lending Authorization) of the Agreement to reflect the addition of two Series to the UBS Relationship Funds.

EX-99.g.1(q)   Form of Amendment, dated June 3, 2002, to Schedule B1 (List of
               Series) and F (Fee Schedule) of the Agreement to reflect the addition of two Series to the UBS Relationship Funds.